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                                 WT MUTUAL FUND

                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND
                  WILMINGTON MID CAP STRATEGIC ALLOCATION FUND
                 WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND
                WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO
                        WILMINGTON REAL ESTATE PORTFOLIO

                            1100 North Market Street
                           Wilmington, Delaware 19890

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                       STATEMENT OF ADDITIONAL INFORMATION

                                NOVEMBER 1, 2003

                    AS AMENDED AND RESTATED FEBRUARY 4, 2004

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This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Strategic Allocation Funds' current prospectus, as amended from time to time. A copy of the prospectus may be obtained without charge, by writing to Professional Funds Distributor, LLC (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor or by calling (800) 336-9970.

Audited financial statements for the Wilmington International Multi-Manager Portfolio and the Series in which it invests for the fiscal year ended June 30, 2003, included in its Annual Report to shareholders, is incorporated into this SAI by reference.

The Wilmington Large Cap Strategic Allocation Fund, Wilmington Mid Cap Strategic Allocation Fund, Wilmington Small Cap Strategic Allocation Fund and Real Estate Portfolio commenced operations on July 1, 2003 and, therefore, do not have audited financial statements.

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                                TABLE OF CONTENTS

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
GENERAL INFORMATION..........................................................................................       1
INVESTMENT POLICIES..........................................................................................       1
INVESTMENT LIMITATIONS.......................................................................................       7
TRUSTEES AND OFFICERS........................................................................................      10
CODE OF ETHICS...............................................................................................      17
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................................................      18
INVESTMENT ADVISORY AND OTHER SERVICES.......................................................................      18
SUB-ADVISORY SERVICES........................................................................................      20
ADMINISTRATION AND ACCOUNTING SERVICES.......................................................................      22
ADDITIONAL SERVICE PROVIDERS.................................................................................      22
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN...................................................................      22
BROKERAGE ALLOCATION AND OTHER PRACTICES.....................................................................      23
CAPITAL STOCK AND OTHER SECURITIES...........................................................................      23
PURCHASE, REDEMPTION AND PRICING OF SHARES...................................................................      26
DIVIDENDS....................................................................................................      28
TAXATION OF THE FUNDS........................................................................................      28
CALCULATION OF PERFORMANCE INFORMATION.......................................................................      32
FINANCIAL STATEMENTS.........................................................................................      36
APPENDIX A -- OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES......................................     A-1
APPENDIX B -- DESCRIPTION OF RATINGS ........................................................................     B-1
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                               GENERAL INFORMATION

WT Mutual Fund ("WT Fund") was organized as a Delaware business trust on June 1, 1994. The name of WT Fund was changed from Kiewit Mutual Fund to WT Mutual Fund on October 20, 1998.

WT Fund has established the following Funds described in this SAI: the Wilmington Large Cap Strategic Allocation Fund, the Wilmington Mid Cap Strategic Allocation Fund, the Wilmington Small Cap Strategic Allocation Fund (collectively, the "Strategic Funds"), the Wilmington International Multi-Manager Portfolio and the Wilmington Real Estate Portfolio (each a "Portfolio" and with the Strategic Funds, the "Funds"). Each of these Funds issues Institutional, Investor and Service Shares, except for the International Multi-Manger Portfolio and the Real Estate Portfolio, which issue Institutional and Investor Shares. Each Fund is a diversified, open-end management investment company.

                               INVESTMENT POLICIES

The following information supplements the information concerning each Fund's investment objective, policies and limitations found in the prospectus. Unless otherwise indicated, it applies to the Funds through their investment in underlying series, which are series of WT Investment Trust I (the "Trust"). The "Underlying Series" are: (i) the Large Cap Quantitative Series and the Large Cap Multi-Manager Series for the Large Cap Strategic Allocation Fund; (ii) the Mid Cap Quantitative Series and the Mid Cap Multi-Manager Series for the Wilmington Mid Cap Strategic Allocation Fund; (iii) Small Cap Quantitative Series and the Small Cap Multi-Manager Series for the Wilmington Small Cap Strategic Allocation Fund; the International Multi-Manager Series for the Wilmington International Multi-Manager Portfolio; and (v) the Real Estate Series for the Wilmington Real Estate Portfolio.

The investment objective of each Strategic Fund and Underlying Series is to achieve long-term capital appreciation.

The Wilmington Large Cap Strategic Allocation Fund seeks to achieve its investment objective by investing at least 80% of its assets in the Large Cap Quantitative Series and Large Cap Multi-Manager Series.

The Wilmington Mid Cap Strategic Allocation Fund seeks to achieve its investment objective by investing at least 80% of its assets in the Mid Cap Quantitative Series and Mid Cap Multi-Manager Series.

The Wilmington Small Cap Strategic Allocation Fund seeks to achieve its investment objective by investing at least 80% of its assets in the Small Cap Quantitative Series and Small Cap Multi-Manager Series.

Each Strategic Fund invests all of its assets in the Underlying Series in accordance with weightings determined by the Fund's investment adviser. Each of the Underlying Series invests directly in equity securities in accordance with its investment polices and strategies. Currently, the Funds invests in the shares of the Underlying Series of WT Investment Trust I; however, at any time, the Fund's investment adviser, Rodney Square Management Corporation ("RSMC"), may add or substitute Underlying Series in which a Strategic Fund may invest.

The foregoing investment objectives and policies may be changed upon 60 days' written notice to shareholders.

The investment objective for the Wilmington International Multi-Manager Portfolio is to seek superior long-term capital appreciation. The Wilmington International Multi-Manager Portfolio seeks to achieve its investment objective by investing at least 85% of its total assets in a diversified portfolio of equity (or related) securities of foreign issuers. The Wilmington International Multi-Manger Portfolio's investment objective may not be changed without shareholder approval.

The investment objective of the Wilmington Real Estate Portfolio is to achieve long-term growth of capital and high current income. The Wilmington Real Estate Portfolio's investment objective is considered a fundamental policy and may not be changed without shareholder approval. The Wilmington Real Estate Portfolio seeks its investment objective by investing all of its assets in the Real Estate Series. Under normal market conditions, the Real Estate Series will invest at least 80% of its net assets in securities of real estate and real estate-related companies. The foregoing policy is not considered a fundamental policy and may be changed upon 60 days' notice to shareholders.

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CASH MANAGEMENT. Each Fund may invest in cash or cash equivalents including high-quality money market instruments and money market funds in order to manage cash flow in a Fund. Each Strategic Fund will, under normal market conditions invest no more than 20% of its total assets in cash and cash equivalents; the International Multi-Manager Portfolios each will under normal market conditions invest no more than 15% of its total assets in cash and cash equivalents. Certain of these money market instruments are described below.

         - MONEY MARKET FUNDS. The International Multi-Manager and Real Estate Portfolios may invest in the securities of other money market mutual funds, within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act"). (See "Investment Company Securities.")

         - U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government generally backs payment of the interest and principal on these obligations directly or indirectly. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

         -        COMMERCIAL PAPER. Each Fund may invest in commercial paper.
                  Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds may invest only in commercial paper rated A-1 or higher by S&P or Moody's or if not rated, determined by the investment adviser or sub-adviser to be of comparable quality.

         -        BANK OBLIGATIONS. Each Fund may invest in U.S.
                  dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States.

                  Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

                  - BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

                  - CERTIFICATES OF DEPOSIT. Certificates of Deposit are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

                  - TIME DEPOSITS. Time deposits are bank deposits for fixed periods of time.

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of

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convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

Each Underlying Series may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical rating organization such as Moody's or S&P, or if unrated, are determined by the investment adviser or a sub-adviser, as applicable, to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to an Underlying Series' purchase of the security, the investment adviser or a sub-adviser, as applicable, will determine whether it is in the best interest of a Fund to retain the security.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DEPOSITARY RECEIPTS. American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

FOREIGN SECURITIES. The Funds may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of foreign securities. (See "Depositary Receipts" above.) The International Multi-Manager Portfolio invests primarily in foreign securities and the Real Estate Portfolio may invest up to 25% of its assets in foreign securities. Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of ADRs and EDRs. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets. Investing in foreign securities involves certain special risks and considerations that are not typically associated with investing in U.S. companies, including, but not limited to, (i) generally less liquid and less efficient securities markets,
(ii) generally greater price volatility, (iii) exchange rate fluctuations and exchange controls, (iv) the imposition of restrictions on the expatriation of funds or other assets, (v) less publicly available information about issuers,
(vi) the imposition of taxes (vii) higher transaction and custody costs, (viii) settlement delays and risk of loss, (ix) difficulties in enforcing contracts,
(x) less liquidity and smaller market capitalizations, (xi) lesser regulation of securities markets, (xii) different accounting and disclosure standards, (xiii) governmental interference, (xiv) higher inflation, (xv) social, economic and political uncertainties, (xvi) the risk of expropriation of assets, (xvii) and the risk of war.

HEDGING STRATEGIES. Each Fund may engage in certain hedging strategies that involve options, and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. Each Fund may invest no more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Fund's books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will

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monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund's adviser or sub-adviser to the Board of Trustees.

INVESTMENT COMPANY SECURITIES AND EXCHANGE TRADED FUNDS. Each Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange traded funds ("ETFs"). Such investments are subject to limitations prescribed by the 1940 Act unless an SEC exemption is applicable. These limitations currently provide, in part, that the Underlying Series may not purchase shares of an investment company if (a) such a purchase would cause the Underlying Series to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Underlying Series to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Underlying Series' total assets to be invested in the aggregate in all investment companies. As a shareholder in an investment company, a Fund would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including iShares, registered investment companies are permitted to invest in iShares beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the iShares Funds, including that such investment companies enter into an agreement with the iShares Funds. The Funds have entered into such an agreement.

As a shareholder in another investment company, the Underlying Series would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. A Fund's investment of its assets in its corresponding Underlying Series is excepted from these limitations

MORTGAGE-BACKED SECURITIES. The Real Estate Portfolio may invest in Mortgage-Backed Securities. Mortgage-backed securities are securities representing interests in a pool of mortgages secured by real estate property.

Ginnie Mae mortgage-backed securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as mortgage bankers, commercial banks and savings associations and are either guaranteed by the Federal Housing Administration or insured by the Department of Veterans Affairs. Timely payment of interest and principal on each mortgage loan is backed by the full faith and credit of the U.S. Government.

Fannie Mae and Freddie Mac both issue mortgage-backed securities that are similar to Ginnie Mae securities in that they represent interests in pools of mortgage loans. Fannie Mae guarantees timely payment of interest and principal on its certificates and Freddie Mac guarantees timely payment of interest and ultimate payment of principal. Freddie Mac also has a program under which it guarantees timely payment of scheduled principal as well as interest. Fannie Mae and Freddie Mac guarantees are backed only by those agencies and not by the full faith and credit of the U.S. Government. In the case of mortgage-backed securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is U.S. Government-backed.

Most mortgage-backed securities pass monthly payment of principal and interest through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, bi-weekly and semiannually. The monthly principal and interest payments also are not always passed through to the holder on a pro rata basis. In the case of collateralized mortgage obligations ("CMOs"), the pool is divided into two or more tranches and special rules for the disbursement of principal and interest payments are established.

CMO residuals are derivative securities that generally represent interests in any excess cash flow remaining after making required payments of principal and interest to the holders of the CMOs described above. Yield to maturity on CMO residuals is extremely sensitive to prepayments. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to the level of the index upon which interest rate adjustments are based.

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Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. SMBS usually are structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of mortgage assets. A common type of SMBS will have one class of holders receiving all interest payments -- "interest only" or "IO" -- and another class of holders receiving the principal repayments -"principal only" or "PO." The yield to maturity of IO and PO classes is extremely sensitive to prepayments on the underlying mortgage assets.

Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Series invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Portfolio owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against the Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. The Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales. The Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. To secure its obligation to deliver the securities sold short, the Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. The Real Estate Portfolio may pledge no more than 10% of its total assets as collateral for short sales against the box.

OPTIONS ON SECURITIES AND SECURITIES INDICES. Each of the Strategic Funds may purchase call options on securities that the investment adviser or sub-adviser intends to include in an Underlying Series in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Underlying Series may purchase put options to hedge against a decline in the market value of securities held in the Underlying Series or in an attempt to enhance return. The Underlying Series may write (sell) put and covered call options on securities in which they are authorized to invest. The Underlying Series may also purchase put and call options, and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of an Underlying Series that are invested in equity (or related) securities, the Strategic Funds may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

REAL ESTATE COMPANIES. The Real Estate Portfolio will under normal market conditions invest at least 80% of its total assets securities (including, but not limited to common shares, preferred shares and convertible preferred shares) and debt securities issued by Real Estate Companies, including REITs. A "Real Estate Company" is a company (i) that generally derives at least 50% of its revenue from the ownership, leasing, construction, financing,

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management or sale of commercial, industrial or residential real estate (or has at least 50% of its assets invested in such real estate) or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. As part of this policy, the Portfolio may also invest in rights or warrants to purchase income-producing common and preferred shares of Real Estate Companies. Substantially all of the equity securities of Real Estate Companies in which the Portfolio intends to invest are traded on a national securities exchange or in the over-the-counter markets. The Portfolio may invest up to 20% of its total assets in U.S. Government obligations and other debt securities, including convertible debt securities, issued by Real Estate Companies.

REITS. The Real Estate Portfolio may invest all of its assets in equity and/or debt securities issued by REITs. A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate properties or in real estate related loans (such as mortgages) or other interests. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs.

Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value.

Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages.

Hybrid REITs combine the characteristics of both equity REITs and mortgage
REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Real Estate Portfolio may invest in both publicly and privately traded REITs.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund if the other party to the repurchase agreement defaults), it is the policy of each Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the investment adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund's investment limitations.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Each Fund is subject to an investment limitation on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the investment adviser or a sub-adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser or a sub-adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser or a sub-adviser intends to purchase securities that are exempt from registration under Rule 144A.

SECURITIES LENDING. Each Fund may from time to time lend its portfolio securities pursuant to agreements that require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for an Underlying Series exceeds one-third of the value of the Fund's total assets taken at fair market value. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to

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such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the investment adviser to be of good standing and when, in the judgment of the investment adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

TEMPORARY DEFENSIVE POSITIONS. Each Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.

PORTFOLIO TURNOVER. The Wilmington International Multi-Manager Portfolio turnover rates for the twelve month periods ended June 30, 2003 and June 30, 2002 were 148% and 91%, respectively.

Significant variation in the turnover rates of the Wilmington International Multi-Manager Portfolio due to manager changes through certain corporate transactions and through voluntary searches.

                             INVESTMENT LIMITATIONS

Except as otherwise provided, the Funds and their corresponding Underlying Series have adopted the investment limitations set forth below. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market value of a Fund's or an Underlying Series' assets or redemptions of shares will not be considered a violation of a limitation.

Except as otherwise provided, the Funds and their corresponding Underlying Series have adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or redemptions of shares will not be considered a violation of the limitation.

The International Multi-Manager Portfolio and the Real Estate Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. purchase securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that this limitation does not apply to debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and, with respect to the Real Estate Portfolio, this limitation does not apply to municipal securities. However, the Real Estate Portfolio may invest more than 25% of its total assets in the real estate industry and intends to be concentrated in the securities of domestic and foreign real estate and real estate related companies. For purposes of the Real Estate Portfolio's policy, real estate and real estate related companies consist of companies (i) that generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or has at least 50% of its assets invested in such real estate) or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

3. borrow money, provided that the Portfolios may borrow money for temporary or emergency purposes, and then in an aggregate amount not in excess of 10% of a Portfolio's total assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations;
         (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided (i) that the Portfolios each may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts, and (ii) that, with respect to the Real Estate Portfolio, investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Real Estate Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

7. purchase or sell physical commodities, provided that Portfolios each may invest in, purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8.       issue senior securities, except to the extent permitted by the 1940
         Act.

The investment limitations described above do not prohibit a Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding series of WT Investment Trust I.

The following non-fundamental policies apply to each Portfolio unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Each Portfolio will not:

1. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Portfolio, provided that the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecations for this purpose;

2.       make short sales of securities except short sales "against the box;"

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

4. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets; and

5. with respect to the Real Estate Portfolio only, borrow money in an amount greater than 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Real Estate Portfolio may not borrow for leveraging, but may borrow for temporary or emergency purposes, in response to adverse market conditions, or for cash management purposes.

When engaging in options, futures and forward currency contract strategies, a Portfolio will either: (1) set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while he strategy is outstanding, unless they are replaced with similar assets.

The following non-fundamental policies apply to each Strategic Fund and its Underlying Series unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Each Strategic Fund and Underlying Series will not:

1. purchase the securities of any one issuer, if as a result, more than 5% of the Underlying Series' total assets would be invested in the securities of such issuer, or the Underlying Series would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Underlying Series may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to a Fund's in the Underlying Series. This restriction also does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

3. borrow money, provided that each Fund or Underlying Series may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3% of a Strategic Fund's assets;

4. make loans of money or securities, except by entering into repurchase agreements. (For the purpose of this restriction, lending of portfolio securities by the Underlying Series are not deemed to be loans);

5. underwrite any issue of securities, except to the extent that a Strategic Fund or an Underlying Series may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or interests therein, although each Underlying Series may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, provided that each Underlying Series may purchase or write interest rate, and stock index futures contracts and related options thereon;

8. issue senior securities, except to the extent permitted by the 1940 Act, provided that each of the Strategic Funds and Underlying Series may borrow money subject to its investment limitation on borrowing and insofar as a Strategic Fund or Underlying Series may be deemed to have issued a senior security by reason of entering into repurchase agreements;

9. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by a Strategic Fund or Underlying Series. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by an and collateral arrangements with respect to margin for future contracts by an Underlying Series are not deemed to be pledges or hypothecations);

10.      make short sales of securities except short sales against the box;

11. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Underlying Series may make initial and variation margin deposits in connection with permitted transactions in options without violating this limitation; or

12. purchase securities if its outstanding borrowings exceed 5% of the value of its total assets

When engaging in options, futures and forward currency contract strategies, an Underlying Series will either: (1) earmark or set aside cash or liquid securities in a segregated account with WT Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while he strategy is outstanding, unless they are replaced with similar assets.

Notwithstanding any other investment policy or restriction, each Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in one or more registered investment companies such as Underlying Series and other Series of the Trust.

Notwithstanding the foregoing investment restrictions, the Underlying Series in which the Strategic Funds may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, which may permit a Fund to engage in investment strategies indirectly that are prohibited under the investment restrictions listed above.

TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of WT Fund. All persons named as Trustees and officers also serve in a similar capacity for WT Investment Trust I (the "Trust"). Each person listed under "Interested Trustees" below is an "interested person" of each of the Funds' or their Underlying Series' investment adviser, WT Fund or the Trust, within the meaning of the 1940 Act. Each person who is not an "interested person" of the Funds' or Underlying Series' investment adviser, WT Fund or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. For purposes of the information below, "WT Fund Complex" refers to WT Fund and the Trust, collectively. The address of each Trustee as it relates to WT Fund's business is 1100 North Market Street, Wilmington, DE 19890.

                                                                                            NUMBER OF
                                                                          PRINCIPAL        FUNDS IN WT        OTHER
                               POSITION(S)      TERM OF OFFICE AND      OCCUPATION(S)     FUND COMPLEX    DIRECTORSHIPS
                              HELD WITH WT        LENGTH OF TIME         DURING PAST       OVERSEEN BY        HELD BY
NAME AND DATE OF BIRTH            FUND                SERVED              FIVE YEARS         TRUSTEE         TRUSTEE
------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------
ROBERT J. CHRISTIAN(1)        Trustee,          Shall serve until     Chief Investment          57       RSMC
Date of Birth: 2/49           President,        death, resignation    Officer of                         (registered
                              Chief             or removal.           Wilmington Trust                   investment
                              Executive         Trustee, President    Company since                      adviser);
                              Officer and       and Chairman of       February 1996.                     Wilmington Low
                              Chairman of       the Board since                                          Volatility Fund
                              the Board         October 1998.                                            of Funds
                                                                                                         (closed-end
                                                                                                         registered
                                                                                                         investment
                                                                                                         company)
------------------------------------------------------------------------------------------------------------------------
WILLIAM P. RICHARDS, JR.(2)   Trustee           Shall serve until     Managing Director         57       None
Date of Birth:  11/36                           death, resignation    and Senior
                                                or removal.           Portfolio Manager,
                                                Trustee since         Roxbury Capital
                                                October 1999.         Management LLC
                                                                      since 1998.

         (1) Mr. Christian is an "Interested Trustee" by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to WT Fund and the Trust.

         (2) Mr. Richards is an "Interested Trustee" by reason of his position as Managing Director of Roxbury Capital Management LLC, an investment adviser to the Trust.

                                                                                            NUMBER OF
                                                                          PRINCIPAL        FUNDS IN WT        OTHER
                               POSITION(S)      TERM OF OFFICE AND      OCCUPATION(S)     FUND COMPLEX    DIRECTORSHIPS
                              HELD WITH WT        LENGTH OF TIME         DURING PAST       OVERSEEN BY        HELD BY
NAME AND DATE OF BIRTH            FUND                SERVED              FIVE YEARS         TRUSTEE         TRUSTEE
------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
ROBERT ARNOLD                 Trustee           Shall serve until     Founder and               57       N/A
Date of Birth: 3/44                             death, resignation    co-manages, R. H.
                                                or removal.           Arnold & Co., Inc.
                                                Trustee since May     (investment banking
                                                1997.                 company) since 1989.
------------------------------------------------------------------------------------------------------------------------
ERIC BRUCKER                  Trustee           Shall serve until     Dean, School of           57       Wilmington Low
Date of Birth: 12/41                            death, resignation    Business                           Volatility Fund
                                                or removal.           Administration of                  of Funds
                                                Trustee since         Widener University                 (closed-end
                                                October 1999.         since July 2001.                   registered
                                                                      Prior to that,                     investment
                                                                      Dean, College of                   company)
                                                                      Business, Public
                                                                      Policy and Health
                                                                      at the University
                                                                      of Maine from
                                                                      September 1998 to
                                                                      June 2001.
------------------------------------------------------------------------------------------------------------------------
NICHOLAS GIORDANO             Trustee           Shall serve until     Consultant,               57       Kalmar Pooled
Date of Birth: 3/43                             death, resignation    financial services                 Investment
                                                or removal.           organizations from                 Trust;
                                                Trustee since         1997 to present;                   Independence
                                                October 1998.         Interim President,                 Blue Cross;
                                                                      LaSalle University                 Fotoball,
                                                                      from 1998 to 1999.                 U.S.A.
                                                                                                         (sporting and
                                                                                                         athletics
                                                                                                         goods
                                                                                                         manufacturer);
                                                                                                         DaisyTek
                                                                                                         International
                                                                                                         (wholesale
                                                                                                         paper and paper
                                                                                                         products); and
                                                                                                         Selas
                                                                                                         Corporation
                                                                                                         of America
                                                                                                         (industrial
                                                                                                         furnaces and
                                                                                                         ovens).
                                                                                                         Wilmington
                                                                                                         Low Volatility
                                                                                                         Fund of Funds
                                                                                                         (closed-end
                                                                                                         registered
                                                                                                         investment
                                                                                                         company)

                                                                                            NUMBER OF
                                                                          PRINCIPAL        FUNDS IN WT        OTHER
                               POSITION(S)      TERM OF OFFICE AND      OCCUPATION(S)     FUND COMPLEX    DIRECTORSHIPS
                              HELD WITH WT        LENGTH OF TIME         DURING PAST       OVERSEEN BY        HELD BY
NAME AND DATE OF BIRTH            FUND                SERVED              FIVE YEARS         TRUSTEE         TRUSTEE
------------------------------------------------------------------------------------------------------------------------
LOUIS KLEIN JR.               Trustee           Shall serve until     Self-employed             57       Manville
Date of Birth: 5/35                             death, resignation    financial                          Personal Injury
                                                or removal.           consultant since                   Settlement
                                                Trustee since         1991.                              Trust and WHX
                                                October 1999.                                            Corporation
                                                                                                         (industrial
                                                                                                         manufacturer).
------------------------------------------------------------------------------------------------------------------------
CLEMENT C. MOORE, II          Trustee           Shall serve until     Managing Partner,         57       N/A
Date of Birth: 9/44                             death, resignation    Mariemont Holdings,
                                                or removal.           LLC, (real estate
                                                Trustee since         holding and
                                                October 1999.         development
                                                                      company) since 1980.
------------------------------------------------------------------------------------------------------------------------
JOHN J. QUINDLEN              Trustee           Shall serve until     Retired since 1993.       57       N/A
Date of Birth: 5/32                             death, resignation
                                                or removal.
                                                Trustee since
                                                October 1999.
------------------------------------------------------------------------------------------------------------------------
MARK A. SARGENT               Trustee           Shall serve until     Dean and Professor        57       St. Thomas More
Date of Birth: 4/51                             death, resignation    of Law, Villanova                  Society of
                                                or removal.           University School                  Pennsylvania;
                                                Trustee since         of Law since July                  Wilmington Low
                                                November 2001.        1997.  Associate                   Volatility Fund
                                                                      Dean for Academic                  of Funds
                                                                      Affairs, University                (closed-end
                                                                      of Maryland School                 registered
                                                                      of Law from 1994 to                investment
                                                                      1997.                              company)

As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of WT Fund, the Trust, any of the Strategic Funds' or Underlying Series' investment advisers or the Distributor or of any company controlled by or under common control with such entities.

                                                                                            NUMBER OF
                                                                          PRINCIPAL        FUNDS IN WT        OTHER
                                POSITION(S)     TERM OF OFFICE AND      OCCUPATION(S)     FUND COMPLEX    DIRECTORSHIPS
                               HELD WITH WT       LENGTH OF TIME         DURING PAST       OVERSEEN BY        HELD BY
NAME AND DATE OF BIRTH             FUND               SERVED              FIVE YEARS         TRUSTEE         TRUSTEE
------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------
ERIC K. CHEUNG                Vice President    Shall serve at the    Vice President,           N/A            N/A
1100 North Market Street                        pleasure of the       Wilmington Trust
Wilmington, DE 19890                            Board and until       Company since 1986;
Date of Birth: 12/54                            successor is          and Vice President
                                                elected and           and Director,
                                                qualified.            Rodney Square
                                                Officer since         Corporation since
                                                Management            2001.
                                                October 1998.

                                                                                            NUMBER OF
                                                                          PRINCIPAL        FUNDS IN WT        OTHER
                                POSITION(S)     TERM OF OFFICE AND      OCCUPATION(S)     FUND COMPLEX    DIRECTORSHIPS
                               HELD WITH WT       LENGTH OF TIME         DURING PAST       OVERSEEN BY        HELD BY
NAME AND DATE OF BIRTH             FUND               SERVED              FIVE YEARS         TRUSTEE         TRUSTEE
------------------------------------------------------------------------------------------------------------------------
JOSEPH M. FAHEY, JR.          Vice              Shall serve at the    Vice President,           N/A            N/A
1100 North Market Street      President         pleasure of the       Rodney Square
Wilmington, DE 19890                            Board and until       Management
Date of Birth: 1/57                             successor is          Corporation since
                                                elected and           1992.
                                                qualified. Officer
                                                since November
                                                1999.
------------------------------------------------------------------------------------------------------------------------
FRED FILOON                   Vice President    Shall serve at the    Senior Vice               N/A            N/A
520 Madison Avenue                              pleasure of the       President, Cramer
New York, NY 10022                              Board and until       Rosenthal McGlynn,
Date of Birth: 3/42                             successor is          LLC since 1989.
                                                elected and
                                                qualified. Officer
                                                since August 2000.
------------------------------------------------------------------------------------------------------------------------
JOHN R. GILES                 Vice President/   Shall serve at the    Senior Vice               N/A            N/A
1100 North Market Street      Chief             pleasure of the       President,
Wilmington, DE 19890          Financial         Board and until       Wilmington Trust
Date of Birth: 8/57           Officer           successor is          Company since 1996.
                                                elected and
                                                qualified. Officer
                                                since December
                                                1999.
------------------------------------------------------------------------------------------------------------------------
PAT COLLETTI                  Vice President    Shall serve at the    Vice President and        N/A            N/A
301 Bellevue Parkway          and Treasurer     pleasure of the       Director of
Wilmington, DE 19809                            Board and until       Investment
Date of Birth:  11/58                           successor is          Accounting and
                                                selected and          Administration of
                                                qualified.  Officer   PFPC Inc. since 1999.
                                                since May 1999.       From 1986 to April
                                                                      1999, Controller for
                                                                      the Reserve Funds
------------------------------------------------------------------------------------------------------------------------
LEAH M. ANDERSON              Secretary         Shall serve at the    Officer, Wilmington       N/A            N/A
1100 North Market Street                        pleasure of the       Trust Company since
Wilmington, DE  19890                           Board and until       1998. Officer,
Date of Birth: 08/65                            successor is          Rodney Square
                                                elected and           Management
                                                qualified. Officer    Corporation since
                                                October 2002.         since 1992.

RESPONSIBILITIES OF THE BOARD AND BOARD COMMITTEES. The primary responsibility of the Board is to represent the interests of the shareholders of the Funds and to provide oversight management of the Funds. Currently the Board is comprised of nine individuals, of whom two are considered Interested Trustees as defined by the 1940 Act. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (i.e. at least quarterly) to review the investment performance of each Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met five times during the fiscal year ended June 30, 2003. Currently, the Board has a Nominating Committee, an Audit Committee, a Regulatory Oversight Committee and a Valuation Committee. The responsibilities of each committee and its members are described below.

NOMINATING COMMITTEE. The Board has a Nominating Committee, comprised of Independent Trustees. Currently, Messrs. Giordano and Quindlen serve on the Nominating Committee. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Trustees. During the fiscal year ended June

30, 2003, there were no meetings of the Nominating Committee. Upon the written request of shareholders holding at least 10% of WT Fund's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as Trustees as specified in such written request.

AUDIT COMMITTEE. The Board has an Audit Committee comprised of Messrs. Giordano, Klein and Quindlen, each an Independent Trustee. Mr. Giordano serves as the chairman of the committee. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) select WT Fund's independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of WT Fund's basic accounting system and the effectiveness of WT Fund's internal accounting controls. During the fiscal year ended June 30, 2003, there were four meetings of the Audit Committee.

REGULATORY OVERSIGHT COMMITTEE. The Board has a Regulatory Oversight Committee, comprised of Messrs. Arnold, Brucker, Moore and Sargent, each an Independent Trustee. Mr. Moore serves as the chairman of the committee. The Regulatory Oversight Committee focuses on any regulatory developments in the mutual fund industry and various regulatory aspects of the operation of the Funds. The committee also performs such other tasks as the Board deems necessary. During the fiscal year ended June 30, 2003, there were four meetings of the Regulatory Oversight Committee.

VALUATION COMMITTEE. The Board has a Valuation Committee, comprised of officers of the Fund, which reviews and monitors the Valuation Procedures adopted by the Board. The Valuation Committee is responsible for determining the fair value of the Portfolio's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the Board deems necessary. The Valuation Committee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by the Portfolio. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Valuation Committee's meeting. During the fiscal year ended June 30, 2003, there were no meetings of the Valuation Committee.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies overseen by the Trustee within the family of investment companies, as of December 31, 2002.

                                                                                    AGGREGATE DOLLAR RANGE
                                                                                    OF EQUITY SECURITIES IN
                                                                                   ALL REGISTERED INVESTMENT
                                                                                 COMPANIES OVERSEEN BY TRUSTEE
                                         DOLLAR RANGE OF EQUITY SECURITIES            WITHIN THE FAMILY OF
NAME OF TRUSTEE                               IN EACH FUND OF WT FUND                 INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
ROBERT J. CHRISTIAN
International Multi-Manager                        $1 - $10,000                          Over $100,000

WILLIAM P. RICHARDS                                    NONE                                   NONE

INDEPENDENT TRUSTEES
ROBERT ARNOLD                                          NONE                                   NONE

ERIC BRUCKER                                           NONE                                   NONE

NICHOLAS GIORDANO                                      NONE                             $10,001-$50,000

LOUIS KLEIN, JR.                                       NONE                              Over $100,000

CLEMENT C. MOORE, II                                   NONE                              Over $100,000

JOHN J. QUINDLEN

                                                                                    AGGREGATE DOLLAR RANGE
                                                                                    OF EQUITY SECURITIES IN
                                                                                   ALL REGISTERED INVESTMENT
                                                                                 COMPANIES OVERSEEN BY TRUSTEE
                                         DOLLAR RANGE OF EQUITY SECURITIES            WITHIN THE FAMILY OF
NAME OF TRUSTEE                               IN EACH FUND OF WT FUND                 INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------
International Multi-Manager                       Over $100,000                          Over $100,000

MARK A. SARGENT                                        NONE                                   NONE

As of December 31, 2002, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the investment advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or the Distributor.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS. The assets of each Fund are invested in Underlying Series of the Trust. Each Strategic Fund has an investment adviser that directly manages a Fund's assets between the corresponding Underlying Series. The Funds also receive investment advisory services indirectly from the investment adviser of each Underlying Series. Each of WT Fund and the Trust has retained RSMC to manage the assets of the Strategic Funds and the Underlying Series of WT Fund and the Trust, respectively. RSMC has been retained by WT Fund and the Trust pursuant to separate investment advisory agreements (collectively, the "Investment Advisory Agreements") that have been approved by the Board of Trustees of WT Fund and the Trust, including the Independent Trustees. The Trust and RSMC have agreed to retain the following sub-advisers to manage the day-to-day investment activities of the Underlying Series pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements") as indicated in the table below:

     UNDERLYING SERIES                                   SUB-ADVISER(S)
     -----------------                                   --------------
Large Cap Quantitative Series              Parametric Portfolio Associates, Inc. ("PPA")

Mid Cap Quantitative Series                PPA

Small Cap Quantitative Series              PPA

Large Cap Multi-Manager Series             Armstrong Shaw Associates Inc. ("ASA")
                                           Montag & Caldwell, Inc. ("M&C")

Mid Cap Multi-Manager Series               Bennett Lawrence Management, LLC ("BLM")
                                           Eubel Brady and Suttman Management, Inc. ("EBS")
                                           Equity Investment Corporation ("EIC")

Small Cap Multi-Manager Series             Batterymarch Financial Management, Inc. ("BFM")
                                           Systematic Financial Management L.P. ("SFM")
International Multi-Manager Series         Goldman Sachs Asset Management, L.P. ("GSAM")
                                           Julius Baer Investment Management, Inc. ("JBIMI")
Real Estate Series                         AEW Capital Management, L.P. ("AEW")
                                           The Real Estate Management Services Group LLC.("REMS")

Each Investment Advisory Agreement and Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by WT Fund's and the Trust's Board of Trustees or by a majority of the outstanding voting securities of WT Fund and the Trust, and in either event, by a majority of the Independent Trustees of WT Fund and the Trust casting votes in person at a meeting called for such purpose.

The Board's decision to approve each Investment Advisory Agreement and Sub-Advisory Agreement reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the Investment Advisory Agreements, the Board considered many factors, including: (1) investment objectives and long-term performance; (2) the investment adviser's management philosophy, personnel and processes; (3) the expectations of shareholders; (4) the state of competition in the mutual fund industry; (5) comparable fees in the mutual fund industry; (6) the range and quality of services provided to the Underlying Series, the Funds and their shareholders in addition to investment advisory services; and (7) the Fund's relationship to other portfolios in the Wilmington family of funds.

In assessing an investment adviser's or sub-adviser's performance of its obligations, the Board considered whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Investment Advisory Agreement or Sub-Advisory Agreement. In this regard, the Board is mindful of the potential disruption to the operations of the Underlying Series and Fund and the risks or other effects that could occur as a result of a decision to terminate or not renew an Investment Advisory Agreement or Sub-Advisory Agreement. In particular, the Board recognizes that most shareholders have invested in the Funds on the strength of an investment adviser's or sub-adviser's reputation and in the expectation that the investment adviser or sub-adviser will have a continuing role in providing advisory services to the Fund.

The Board considered the compensation and benefits received by the investment adviser or sub-adviser. This includes fees received for services provided to the Fund or Underlying Series by the investment adviser, sub-adviser or its affiliates and research services received by the investment adviser or sub-adviser from brokers that execute trades for each Underlying Series, as well as advisory fees. The Board was aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an investment adviser's compensation: (i) the nature and quality of the services provided by the investment adviser or sub-adviser, including the performance of the Underlying Series; (ii) the investment adviser's or sub-adviser's cost of providing the services; (iii) the extent to which the investment adviser or sub-adviser may realize "economies of scale" as the Fund grows larger; (iv) any indirect benefits that may accrue to the investment adviser or sub-adviser and its affiliates as a result of the investment adviser's or sub-adviser's relationship with the Trust and WT Fund;
(v) performance and expenses of comparable funds; and (vi) the extent to which the independent Board members are fully informed about the facts bearing on the investment adviser's or sub-adviser's service and fee. The Board is aware of these factors and takes them into account in its review of each Investment Advisory Agreement and Sub-Advisory Agreement.

The Board considered these circumstances in light of its accumulated experience in governing the Trust and WT Fund and working with the investment adviser or sub-adviser on matters relating to the Trust and WT Fund, and expects to be assisted by the advice of legal counsel. In this regard, the Board receives a significant amount of information about the Underlying Series, the investment adviser or sub-adviser and Wilmington Trust Company ("Wilmington Trust") organization on an ongoing basis. The investment adviser or sub-adviser and Wilmington Trust will provide information at each regular meeting of the Board, and furnish additional reports in connection with the Board's formal review of the Investment Advisory Agreements. Thus, the Board's evaluation of an Investment Advisory Agreement is informed by reports concerning such matters as: the investment adviser's or sub-adviser's investment philosophy, personnel and processes; each Underlying Series' short-term and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor funds), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Underlying Series' portfolio securities; the nature and extent of the advisory and other services provided to the Underlying Series by the investment adviser or sub-adviser and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry. The Board also considers the relationship of the Fund to the other portfolios in WT Fund Complex, the interdependence resulting from shareholders' asset allocation processes and the exchange privileges between Funds and other Wilmington Portfolios.

Not all of the factors and considerations identified above are relevant to every series, nor does the Board consider any one of them to be determinative. The Board bases its decision to approve an Investment Advisory Agreement or

Sub-Advisory Agreement on all the relevant factors in light of its reasonable business judgment, and with a view to past and future long-term considerations.

WT Fund or the Trust or the applicable investment adviser or sub-adviser may terminate each Investment Advisory and Sub-Advisory Agreement on sixty days written notice without penalty. Each Investment Advisory Agreement and Sub-Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.

Additional information regarding the Investment Advisory Agreements and the fees paid to the investment adviser may be found under the heading of "Investment Advisory and Other Services." Additional information regarding the Sub-Advisory Agreements may be found under "Sub-Advisory Services."

COMPENSATION. WT Fund pays the fees and expenses of the Independent Trustees. The following table shows the fees paid during the fiscal year ended June 30, 2003 to the Independent Trustees for their service to WT Fund and the total compensation paid to the Trustees by the Fund Complex.

                                                                                                         TOTAL
                                                                                                     COMPENSATION
                                 AGGREGATE        PENSION OR RETIREMENT          ESTIMATED               FROM
                             COMPENSATION FROM     BENEFITS ACCRUED AS     ANNUAL BENEFITS UPON      FUND COMPLEX
INDEPENDENT TRUSTEE               WT FUND        PART OF WT FUND EXPENSES       RETIREMENT         PAID TO TRUSTEES
-------------------------------------------------------------------------------------------------------------------
Robert Arnold                     $37,125                  None                    None                 $49,500
Dr. Eric Brucker                  $37,125                  None                    None                 $49,500
Nicholas Giordano                 $37,125                  None                    None                 $49,500
Louis Klein, Jr.                  $35,250                  None                    None                 $47,000
Clement C. Moore, II              $35,250                  None                    None                 $47,000
John Quindlen                     $36,000                  None                    None                 $48,000
Mark A. Sargent                   $37,125                  None                    None                 $49,500

                                 CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, the WT Fund, the Trust each investment adviser and sub-adviser to the Underlying Series of the Trust has adopted a Code of Ethics (the "Codes").

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, a sub-adviser, the Trust or WT Fund. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by an Underlying Series under certain circumstances.

Under the Joint Code of Ethics adopted by RSMC, the Trust and WT Fund, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the individual Codes of Ethics adopted by PPA, ASA, M&C, BLM, EBS, EIC, BFM, SFM, GSAM, JBIMI, AEW and REMS personal trading may also be subject to pre-clearance and other conditions set forth in their respective Codes. The Codes are on public file as exhibit to the WT Funds' registration statement with the SEC.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Trust and WT Fund, including information about any material violations of the Codes.

PROXY VOTING. The Board of Trustees has adopted proxy voting procedures and delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Series to each investment adviser, subject to the Board's continuing oversight. For those Series which employ a sub-adviser, the investment adviser may further delegate proxy voting responsibilities to a sub-adviser of the Series. In exercising its voting obligations, an investment adviser or sub-adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Series, and for the purpose of providing benefits to such Series. An investment adviser or sub-adviser will consider the factors that could affect the value of a Series' investment in its determination on a vote.

The investment advisers and the Board have identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. Each of the investment adviser's proxy voting procedures address these considerations and establish a framework for an investment adviser's consideration of a vote that would be appropriate for a Series. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

Finally, the proxy voting procedures establish a protocol for voting of proxies in cases in which an investment adviser or sub-adviser may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. In such instances, the investment adviser or sub-adviser will submit a separate report to the Trustees indicating the nature of the potential conflict of interest and how the determination of such vote was achieved.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons or organizations beneficially owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" the Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of the shareholders of that Portfolio. As of October 10, 2003, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of the Portfolio was as follows:

LARGE CAP STRATEGIC ALLOCATION FUND (INSTITUTIONAL SHARES)

National Financial Services Group                                          5.75%
For Attn Rick Ricon
One World Financial Center
Church Street Station
P.O. Box 3908
New York, NY 10008

SMALL CAP STRATEGIC ALLOCATION FUND (INSTITUTIONAL SHARES)

Pershing LLC                                                               8.02%
P.O. Box 2052
Jersey City, NJ 07303-9998

INTERNATIONAL MULTI-MANAGER PORTFOLIO (INSTITUTIONAL SHARES)

Wilmington Trust Company                                                  10.98%
FBO WTC Pension Fund
1100 N. Market Street
Wilmington, DE 19890

                     INVESTMENT ADVISORY AND OTHER SERVICES

RODNEY SQUARE MANAGEMENT CORPORATION. RSMC serves as the investment adviser to each Strategic Fund and the Underlying Series. RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation.

Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB, wholly owned subsidiary of Wilmington Trust Corporation, is a registered investment adviser. In addition, Wilmington Brokerage Services Company, and Balentine and Company LLC, subsidiaries of Wilmington Trust, are registered investment advisers and broker-dealers. Cramer Rosenthal McGlynn, LLC. ("CRM") and Roxbury Capital Management ("Roxbury") are both registered investment advisers. Wilmington Trust Corporation has controlling interest in both CRM and Roxbury.

Under an amended Investment Advisory Agreement dated May 9, 2001, RSMC is paid the following investment advisory fees: (i) a monthly advisory fee at the annual rate of 0.15% of the International Multi-Manager Series' average daily net assets; (ii) a monthly advisory fee at an annual rate of 0.35 % of the Real Estate Series' average daily net assets; (iii) a monthly fee at the annual rate of 0.40% of the average daily nets assets of each of the Large Cap Quantitative Series, the Large Cap Multi-Manager Series, the Mid Cap Quantitative Series, the Mid Cap Multi-Manager Series, Small Cap Quantitative Series and the Small Cap Multi-Manager Series.

Under an advisory agreement between RSMC and WT Fund on behalf of each Strategic Fund dated July 1, 2003, RSMC provides investment advisory services to the Funds but receives no advisory fee. For its services as investment adviser, RSMC received from the International Multi-Manager Series $455,133 and $432,164 for the twelve months ended June 30, 2003 and June 30, 2002, respectively. Effective May 9, 2001, RSMC was appointed investment adviser to the International Multi-Manager Series. For the period May 9, 2001 through June 30, 2001, RSMC received $73,666 in advisory fees from the Series. Prior to May 9, 2001, Wilmington Trust served as the investment adviser to the International Multi-Manager Series. For Wilmington Trust's services as investment adviser to the Series, Wilmington Trust received $440,256 in fees and waived $174,323 of its fees for the period of June 30, 2000 to May 9, 2001.

RSMC has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses, excluding Rule 12b-1 and shareholder service fees. exceed the following amounts with respect to the following Funds:

FUND                                        EXPENSE CAP
----                                        -----------
Real Estate Portfolio                          1.75%
Large Cap Strategic Allocation Fund            1.00%
Mid Cap Strategic Allocation Fund              1.15%
Small Cap Strategic Allocation Fund            1.25%

These waivers will remain in place until July 1, 2006 for the Large Cap, Mid Cap and Small Cap Strategic Allocation Funds and January 1, 2006 for the Real Estate Portfolio. The Board may, in its discretion, terminate the expense limitation arrangement with respect to any Fund prior to such termination date.

ADVISORY SERVICES. Under the terms of each Investment Advisory Agreement, RSMC agrees to: (a) direct the investments of each Fund and Underlying Series, subject to and in accordance with each Fund and Underlying Series' investment objective, policies and limitations set forth in the Prospectus and this SAI;
(b) purchase and sell for each Underlying Series, securities and other investments consistent with the Underlying Series' objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of each Fund and Underlying Series; (d) pay the salaries of all personnel of the investment adviser performing services relating to research, statistical and investment activities on behalf of the Underlying Series; (e) make available and provide such information as the Underlying Series and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of WT Fund for consultation and discussion regarding the management of each Underlying Series and its investment activities. Additionally, RSMC agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Fund or Underlying Series. The Trust and/or RSMC may at any time upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the RSMC delegates any or all of its duties as listed.

The Investment Advisory Agreements provide that each investment adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund or Underlying Series in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and the Interested Trustees who are affiliated with RSMC and the salaries of all personnel of RSMC performing services for each Fund and Underlying Series relating to research, statistical and investment activities are paid by RSMC.

                              SUB-ADVISORY SERVICES

QUANTITATIVE SERIES. The sub-adviser to each of the Large Cap Quantitative Series, Mid Cap Quantitative Series and Small Cap Quantitative Series is PPA, 1151 Fairview Avenue North, Seattle, Washington 98109. For its sub-advisory services, PPA receives a monthly portfolio management fee 0.25% of the average daily net assets of each of the Large Cap Quantitative Series, Mid Cap Quantitative Series and Small Cap Quantitative Series, respectively, under PPA's management.

LARGE CAP MULTI-MANAGER SERIES. The sub-advisers to the Large Cap Multi-Manager Series are ASA and M&C, located at 45 Grove Street, New Canaan, Connecticut, 06840, and at 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326, respectively. For its sub-advisory services, ASA receives a monthly portfolio management fee at the annual rate: of 0.50% of the first $25 million of average daily net assets under ASA's management; 0.45% of the next $25 million of average daily net assets under ASA's management; and 0.40% of the average daily net assets over $50 million under ASA's management. For its sub-advisory services, M&C receives a monthly portfolio management fee at the annual rate: of 0.65% of the first $10 million of average daily net assets under M&C's management; 0.50% of the next $10 million of average daily net assets under M&C's management; 0.35% of the next $50 million of average daily net assets under M&C's management; and 0.25% of the average daily net assets over $70 million under M&C's management.

MID CAP MULTI-MANAGER SERIES. The sub-advisers to the Mid Cap Multi-Manager Series are BLM, EBS and EIC, located at 757 Third Avenue, New York, New York 10017, at 7777 Washington Village Dr., Dayton, Ohio 45459, and at 3007 Piedmont Road, Atlanta, Georgia 30305, respectively. For its sub-advisory services, BLM receives a monthly portfolio management fee at the annual rate: of 0.55% of the first $75 million of average daily net assets under BLM's management; and 0.40% of the average daily net assets over $75 million under BLM's management. For its sub-advisory services, EBS receives a monthly portfolio management fee at the annual rate of 0.50% of the first $25 million of the average daily net assets under EBS's management; and 0.45% of the average daily net asset over $25 million under EBS's management. For its sub-advisory services, EIC receives a monthly portfolio management fee at the annual rate: of 0.50% of the first $25 million of average daily net assets under EIC's management; and 0.45% of the average daily net assets of the next $25 million under EIC's management; and 0.40% of the average daily net assets over $50 million under EIC's management.

SMALL CAP MULTI-MANAGER SERIES. The sub-advisers to the Small Cap Multi-Manager Series are BFM and SFM located at 200 Clarendon Street, Boston, Massachusetts, 02116, and at 300 Frank W. Burr Boulevard, 7th Floor, Glenpointe East, Teaneck, New Jersey, 07666, respectively. For its sub-advisory services, BFM receives a monthly portfolio management fee at the annual rate of 0.70% of the first $100 million of average daily net assets under BFM's management; and 0.60 % of the average daily net assets over $100 million under BFM's management. For its sub-advisory services, SFM receives a monthly portfolio management fee at the annual rate: of 0.80% of the first $25 million of average daily net assets under SFM's management; 0.70% of the next $50 million of average daily net assets under SFM's management; 0.55% of the average daily net assets over $75 million under SFM's management.

INTERNATIONAL MULTI-MANAGER SERIES. As of September 3, 2002, Julius Baer Investment Management Inc. ("JBIMI") was hired as a sub-adviser to the Series. JBIMI is located at 330 Madison Avenue, New York, NY 10017. Prior to September 3, 2002, the sub-advisers to the Series were Clemente Capital, Inc. ("Clemente"), Invista Capital Management, LLC ("Invista") and Zurich Scudder Investments, Inc. ("Zurich") (collectively, the "Former Sub-Advisers"). For investment advisory services rendered, each Former Sub-Adviser was paid a monthly portfolio management fee at an annual rate of 0.50% of the average daily net assets under the sub-adviser's management.

As of January 2, 2003, Goldman Sachs Asset Management, L.P. ("GSAM") was hired as a sub-adviser to the Series, to replace Deutsche Asset Management, Inc. ("DAMI") who served as a sub-adviser to the Series from September 3, 2002 to December 31, 2002. GSAM a business unit of the Investment Management Division of Goldman Sachs & Co. a New York limited partnership, is located at 32 Old Slip, New York, NY 10005 For their services the Sub-Advisers received the following fees:

                                      12 MONTHS ENDED              12 MONTHS ENDED              12 MONTHS ENDED
                                      ---------------              ---------------              ---------------
                                          6/30/03                      6/30/02                      6/30/01
                                          -------                      -------                      -------
Clemente                                    N/A                       $100,046                     $130,772
Invista                                     N/A                       $108,527                     $135,320
Zurich                                      N/A                       $123,860                     $134,474
DAMI                                    $_________                       N/A                          N/A
JBIMI (1/2/03 - 6/30/03                 $  99,124                        N/A                          N/A
GSAM (1/2/03 - 6/30/03)                 $  99,801                        N/A                          N/A

The Series will be directly responsible for paying JBIMI a monthly sub-advisory fee at the annual rate of 0.50% of the Series' average daily net assets under its management. The Series will also pay GSAM a monthly sub-advisory fee at the annual rate of 0.50% of the Series' average daily net assets under its management.

REAL ESTATE SERIES. The sub-advisers to the Real Estate Series are AEW Management and Advisors, L.P., an affiliate of AEW Capital Management, L.P. ("AEW"), and The Real Estate Management Services Group LLC ("REMS"). AEW, a registered investment adviser, is located at Two Seaport Lane, World Trade Center East, Boston, MA 02210. AEW is a subsidiary of (and therefore may be deemed to be controlled by) CDC IXIS Asset Management North America, L.P., which, through subsidiaries and affiliates in the U.S., Europe and Asia, manages approximately $293 billion in assets for institutions and individuals as of September 30, 2002. REMS, a registered investment adviser, is located at 1100 Fifth Avenue South, Suite 301, Naples, FL 34102. Edward Turville, a managing director of REMS and portfolio manager of the Series, and Beach Investment Counsel, Inc., a registered investment adviser with approximately $275 million in assets under management, are control persons under the 1940 Act due to ownership interests of 50% and 30% respectively, of REMS. For investment advisory services rendered, each sub-adviser is paid a monthly advisory fee at an annual rate of 0.55% of the first $25 million of average daily net assets under the sub-adviser's management; 0.45% of the next $25 million of average daily net assets under the sub-adviser's management; 0.35% of the average daily net assets over $50 million under the sub-adviser's management.

SUB-ADVISORY FEE WAIVER AGREEMENT. For purposes of calculating the sub-advisory fee payable by a Series, each sub-adviser (each a "Participating Sub-Adviser") has agreed with RSMC to waive a portion of its fee in an amount equal to the difference between the sub-advisory fee calculated as stated in each Participating Sub-Adviser's sub-advisory agreement and the sub-advisory fee calculated pursuant to a separate fee waiver agreement. Under the fee waiver agreement, a Participating Sub-Adviser's fee calculation is based on the average daily net asset value of the Series Account together with the account values of certain similarly managed assets in client accounts of RSMC and its affiliates. In effect, the fee waiver agreement allows the calculation of the sub-advisory fee using asset levels that trigger a reduced rate sooner than if only the Series Account assets were considered in determining the sub-advisory fee. Although the fee waiver agreement lowers the effective sub-advisory fee paid by the Series and such reduction will accrue to the benefit of the shareholders of the Series, the lower effective sub-advisory fee paid by the Adviser on behalf of the similarly managed assets in client accounts of RSMC and its affiliates will accrue to the benefit of RSMC and its affiliates. This additional benefit to RSMC is the direct result of using the Series Account assets to reduce the sub-advisory fee paid to the Participating Sub-Adviser for services to the similarly managed assets.

SUB-ADVISORY AGREEMENTS. Each Sub-Advisory Agreement provides that the sub-adviser has discretionary investment authority with respect to the portion of the Underlying Series' assets allocated to it by RSMC, subject to the restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the Underlying Series' investment objective, policies and restrictions and the instructions of the Board of Trustees and RSMC.

Each Sub-Advisory Agreement provides that the sub-adviser will not be liable for any action taken, omitted or suffered to be taken except if such acts or omissions are the result of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Sub-Advisory Agreement continues in effect for two years and then from year to year so long as continuance of each such Agreement is approved at least annually (i) by the vote of a majority of the

Independent Trustees at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund. Each Sub-Advisory Agreement terminates automatically in the event of its assignment and is terminable on written notice by WT Fund (without penalty, by action of the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities) or by RSMC or the sub-adviser. Each Sub-Advisory Agreement provides that written notice of termination must be provided sixty days prior to the termination date, absent mutual agreement for a shorter notice period.

                     ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to an Administration and Accounting Services Agreement dated September 1, 2002, RSMC, an affiliate of the Trust, performs certain administrative services for WT Fund and the Trust. For its services, WT Fund pays RSMC a fee of ..09% of the Funds' average daily net assets up to $1 billion; .07% of the next $500 million of average daily net assets; .05% of the next $500 million of average daily net assets; and .03% of the Funds' average daily net assets that are greater than $2 billion.

The Administration and Accounting Services Agreement permits RSMC to delegate its responsibilities to another party. RSMC has retained PFPC Inc. ("PFPC") to serve as a sub-administrator to provide certain services such as preparing shareholder reports, providing statistical and research data, assisting the investment adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Funds and the Underlying Series. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over WT Fund. The accounting services performed by PFPC include determining the net asset value per share of each Fund and maintaining records relating to the securities transactions of the Fund. Prior to September 1, 2002, PFPC provided administrative and accounting services for WT Fund.

                          ADDITIONAL SERVICE PROVIDERS

INDEPENDENT AUDITORS. Ernst & Young, LLP, Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, serves as the independent auditor to WT Fund and the Trust, providing services which include (1) auditing the annual financial statements for the Funds, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax returns filed on behalf of each Fund.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to WT Fund and the Trust.

CUSTODIAN. Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890, serves as the Custodian.

TRANSFER AGENT. PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

The Distributor is currently located at 760 Moore Road, King of Prussia, PA 19406. The Distributor serves as the underwriter of the Funds' shares pursuant to a Distribution Agreement with WT Fund. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Funds as agent for WT Fund. Shares of the Funds are offered continuously.

Under the terms of the Distribution Agreement, the Distributor agrees to use all reasonable efforts to secure purchasers for Investor Shares of the Funds and to pay expenses of printing and distributing prospectuses, statements of additional information and reports prepared for use in connection with the sale of Investor Shares and any other literature and advertising used in connection with the offering, out of the compensation it receives pursuant to the

Funds' Plans of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Funds' Institutional Shares.

The Distribution Agreement became effective as of January 2, 2001 and continues in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of Fund shares.

The Distribution Agreement terminates automatically in the event of an assignment. The Agreement is also terminable without payment of any penalty with respect to any Fund (i) (by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Fund or any agreements related to a 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Fund) on sixty (60) days' written notice to the Distributor; or (ii) by the Distributor on sixty (60) days' written notice to the Fund. The Distributor will be compensated for distribution services according to the Investor Shares 12b-1 Plan regardless of the Distributor's expenses.

The Investor Shares 12b-1 Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with the Distributor ("Service Organizations") and other financial institutions for distribution and shareholder servicing activities.

The Investor Shares 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed 0.75% on an annualized basis of the Investor Shares of each Fund's average net assets to reimburse the Distributor for making payments to certain Service Organizations who have sold Investor Shares of the Funds and for other distribution expenses.

Under the Investor Shares 12b-1 Plan, if any payments made by the investment adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Fund of the distribution of its Investor Shares, such payments are authorized. Each Underlying Series may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. The investment adviser and/or sub-advisers place portfolio transactions on behalf of each Underlying Series, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Portfolio transactions placed by the investment adviser or a sub-adviser may be effected through the trading desk of the investment adviser, its broker-affiliate or a sub-adviser. Debt securities purchased and sold by the Underlying Series are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with an Underlying Series) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

Brokerage commissions paid by the Underlying Series for the last three fiscal years ended June 30, 2003 are as follows:

                                               12 MONTHS ENDED           12 MONTHS ENDED            12 MONTHS ENDED
                                                   6/30/03                   6/30/02                    6/30/01
                                               ---------------           ---------------            ---------------
Large Cap Strategic Allocation Series                N/A                       N/A                        N/A
Mid Cap Strategic Allocation Series                  N/A                       N/A                        N/A
Small Cap Strategic Allocation Series                N/A                       N/A                        N/A
International Multi-Manager Series                 $285,948                 $241,398                   $309,647
Real Estate Series                                   N/A                       N/A                        N/A

When buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the investment adviser, a sub-adviser or the Funds. For the six months ended December 31, 2003, the Funds paid brokerage commissions to Balentine & Company LLC, an affiliate of the investment adviser, as follows:

                                                 COMMISSIONS PAID TO BALENTINE & COMPANY, LLC, AN RSMC
                                                    AFFILIATE, DURING THE SIX MONTHS ENDED 12/31/03
                                                 -----------------------------------------------------
Large Cap Strategic Allocation Series                                  $ 69,012
Mid Cap Strategic Allocation Series                                    $ 50,017
Small Cap Strategic Allocation Series                                  $120,272
Real Estate Series                                                     $ 52,436

BROKERAGE SELECTION. The primary objective of the investment adviser and sub-advisers in placing orders on behalf of the Underlying Series for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting and monitoring a broker or dealer, the investment adviser or sub-adviser considers, among other things: (i) the price of the securities to be purchased or sold;
(ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Underlying Series or to the investment adviser or sub-advisers. The investment adviser and the sub-advisers may also consider the sale of shares of the Funds as a factor in the selection of a broker or dealer to effect transactions for the Funds, subject to the investment adviser's and sub-advisers' duty to seek best execution. The investment adviser and sub-advisers are authorized to allocate portfolio transactions in a manner that takes into account the assistance received in the distribution of shares of the Funds or other portfolios of WT Mutual Fund. The allocation of portfolio transactions may also take into account the receipt of research reports and services of brokerage firms. The investment adviser or sub-adviser may place trades with certain brokers with which it is under common control, including Balentine & Company LLC or Wilmington Brokerage Services Co., each an indirect, wholly-owned subsidiary of Wilmington Trust Corporation, provided that the investment adviser or sub-adviser determines that the affiliate's services and costs are comparable to those of non-affiliated, qualified brokerage firms.

In selecting and monitoring broker-dealers and negotiating commissions, the investment adviser or sub-adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. A broker-dealer may be willing to furnish certain research services to the investment adviser or sub-adviser for no consideration except for standard brokerage commissions or dealer spreads. The investment adviser or sub-adviser may use such broker-dealers to effect securities transactions. The investment adviser and sub-adviser may also consider the sale of shares of the Funds and other mutual funds that they advise as a factor in the selection of brokers or dealers to effect transactions for the Funds, subject to their duty to seek best execution; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Fund. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Funds, to the adviser or to a sub-adviser.

Section 28(e) of the Securities Exchange Act of 1934 provides that the investment adviser and sub-advisers, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under
Section 28(e), the investment adviser and sub-advisers are required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the investment adviser or sub-adviser, as the case may be, in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, an Underlying Series may pay a higher broker commission than those available from another broker.

Research services received from broker-dealers supplement the investment adviser or sub-adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of equipment used to communicate research information and the providing of specialized consultations with the investment adviser or sub-adviser's personnel with respect to computerized systems and data furnished to the investment adviser or sub-adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information. The outside research assistance is useful to the investment adviser and sub-advisers since the broker-dealers used by the investment adviser and sub-advisers tend to follow a broad universe of securities and the research provided by such broker-dealers may provide the investment adviser and sub-advisers with a diverse perspective on financial markets. Research services provided to the investment adviser or sub-adviser by broker-dealers are available for the benefit of all accounts managed or advised by the investment adviser or sub-adviser or by their respective affiliates. The investment adviser and sub-advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. However, the investment adviser or sub-advisers will not direct fund transactions to dealers solely on the basis of research services provided.

ALLOCATION OF FUND TRANSACTIONS. Some of the investment adviser's or sub-advisers' other clients have investment objectives and programs similar to that of the Underlying Series. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Underlying Series. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the investment adviser and sub-advisers not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between an Underlying Series and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between the Underlying Series and the other clients as to amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

WT Fund issues three separate classes of shares. Each Fund offers Institutional, Investor and Service Shares, except for the Wilmington International Multi-Manager Portfolio and the Wilmington Real Estate Portfolio, which offer Institutional and Investor Shares. The shares of each Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that
(i) Investor Shares pay Rule 12b-1 distribution expenses (and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid), and (ii) the Service Shares pay a shareholder service fee of 0.25% of the average net assets of the Service Shares. The net income attributable to Investor or Service Shares and the dividends payable on such shares will be reduced by the amount of any shareholder service or Rule 12b-1 distribution fees; accordingly, the net asset value of the Investor and Service Shares will be reduced by such amount to the extent the Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and class takes separate votes on matters affecting only that Fund or class. For example, a change in the fundamental investment policies for a Fund would be voted upon only by shareholders of that Fund.

The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

Individual Retirement Accounts: You may purchase shares of the Funds for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Fund IRA, call the transfer agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

Automatic Investment Plan: You may purchase Fund shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $1,000 minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Fund shares will be effected at their offering price at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), on or about the 20th day of the month. For an application for the Automatic Investment Plan, check the appropriate box of the application or call the transfer agent at (800) 336-9970. This service is generally not available for Wilmington Trust's trust account clients, since similar services are provided through Wilmington Trust. This service also may not be available for Service Organization clients who are provided similar services through those organizations.

Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not WT Fund, the Distributor, the investment adviser or the transfer agent, to arrange for transactions under the PIP. WT Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

Systematic Withdrawal Plan: If you own shares of a Fund with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares will be effected at the NAV determined on or about the 25th day of the month. This service is generally not available for Wilmington Trust's trust accounts or certain Service Organizations, because a similar service is provided through those organizations.

Additional Information Regarding Redemptions: To ensure proper authorization before redeeming shares of the Funds, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Wilmington Trust who have purchased shares through their trust accounts at Wilmington Trust and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact Wilmington Trust or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, RSMC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and WT Fund will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a governmental body having jurisdiction over a Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Fund may withdraw their requests for redemption or may receive payment based on the net asset value of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption "in-kind") chosen by the Fund and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Fund for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. For each Fund the net asset value per share of the Portfolio is determined by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) each day the Fund is open for business. The Fund is only open on days when the Exchange and the transfer agent are open for business.

In valuing the Portfolio's assets, a security listed on the Exchange (and not subject to restrictions against sale by the Portfolio on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Securities traded on the NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges

(and not subject to restriction against sale by the Portfolio on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each Business Day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days and on which the International Multi-Manager Portfolio's net asset value is not calculated and investors will be unable to buy or sell shares of the Portfolio. Calculation of the Portfolio's net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                                    DIVIDENDS

Dividends, if any, from the Funds' net investment income and distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders quarterly.

A dividend or distribution paid by a Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

                              TAXATION OF THE FUNDS

GENERAL. Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund has qualified, elected to qualify and intends to continue to qualify to be classified under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as a "regulated investment company" ("RIC"). To qualify or continue to qualify for treatment as a RIC under the Code, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain determined without regard to the dividends received deduction) and at least 90% of its net income from tax-exempt obligations as well as meet several additional requirements. These requirements include the following: (1) a Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of any two or more issuers that a Fund controls and which are determined to be in the same trade or business or similar or related trades or businesses.

If a Fund failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate income tax rates without reduction for distributions paid to shareholders and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

Each Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all (at least 98%) of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. Each Fund is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis by the difference between the amount of includable gain and tax deemed paid. Currently, an individual's maximum tax rate on long-term capital gains is 15%. However, for 2003, for certain gains occurring before May 6, 2003, the rate could be as high as 20%. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the investor has owned shares in a Fund. If a Fund invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain. If a Fund invests in equity investments and a Fund makes distributions, the portion designated as qualified dividend income will be taxed at the same rate as long-term capital gains through 2008.

Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by a Fund and received by the shareholders on December 31 of that year if they are paid by a Fund during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

Investors should be aware that if Portfolio shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares and are disallowed to the extent of any distributions of exempt-interest dividends received with respect to such shares.

It is anticipated that all or a portion of the dividends from the net investment income of a Fund will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of a Fund are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid, to the extent of a Fund's qualifying dividend income. The qualifying portion may not exceed the aggregate dividends received by a Fund from taxable U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the AMT. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction. Individual shareholders who received qualified dividend income will be taxed on such qualified dividend income at long-term capital gain rates. Qualified dividend income generally means dividend income received (1) from a domestic corporation or (2) from certain foreign corporations.

Each Fund will inform shareholders within 60 days after their fiscal year-end of the percentage of its dividends designated as (i) qualifying for the dividends received deduction and (ii) qualified dividend income taxable as net capital gain.

FOREIGN SECURITIES. Dividends and interest received, and gains realized, by a Fund may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, a Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by a Fund. If the election is made, a Fund will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) will be required to treat that share of those taxes and of any dividend paid by a Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. Each Fund will report to its shareholders within 60 days after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions, as well as the amount of foreign taxes that are not allocable as a credit, if it makes this election. If a Fund makes this election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Each Fund may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation - other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if a Fund distributes the PFIC income as a taxable dividend to its shareholders. In general, an excess distribution is the excess (if any) of (i) the amount of distributions received by a PFIC stockholder during the taxable year; over (ii) 125% of the average amount received during the preceding three years (or, if shorter, the holding period). The balance of the PFIC income will be included in a Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, a Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed to a Fund by the QEF; those amounts most likely would have to be distributed by a Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by a Fund for prior taxable years. Each Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under the PFIC rules, mark to market gains are treated as an excess distribution (as ordinary income).

HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Fund with respect to its business of investing in securities qualify as permissible income under the source of income requirement.

SECTION 1256 CONTRACTS. Futures and foreign currency forward contracts and certain options that are subject to Section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be "marked-to-market" (that is, deemed to have been sold for their market value) for federal income tax purposes. The net gain or loss, if any, resulting from such deemed sales, together with any gain or loss resulting from actual sales of Section 1256 contracts, must be taken into account by a Fund in computing its taxable income for such year. 60% of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss (which when distributed to shareholders is taxed as ordinary income). Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. See Section 988 below. In case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss.

CODE SECTION 988. Section 988 of the Code may apply to forward currency contracts and options on foreign currencies. Under Section 988 of the Code, gains and losses of a Fund on the acquisition and disposition of foreign currency (e.g. the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, foreign currency gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in a Fund's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by a Fund. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by a Fund has a long-term holding period.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Fund may invest.
Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules (see above), which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

CONSTRUCTIVE SALE. If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, a Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

The foregoing federal tax discussion is a summary included for general informational purposes only. Each shareholder is advised to consult his/her own tax advisor with respect to the specific tax consequences of an investment in a Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

Shortly after the end of each year, PFPC calculates the federal income tax status of all distributions made during the year. In addition to federal income tax, shareholders may be subject to state and local taxes on distributions from a Fund. Shareholders should consult their tax advisors regarding specific questions relating to federal, state and local taxes.

                     CALCULATION OF PERFORMANCE INFORMATION

The performance of a Fund may be quoted in terms of its yield and its total return in advertising and other promotional materials. Performance data quoted represents past performance and is not intended to indicate future performance. Performance of the Funds will vary based on changes in market conditions and the level of each Fund's expenses. These performance figures are calculated in the following manner:

         A. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded rate of return for the one, five and ten year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                                     T = (ERV/P)1/n - 1

                  Where:   P        =       a hypothetical initial investment of
                                            $1,000

                           T        =       average annual total return

                           n        =       number of years

                           ERV      =       ending redeemable value: ERV is the
                                            value, at the end of the applicable
                                            period, of a hypothetical $1,000
                                            investment made at the beginning of
                                            the applicable period.

The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable `ERV' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period.

         B. AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) is the average annual compounded rate of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                                                        P(1+T)(n) = ATV(D)

                  Where:   P        =       hypothetical initial payment of
                                            $1,000.

                           T        =       average annual total return (after
                                            taxes on distributions).

                           n        =       number of years.

                           ATV(D)   =       ending value of a hypothetical
                                            $1,000 payment made at the beginning
                                            of the 1-, 5-, or 10-year periods at
                                            the end of the 1-, 5-, or 10-year
                                            periods (or fractional portion),
                                            after taxes on fund distributions
                                            but not after taxes on redemption.

The calculation for average annual total return after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending value (variable `ATVD' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period. The Fund assumes that the redemption has no tax consequences. The Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effects of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

         C. AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) is the average annual compounded rate of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                                                    P(1 + T)(n) = ATV(DR)

                  Where:   P        =       a hypothetical initial payment of
                                            $1,000.

                           T        =       average annual total return (after
                                            taxes on distributions and
                                            redemption).

                           n        =       number of years.

                           ATV(DR)  =       ending value of a hypothetical
                                            $1,000 payment made at the beginning
                                            of the 1-, 5-, or 10-year periods at
                                            the end of the 1-, 5-, or 10-year
                                            periods (or fractional portion),
                                            after taxes on fund distributions
                                            and redemption.

The calculation for average annual total return after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The Fund calculates the taxes due on any distributions as described above under `Average Annual Total Returns (After Taxes on Distributions)'. The ending value (variable `ATV(DR)' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges, the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit from capital losses at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges). The Fund separately tracks the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

           AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED JUNE 30, 2003

                                                       SINCE JUNE
                                                        29, 19981        1 YEAR       5 YEARS        10 YEARS
                                                        ---------        ------       -------        --------
BEFORE TAXES
International Multi-Manager
     Institutional Shares                                (5.20)%         (8.59)%       (5.39)%         2.73%
     Investor Shares                                       N/A             N/A           N/A            N/A
AFTER TAXES ON DISTRIBUTIONS
International Multi-Manager
Institutional Shares                                     (6.55)%         (8.59)%       (6.74)%         1.99%
Investor Shares                                            N/A             N/A           N/A            N/A
AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS
International Multi-Manager
     Institutional Shares                                (4.61)%         (5.27)%       (4.15)%         2.27%
     Investor Shares                                       N/A             N/A           N/A            N/A

YIELD CALCULATIONS. From time to time, a Fund may advertise its yield. Yield for these Funds is calculated by dividing the Fund's investment income for a 30-day period, net of expenses, by the average number of shares entitled to receive dividends during that period according to the following formula:

                          YIELD = 2[((A-B)/CD + 1)(6-1)]

                  where:   a   =    dividends and interest earned during the
                                    period;

                           b   =    expenses accrued for the period (net of
                                    reimbursements);

                           c   =    the average daily number of shares
                                    outstanding during the period that were
                                    entitled to receive dividends; and

                           d   =    the maximum offering price per share on the
                                    last day of the period.

The result is expressed as an annualized percentage (assuming semiannual compounding) of the maximum offering price per share at the end of the period.

Except as noted below, in determining interest earned during the period (variable "a" in the above formula), PFPC calculates the interest earned on each debt instrument held by a Fund during the period by: (i) computing the instrument's yield to maturity, based on the value of the instrument (including actual accrued interest) as of the last business day of the period or, if the instrument was purchased during the period, the purchase price plus accrued interest; (ii) dividing the yield to maturity by 360; and (iii) multiplying the resulting quotient by the value of the instrument (including actual accrued interest). Once interest earned is calculated in this fashion for each debt instrument held by the Fund, interest earned during the period is then determined by totaling the interest earned on all debt instruments held by the Fund.

For purposes of these calculations, the maturity of a debt instrument with one or more call provisions is assumed to be the next date on which the instrument reasonably can be expected to be called or, if none, the maturity date. In general, interest income is reduced with respect to debt instruments trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and increased with respect to debt instruments trading at a discount by adding a portion of the discount to daily income. In determining dividends earned by any preferred stock or other equity securities held by a Fund during the period (variable "a" in the above formula), PFPC accrues the dividends daily at their stated dividend rates. Capital gains and losses generally are excluded from yield calculations.

Because yield accounting methods differ from the accounting methods used to calculate net investment income for other purposes, a Fund's yield may not equal the dividend income actually paid to investors or the net investment income reported with respect to the Fund in WT Fund's financial statements.

Yield information may be useful in reviewing a Fund's performance and in providing a basis for comparison with other investment alternatives. However, the Funds' yields fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should recognize that in periods of declining interest rates, the Funds' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Funds' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of the Funds' holdings, thereby reducing the current yields of the Funds. In periods of rising interest rates, the opposite can be expected to occur.

COMPARISON OF FUND PERFORMANCE. A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments. For example, it is useful to note that yields reported on debt instruments are generally prospective, contrasted with the historical yields reported by a Fund.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. In addition, rankings, ratings and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

From time to time, in marketing and other literature, the Funds' performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indices of comparable securities with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc. (an organization which provides performance ranking information for broad classes of mutual funds), Lipper, Inc. ("Lipper") (a mutual fund research firm which analyzes over 1,800 mutual funds), CDA Investment Technologies, Inc. (an organization which provides mutual fund performance and ranking information), Morningstar, Inc. (an organization which analyzes over 2,400 mutual funds) and other independent organizations. When Lipper's tracking results are used, a Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. When other organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

Since the assets in all funds are always changing, a Fund may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Fund in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in a Fund's investment policies and investments, a Fund's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.

                              FINANCIAL STATEMENTS

The audited financial statements and financial highlights of the Wilmington International Multi-Manager, including its corresponding Series for the fiscal year ended June 30, 2003, are set forth in the Annual Report to shareholders, including the notes thereto and the report of Ernst & Young, LLP thereon. The Annual Reports is incorporated herein by reference.

The Wilmington Real Estate Portfolio, Wilmington Large Cap Strategic Allocation Fund, Wilmington Mid Cap Strategic Allocation Fund and the Wilmington Small Cap Strategic Allocation Fund were first offered on July 1, 2003, and therefore did not have financial statements to present as of June 30, 2003

                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the prospectus, in managing a Fund's corresponding Underlying Series, the adviser or the sub-advisers may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the prospectus, the adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Fund's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Funds will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. No Underlying Series will use leverage in their options, futures, and in the case of the International Multi-Manager and Real Estate Series, its forward currency contract strategies. Accordingly, the Underlying Series will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of the Underlying Series' assets could impede portfolio management, or the Underlying Series' ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. With the exception of the International Multi-Manager Series and Real Estate Series, an Underlying Series may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. The International Multi-Manager Series and Real Estate Series may purchase and write (sell) options only on securities and securities indices that are traded on foreign exchanges.

Each Underlying Series may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Underlying Series to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Underlying Series either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Underlying Series may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables the Underlying Series to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Underlying Series below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Underlying Series realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Underlying Series may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times,

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the Underlying Series may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which an Underlying Series purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Underlying Series may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Underlying Series declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by the Underlying Series. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Underlying Series will be obligated to sell the security at less than its market value.

Each Underlying Series may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Underlying Series will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case the Underlying Series would expect to suffer a loss.

Each Underlying Series may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which an Underlying Series invests. Perfect correlation is not possible because the securities held or to be acquired by the Underlying Series will not exactly match the composition of indices on which options are purchased or written.

Each Underlying Series may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. The Underlying Series would enter into a long straddle when the adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Underlying Series would enter into a short straddle when the adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Underlying Series will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

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Each Underlying Series may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives the Underlying Series the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if an Underlying Series holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, the Underlying Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the Underlying Series holds a put warrant and the value of the underlying index falls, the Underlying Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The Underlying Series holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; the Underlying Series holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If the Underlying Series does not exercise an index warrant prior to its expiration, then the Underlying Series loses the amount of the purchase price that it paid for the warrant.

Each Underlying Series will normally use index warrants as it may use index options. The risks of the Underlying Series' use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Underlying Series' ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Underlying Series has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

1. each Underlying Series will write only covered options, and each such option will remain covered so long as the Underlying Series is obligated thereby; and

2. no Underlying Series will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. An Underlying Series may effectively terminate its right or obligation under an option by entering into a closing transaction. If an Underlying Series wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, the Underlying Series may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, an Underlying Series may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit an Underlying Series to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If an Underlying Series is unable to effect a closing purchase transaction with respect to options it has acquired, the Underlying Series will have to allow the options to expire without recovering all or a portion of the option premiums paid. If an Underlying Series is unable to effect a closing purchase transaction with respect to covered options it has written, the Underlying Series will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and the Underlying Series may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

1. The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For

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         this reason, the successful use of options depends upon the adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

2. Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by the Underlying Series is exercised or unless a closing transaction is effected with respect to that position, the Underlying Series will realize a loss in the amount of the premium paid and any transaction costs.

3. A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Underlying Series intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

4. With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If the Underlying Series writes a call option on an index, the Underlying Series will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If the Underlying Series holds an index option and exercises it before the closing index value for that day is available, the Underlying Series runs the risk that the level of the underlying index may subsequently change.

5. An Underlying Series' activities in the options markets may result in a higher Underlying Series turnover rate and additional brokerage costs; however, the Underlying Series also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Underlying Series may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Underlying Series may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Underlying Series' securities holdings. To the extent that a portion of an Underlying Series' holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if an Underlying Series correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the Underlying Series' holdings. An Underlying Series may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that an Underlying Series intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, an Underlying Series may purchase a call option on an index futures contract to hedge against a market advance in securities that the Underlying Series plans to acquire at a future date. The Underlying Series may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by the Underlying Series. This is analogous to writing covered call options on securities. The Underlying Series

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

also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Underlying Series.

The International Multi-Manager Series and Real Estate Series may sell foreign currency futures contracts to hedge against possible variations in the exchange rates of foreign currencies in relation to the U.S. dollar. In addition, the Series may sell foreign currency futures contracts when a sub-adviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market values of the Series' foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk to the Series of a reduction in market value caused by foreign currency exchange rate variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When a sub-adviser anticipates a significant foreign currency exchange rate increase while intending to invest in a security denominated in that currency, the Series may purchase a foreign currency futures contract to hedge against that increase pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Series against any rise in the foreign exchange rate that may add additional costs to acquiring the foreign security position. The Series may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. The Series may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a security denominated in that currency. The Series may purchase put options on foreign currency futures contracts as a partial hedge against a decline in the foreign exchange rates or the value of its foreign portfolio securities. The Series may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Underlying Series has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

1. Each Underlying Series will engage only in covered futures transactions, and each such transaction will remain covered so long as the Underlying Series is obligated thereby.

2. No Underlying Series will write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, an Underlying Series is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to an Underlying Series upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, an Underlying Series may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when an Underlying Series purchases a contract and the value of the contract rises, the Underlying Series receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, an Underlying Series is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of an Underlying Series' obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Underlying Series to close a position and, in the event of adverse price movements, the Underlying Series would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering an Underlying Series' use of futures contracts and related options, particular note should be taken of the following:

1. Successful use by an Underlying Series of futures contracts and related options will depend upon the adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, an Underlying Series would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if an Underlying Series has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, an Underlying Series may need to sell assets at a time when such sales are disadvantageous to the Underlying Series. If the price of the futures contract moves more than the price of the underlying securities, an Underlying Series will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

2. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

3. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Underlying Series intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, an Underlying Series would continue to be required to make variation margin payments.

4. Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

5. Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Underlying Series purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Underlying Series when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

6. As is the case with options, an Underlying Series' activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, an Underlying Series also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

HEDGING STRATEGIES. The International Multi-Manager Series' and Real Estate Series' sub-advisers may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by the Series. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.

The International Multi-Manager Series and Real Estate Series may enter into forward currency contracts either with respect to specific transactions or with respect to the Series' positions. When a sub-adviser believes that a particular currency may decline compared to the U.S. dollar, the Series may enter into a forward contract to sell the currency that the sub-adviser expects to decline in an amount approximating the value of some or all of the Series' securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when the Series anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.

The International Multi-Manager Series and Real Estate Series also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, the Series may write and purchase put and call options on securities and stock indices to hedge against the risk of fluctuations in the prices of securities held by the Series or which the adviser or a sub-adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. The Series also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect the Series' securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. The Series may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

The International Multi-Manager Series and Real Estate Series will not enter into an options, futures or forward currency contract transaction that exposes the Series to an obligation to another party unless the Series either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or

(ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS. Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the International Multi-Manager Series' and Real Estate Series' position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.

As with other options and futures positions, the International Multi-Manager Series' and Real Estate Series' ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although the Series will not purchase or write such positions unless and until, in the adviser's or the sub-adviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, no Underlying Series will enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Underlying Series must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.

FORWARD CURRENCY CONTRACTS. The International Multi-Manager Series and Real Estate Series may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates.

The Series may enter into forward currency contracts with respect to specific transactions. For example, when the Series enters into a contract for the purchase or sale of a security denominated in a foreign currency or anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, the Series may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. The Series will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

The Series also may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions or to increase its exposure to foreign currencies that the adviser or the sub-advisers believe may rise in value relative to the U.S. dollar. For example, when the adviser or the sub-advisers believe that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Series' securities holdings denominated in such foreign currency.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Series to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security holding if the market value of the security exceeds the amount of foreign currency the Series is obligated to deliver. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements might not be accurately predicted, causing the Series to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the adviser and the sub-advisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Series will be served.

At or before the maturity date of a forward contract requiring the Series to sell a currency, the Series may either sell a security holding and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Series will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Series may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Series would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to the Series of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Series owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Although the Series values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Series may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Series at one rate, while offering a lesser rate of exchange should the Series desire to resell that currency to the dealer.

SWAP AGREEMENTS. The International Multi-Manager Series and Real Estate Series may enter into swaps relating to indices, currencies, interest rates, and equity interests. A swap transaction is an agreement between the Series and a counter party to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Series with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock.

The Series may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. Swaps have special risks including possible default by the counter party to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

SPECIAL RISKS RELATED TO SWAP AGREEMENTS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Series is contractually obligated to make or receive. If the counter party to a swap defaults, the Series' risk of loss consists of the net amount of payments that the Series is contractually entitled to receive. The Series will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering the Series' investment objective will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. The Series will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, the Series will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under the Series' repurchase agreement guidelines. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

Moody's, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P and Fitch to the securities in which the Funds' corresponding Series may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The advisers and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Series, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Series. In that event, an adviser or sub-adviser will consider whether it is in the best interest of the Series to continue to hold the securities.

                                 MOODY'S RATINGS

CORPORATE AND MUNICIPAL BONDS.

Aaa:     Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:      Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A:       Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa:     Bonds that are rated Baa are considered as medium-grade obligations
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

   -      Leading market positions in well-established industries.

   -      High rates of return on funds employed.

   - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

   - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

   - Well-established access to a range of financial markets and assured sources of alternate liquidity.

MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

                                   S&P RATINGS

CORPORATE AND MUNICIPAL BONDS.

AAA:     Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA:      Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A:       Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB:     Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

                                  FITCH RATINGS

DESCRIPTION OF FITCH'S HIGHEST STATE AND MUNICIPAL NOTES RATING.

AAA -    Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -     Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

F-1+ -   Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 -    Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                 WT MUTUAL FUND

                     WILMINGTON PRIME MONEY MARKET PORTFOLIO
                    WILMINGTON PREMIER MONEY MARKET PORTFOLIO
                      WILMINGTON U.S. GOVERNMENT PORTFOLIO
                         WILMINGTON TAX-EXEMPT PORTFOLIO
                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                     WILMINGTON BROAD MARKET BOND PORTFOLIO
                       WILMINGTON MUNICIPAL BOND PORTFOLIO
                     WILMINGTON SHORT-TERM INCOME PORTFOLIO
                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
                       WILMINGTON MID CAP GROWTH PORTFOLIO
                      WILMINGTON SMALL CAP GROWTH PORTFOLIO
                       WILMINGTON LARGE CAP CORE PORTFOLIO
                       WILMINGTON SMALL CAP CORE PORTFOLIO
                      WILMINGTON LARGE CAP VALUE PORTFOLIO
                       WILMINGTON MID CAP VALUE PORTFOLIO
                      WILMINGTON SMALL CAP VALUE PORTFOLIO
                          WILMINGTON BALANCED PORTFOLIO

                            1100 North Market Street
                           Wilmington, Delaware 19890

------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                NOVEMBER 1, 2003

                    AS AMENDED AND RESTATED FEBRUARY 4, 2004

------------------------------------------------------------------------

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with each Portfolio's current prospectus, as amended from time to time. A copy of each current prospectus and annual report may be obtained without charge, by writing to Professional Funds Distributor, LLC. (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor or by calling (800) 336-9970.

Each Portfolio and its corresponding master Series' audited financial statements for the fiscal year ended June 30, 2003, included in the Annual Reports to shareholders, are each incorporated into this SAI by reference.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
GENERAL INFORMATION.......................................................    1
INVESTMENT POLICIES.......................................................    1
INVESTMENT LIMITATIONS....................................................   19
TRUSTEES AND OFFICERS.....................................................   24
CODE OF ETHICS............................................................   31
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................   32
INVESTMENT ADVISORY AND OTHER SERVICES....................................   37
RODNEY SQUARE MANAGEMENT CORPORATION......................................   37
CRAMER ROSENTHAL MCGLYNN, LLC.............................................   39
ROXBURY CAPITAL MANAGEMENT................................................   39
ADMINISTRATION AND ACCOUNTING SERVICES....................................   41
ADDITIONAL SERVICE PROVIDERS..............................................   41
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN................................   41
BROKERAGE ALLOCATION AND OTHER PRACTICES..................................   42
CAPITAL STOCK AND OTHER SECURITIES........................................   45
PURCHASE, REDEMPTION AND PRICING OF SHARES................................   45
DIVIDENDS.................................................................   48
TAXATION OF THE PORTFOLIOS................................................   49
CALCULATION OF PERFORMANCE INFORMATION....................................   54
FINANCIAL STATEMENTS......................................................   62
APPENDIX A - OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT
STRATEGIES................................................................  A-1
APPENDIX B - DESCRIPTION OF RATINGS.......................................  B-1

                               GENERAL INFORMATION

WT Mutual Fund (the "Fund") was organized as a Delaware business trust on June 1, 1994. The name of the Fund was changed from Kiewit Mutual Fund to WT Mutual Fund on October 20, 1998.

The Fund has established the following Portfolios described in this SAI:
Wilmington Prime Money Market, Wilmington Premier Money Market, Wilmington U.S. Government, Wilmington Tax-Exempt, Wilmington Short/Intermediate Bond, Wilmington Broad Market Bond, Wilmington Municipal Bond, Wilmington Short-Term Income, Wilmington Large Cap Growth, Wilmington Mid Cap Growth, Wilmington Small Cap Growth, Wilmington Large Cap Core, Wilmington Small Cap Core, Wilmington Large Cap Value, Wilmington Mid Cap Value, Wilmington Small Cap Value, and Wilmington Balanced Portfolios (collectively, the "Portfolios"). Each of these Portfolios issues Institutional and Investor Shares, except for (i) Wilmington Premier Money Market Portfolio which issues Institutional and Service Shares,
(ii) Wilmington Prime Money Market, Wilmington U.S. Government and Wilmington Tax-Exempt Portfolios which issue only Investor and Service Shares and (iii) Wilmington Balanced Portfolio which issues Institutional, Investor and Service Shares. Each Portfolio is a diversified open-end management investment company.

                               INVESTMENT POLICIES

The following information supplements the information concerning each Portfolio's investment objective, policies and limitations found in the prospectus. Unless otherwise indicated, it applies to the Portfolios through their investment in corresponding master funds (the "Series"), which are series of WT Investment Trust I (the "Trust").

                             MONEY MARKEY PORTFOLIOS

The "Money Market Portfolios" are the Prime Money Market, the Premier Money Market, the U.S. Government and the Tax-Exempt Portfolios. Each has adopted a fundamental policy requiring it to maintain a constant net asset value of $1.00 per share, although this may not be possible under certain circumstances. Each Portfolio values its portfolio securities on the basis of amortized cost (see "Purchase, Redemption and Pricing of Shares") pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). As conditions of that Rule, the Board of Trustees has established procedures reasonably designed to stabilize each Portfolio's price per share at $1.00 per share. Each Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less; purchases only instruments with effective maturities of 397 days or less; and invests only in securities which are of high quality as determined by major rating services or, in the case of instruments which are not rated, of comparable quality as determined by the investment adviser, Rodney Square Management Corporation ("RSMC"), under the direction of and subject to the review of the Board of Trustees.

The Prime Money Market, Premier Money Market and U.S. Government Portfolios seek high current income, while preserving capital and liquidity. The Tax-Exempt Portfolio seeks high current interest income exempt from Federal income taxes while preserving capital. Each Portfolio's investment objective may not be changed without shareholder approval.

The Prime and Premier Money Market Portfolios invest in money market instruments, including bank obligations, high quality commercial paper and U.S. government obligations. The U.S. Government Portfolio invests in U.S. government obligations and repurchase agreements collateralized by such obligations. Each Money Market Portfolio, except for the U.S. Government Portfolio, may invest more than 25% of its total assets in the obligations of banks, finance companies and utilities; the U.S. Government may invest up to 20% of its total assets in such obligations.

BANK OBLIGATIONS. The Prime Money Market and the Premier Money Market Portfolios may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United

States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States.

Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

         - BANKERS' ACCEPTANCES. The Prime Money Market, the Premier Money Market and the Tax-Exempt Portfolios may invest in bankers' acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

         - CERTIFICATES OF DEPOSIT. The Prime Money Market, the Premier Money Market and the Tax-Exempt Portfolios may invest in certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

         - TIME 'DEPOSITS. The Prime Money Market and the Premier Money Market Portfolios may invest in time deposits, which are bank deposits for fixed periods of time.

CERTIFICATES OF PARTICIPATION. The Tax-Exempt Portfolio may invest in certificates of participation, which give the investor an undivided interest in the municipal obligation in the proportion that the investor's interest bears to the total principal amount of the municipal obligation.

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Prime Money Market and the Premier Money Market Portfolios may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolios will only invest in commercial paper rated, at the time of purchase, in the highest category by a nationally recognized statistical rating organization ("NRSRO"), such as Moody's or S&P or, if not rated, determined by the investment adviser to be of comparable quality. See "Appendix B - Description of Ratings." The Portfolios may invest in asset-backed commercial paper subject to Rule 2a-7 restrictions on investments in asset-backed securities, which include a requirement that the security must have received a rating from an NRSRO.

FOREIGN SECURITIES. At the present time, portfolio securities of the Prime Money Market and the Premier Money Market Portfolios that are purchased outside the United States are maintained in the custody of foreign branches of U.S. banks. To the extent that the Portfolios may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets. Investing in foreign securities involves certain special risks and considerations that are not typically associated with investing in U.S. companies, including, but not limited to, (i) generally less liquid and less efficient securities markets, (ii) generally greater price volatility, (iii) exchange rate fluctuations and exchange controls, (iv) the imposition of restrictions on the expatriation of funds or other assets, (v) less publicly available information about issuers, (vi) the imposition of taxes (vii) higher transaction and custody costs, (viii) settlement delays and risk of loss, (ix) difficulties in enforcing contracts,
(x) less liquidity and smaller market capitalizations, (xi) lesser regulation of securities markets, (xii) different accounting and disclosure standards, (xiii) governmental interference, (xiv) higher inflation,

(xv) social, economic and political uncertainties, (xvi) the risk of expropriation of assets, (xvii) and the risk of war.

ILLIQUID SECURITIES. No Money Market Portfolio may invest more than 10% of the value of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Portfolio's books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by a Portfolio and report periodically on such decisions to the Board.

INVESTMENT COMPANY SECURITIES. The Money Market Portfolios may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. These limitations currently provide, in part, that a Portfolio may not purchase shares of an investment company if (a) such a purchase would cause the Portfolio to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Portfolio to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Portfolio's total assets were to be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Portfolio would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. The Portfolios' investments of their assets in the corresponding Series pursuant to the master/feeder structure are excepted from these limitations.

MUNICIPAL SECURITIES. The Prime Money Market, the Premier Money Market and the Tax-Exempt Portfolios each may invest in debt obligations issued by states, municipalities and public authorities (collectively, "municipal securities") to obtain funds for various public purposes. Yields on municipal securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on municipal securities may be exempt from Federal income tax, dividends paid by a Portfolio to its shareholders may not be tax-exempt. A brief description of some typical types of municipal securities follows:

         - GENERAL OBLIGATION SECURITIES are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.

         - REVENUE OR SPECIAL OBLIGATION SECURITIES are backed by the revenues of a specific project or facility - tolls from a toll bridge, for example. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state's ability, without obligation, to make up deficits in the reserve fund.

         - BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the notes.

         - TAX ANTICIPATION NOTES finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.

         - REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

         - INDUSTRIAL DEVELOPMENT BONDS ("IDBS") AND PRIVATE ACTIVITY BONDS ("PABs") are specific types of revenue bonds issued on or behalf of public authorities to finance various privately operated facilities such as solid waste facilities and sewage plants. PABs generally are such bonds issued after April 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid on them is exempt from Federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most case revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit.

         - TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.

         - CONSTRUCTION LOAN NOTES are sold to provide construction financing.- After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration by way of Fannie Mae or the Government National Mortgage Association ("Ginnie Mae.")

         - PUT BONDS are municipal bonds which give the holder the right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date.

         - REPURCHASE AGREEMENTS. Each Money Market Portfolio may invest in repurchase agreements. A repurchase agreement is a transaction in which a Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio if the other party to the repurchase agreement defaults), it is the policy of a Portfolio to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the investment adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Portfolio's investment limitations.

SECURITIES LENDING. Each Money Market Portfolio may from time to time lend their portfolio securities pursuant to agreements which require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Portfolio exceed one-third of the value of the Portfolio's total assets taken at fair market value. A Portfolio will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Portfolio will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the investment adviser to be of good standing and when, in the judgment of the investment adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

STANDBY COMMITMENTS. Each Money Market Portfolio may invest in standby commitments. It is expected that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Portfolios may pay for standby commitments either separately in cash or by paying a higher price for the obligations acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities).

Standby commitments purchased by the Portfolios will be valued at zero in determining net asset value and will not affect the valuation of the obligations subject to the commitments. Any consideration paid for a standby commitment will be accounted for as unrealized depreciation and will be amortized over the period the commitment is held by a Portfolio.

U.S. GOVERNMENT OBLIGATIONS. Each Money Market Portfolio may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

VARIABLE AND FLOATING RATE SECURITIES. Each Money Market Portfolio may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Portfolio investments in these securities must comply with conditions established by the Securities and Exchange Commission ("SEC") under which they may be considered to have remaining maturities of 397 days or less.

WHEN-ISSUED SECURITIES. Each Money Market Portfolio may buy when-issued securities or sell securities on a delayed-delivery basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, the purchaser makes no payment and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss.

While a Portfolio initially commits to purchase such securities with the purpose of actually acquiring them, the Portfolio may subsequently (i) dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy or (ii) sell the underlying securities before they are delivered, which may result in gains or losses. The Portfolio may also designate liquid assets, marked to market daily, maintained at a value equal to its current obligations for when-issued securities.

When a Portfolio makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining net asset value per share, subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery the market value of the security may be higher or lower than its cost, thereby increasing or decreasing the Portfolio's net asset value. When payment for a when-issued security is due, the Portfolio will meet its obligations from then-available cash flow, the sale of any previously designated liquid assets, the sale of other securities, or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation creates the potential for the realization of capital gains or losses.

THE BOND PORTFOLIOS

The "Bond Portfolios" are the Short/Intermediate Bond, the Broad Market Bond, Municipal Bond and the Short-Term Income Portfolios. RSMC, the investment adviser for the Bond Portfolios, employs an investment process that is disciplined, systematic and oriented toward a quantitative assessment and control of volatility. The Bond Portfolios' exposure to credit risk is moderated by limiting 80% of their investments to securities that, at the time of purchase, are rated investment grade by an NRSRO such as Moody's, S&P, or, if unrated, are determined by RSMC to be of comparable quality. See "Appendix B - Description of Ratings." Ratings, however, are not guarantees of quality or of stable credit quality. Not even the highest rating constitutes assurance that the security will not fluctuate in value or that a Portfolio will receive the anticipated yield on the security. RSMC continuously monitors the quality of the Portfolios' holdings, and should the rating of a security be downgraded or its quality be adversely affected, RSMC will determine whether it is in the best interest of the affected Portfolio to retain or dispose of the security.

The Short/Intermediate Bond and Broad Market Bond Portfolios each seeks a high total return, consistent with high current income. Each Portfolio will normally invest at least 85% of its total assets in various types of fixed income securities. This policy may be changed upon 60 days' written notice to shareholders.

The Municipal Bond Portfolio seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. The Portfolio will normally invest as least 80% of its net assets in municipal securities that provide interest exempt from federal income tax. This policy may be changed upon 60 days' written notice to shareholders.

The Short-Term Income Portfolio seeks to preserve capital and provide current income. The Portfolio will normally invest at least 80% of its total assets in various types of investment grade fixed income securities. The Portfolio's investment objective and 80% policy may be changed without shareholder approval, upon 60 days' written notice to shareholders.

The Broad Market Bond, Short/Intermediate Bond and Municipal Bond Portfolio's investment objective may not be changed without shareholder approval.

The effect of interest rate fluctuations in the market on the principal value of the Bond Portfolios is moderated by limiting the average dollar-weighted duration of their investments -- in the case of the Short/Intermediate Bond Portfolio to a range of 2 1/2 to 4 years, in the case of the Broad Market Bond Portfolio to a range of 4 to 7 years, in the case of the Municipal Bond Portfolio to a range of 4 to 8 years and in case of the Short-Term Income Portfolio to a range of 1 to 3 years. Investors may be more familiar with the term "average effective maturity" (when, on average, the fixed income securities held by the Portfolio will mature), which is sometimes used to express the anticipated term of the Portfolios' investments. Generally, the stated maturity of a fixed income security is longer than its projected duration. Under normal market conditions, the average effective maturity, in the case of the Short/Intermediate Bond Portfolio, is expected to fall within a range of approximately 3 to 5 years, in the case of the Broad Market Bond Portfolio, within a range of approximately 7 to 12 years, in the case of the Municipal Bond Portfolio, within a range of approximately 5 to 10 years, and in case of the Short-Term Income Portfolio with an average dollar weighted maturity of 1 to 5 years. In the event of unusual market conditions, the Short/Intermediate Bond and the Broad Market Bond Portfolios may invest in fixed income securities with an average dollar-weighted duration of 1 to 6 years and 2 to 10 years, respectively.

RSMC's goal in managing the Short/Intermediate Bond, the Broad Market Bond and the Short-Term Income Portfolios is to gain additional return by analyzing the market complexities and individual security attributes which affect the returns of fixed income securities. The Bond Portfolios are intended to appeal to investors who want exposure to the broad fixed income securities market and the current returns that characterize the short-term to intermediate-term sector of that market.

Given the average duration of the holdings of the Bond Portfolios and the current interest rate environment, the Portfolios should experience smaller price fluctuations than those experienced by longer-term bond and municipal bond funds and a higher yield than fixed-price money market and tax-exempt money market funds. Of course, the Portfolios will likely experience larger price fluctuations than money market funds and a lower yield than longer-term bond and municipal bond funds. Given the quality of the Portfolios' holdings, which for 80% of their investments must be investment grade (rated within the top four categories) or comparable to investment grade securities at the time of purchase, the Portfolios will accept lower yields in order to avoid the credit concerns experienced by funds that invest in lower quality fixed income securities. In addition, although the Municipal Bond Portfolio expects to invest substantially all of its net assets in municipal securities that provide interest income that is exempt from federal income tax, it may invest up to 20% of its net assets in other types of fixed income securities that provide federally taxable income.

The composition of each Portfolio's holdings varies depending upon RSMC's analysis of the fixed income markets and, with respect to the Municipal Bond Portfolio, the municipal securities markets including analysis of the most attractive segments of the yield curve, the relative value of the different market sectors, expected trends in those markets and supply versus demand pressures. Securities purchased by the Portfolios may be purchased on the basis of their yield or potential capital appreciation or both. By maintaining each Portfolio's specified average duration, RSMC seeks to protect the Portfolio's principal value by reducing fluctuations in value relative to those that may be experienced by bond funds with longer average durations. This strategy may reduce the level of income attained by the Portfolios. Of course, there is no guarantee that principal value can be protected during periods of extreme interest rate volatility.

RSMC may make frequent changes in the Portfolios' investments, particularly during periods of rapidly fluctuating interest rates. These frequent changes would involve transaction costs to the Portfolios and could result in taxable capital gains.

ASSET-BACKED SECURITIES. The Bond Portfolios may purchase interests in pools of obligations, such as credit card or automobile loan receivables, purchase contracts and financing leases. Such securities are also known as "asset-backed securities," and the holders thereof may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction.

Asset-backed securities are typically supported by some form of credit enhancement, such as cash collateral, subordinated tranches, a letter of credit, surety bond or limited guaranty. Credit enhancements do not provide protection against changes in the market value of the security. If the credit enhancement is exhausted or withdrawn, security holders may experience losses or delays in payment if required payments of principal and interest are not made with respect to the underlying obligations. Except in very limited circumstances, there is no recourse against the vendors or lessors that originated the underlying obligations.

Asset-backed securities are likely to involve unscheduled prepayments of principal that may affect yield to maturity, result in losses, and may be reinvested at higher or lower interest rates than the original investment. The yield to maturity of asset-backed securities that represent residual interests in payments of principal or interest in fixed income obligations is particularly sensitive to prepayments.

The value of asset-backed securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool of underlying obligations, the originator of those obligations or the financial institution providing credit enhancement.

BANK OBLIGATIONS. Each Bond Portfolio may invest in the same U.S.
dollar-denominated obligations of major banks as the Money Market Portfolios. (See "Money Market Portfolios - Bank Obligations").

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Bond Portfolios may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolios will only invest in commercial paper rated, at the time of purchase, in the highest category by an NRSRO, such as Moody's or S&P or, if not rated, determined by RSMC to be of comparable quality.

FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed income securities with buy-back features enable the Bond Portfolios to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often support these buy-back features. In evaluating a foreign bank's credit, RSMC considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank's ability to honor its commitment under the letter of credit. The Municipal Bond Portfolio will not acquire municipal securities with buy-back features if, in the opinion of counsel, the existence of a buy-back feature would alter the tax-exempt nature of interest payments on the underlying securities and cause those payments to be taxable to that Portfolio and its shareholders.

Buy-back features include standby commitments, put bonds and demand features.

         - STANDBY COMMITMENTS. Each Bond Portfolio may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles a Portfolio to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.

         - Ordinarily, a Portfolio will not transfer a standby commitment to a third party, although the Portfolio may sell securities subject to a standby commitment at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Portfolio may pay a higher price for the securities acquired in consideration for the commitment.

         - PUT BONDS. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Portfolio in effect holds a demand obligation that bears interest at the prevailing short-term rate.

         - In selecting put bonds for the Bond Portfolios, RSMC takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond's rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.

         - DEMAND FEATURES. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days' notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.

GUARANTEED INVESTMENT CONTRACTS. A guaranteed investment contract ("GIC") is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC's maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.

Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to each Portfolio's acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations. No Portfolio intends to invest more than 5% of its net assets in GICs.

ILLIQUID SECURITIES. No Bond Portfolio may invest more than 15% of the value of its net assets in illiquid securities. (See "Money Market Portfolios - Illiquid Securities" for a discussion on illiquid securities.)

INVESTMENT COMPANY SECURITIES. The Bond Portfolios may invest in investment company securities issued by open-end and closed-end investment companies, including exchange traded funds or "ETFs." Such investments are subject to limitations prescribed by the 1940 Act. (See "Money Market Portfolios - Investment Company Securities".)

MONEY MARKET FUNDS. Each Bond Portfolio may invest in the securities of money market mutual funds, within the limits prescribed by the 1940 Act, as previously described under "Money Market Portfolios - Investment Company Securities."

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities representing interests in a pool of mortgages secured by real property.

Ginnie Mae mortgage-backed securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as mortgage bankers, commercial banks and savings associations and are either guaranteed by the Federal Housing Administration or insured by the Department of Veterans Affairs. Timely payment of interest and principal on each mortgage loan is backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac both issue mortgage-backed securities that are similar to Ginnie Mae securities in that they represent interests in pools of mortgage loans. Fannie Mae guarantees timely payment of interest and principal on its certificates and Freddie Mac guarantees timely payment of interest and ultimate payment of principal. Freddie Mac also has a program under which it guarantees timely payment of scheduled principal as well as interest. Fannie Mae and Freddie Mac guarantees are backed only by those agencies and not by the full faith and credit of the U.S. Government. In the case of mortgage-backed securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is U.S. Government-backed.

Most mortgage-backed securities pass monthly payment of principal and interest through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, bi-weekly and semiannually. The monthly principal and interest payments also are not always passed through to the holder on a pro rata basis. In the case of collateralized mortgage obligations ("CMOs"), the pool is divided into two or more tranches and special rules for the disbursement of principal and interest payments are established.

CMO residuals are derivative securities that generally represent interests in any excess cash flow remaining after making required payments of principal and interest to the holders of the CMOs described above. Yield to maturity on CMO residuals is extremely sensitive to prepayments. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to the level of the index upon which interest rate adjustments are based.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. SMBS usually are structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of mortgage assets. A common type of SMBS will have one class of holders receiving all interest payments -- "interest only" or "IO" -- and another class of holders receiving the principal repayments - "principal only" or "PO." The yield to maturity of IO and PO classes is extremely sensitive to prepayments on the underlying mortgage assets.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their sub-divisions, agencies and instrumentalities, the interest on which is, in the opinion of bond counsel, exempt from federal income tax. These debt obligations are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various privately owned or operated activities. The three general categories of municipal securities are general obligation, revenue or special obligation and private activity municipal securities. A brief description of typical municipal securities follows:

         - GENERAL OBLIGATION SECURITIES are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.

         - REVENUE OR SPECIAL OBLIGATION SECURITIES are backed by the revenues of a specific project or facility - tolls from a toll bridge, for example. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state's ability, without obligation, to make up deficits in the reserve fund.

         - MUNICIPAL LEASE OBLIGATIONS may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, the Portfolios will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro rata, undivided interest in the total amount of the obligation.

         - Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.

         - RESOURCE RECOVERY BONDS are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.

         - PRIVATE ACTIVITY BONDS are specific types of revenue bonds issued on behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities. The payment of principal and interest on these obligations generally depends upon the credit of the private owner/user of the facilities financed and, in certain instances, the pledge of real and personal property by the private owner/user. The interest income from certain types of private activity securities may be considered a tax preference item for purposes of the Federal alternative minimum tax ("Tax Preference Item").

Short-term municipal securities in which the Portfolios may invest include Tax Anticipation, Revenue Anticipation, Bond Anticipation and Construction Loan Notes, which were previously described under "Money Market Portfolios - Municipal Securities."

OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. Although the Municipal Bond Portfolio has no current intention of so doing, each of the Bond Portfolios may use options and futures contracts. The Short/Intermediate Bond, the Broad Market Bond and the Short-Term Income Portfolios may use forward currency contracts. For additional information regarding such investment strategies, see Appendix A to this SAI.

PARTICIPATION INTERESTS. Each Bond Portfolio may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.

Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder's initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor's actual yield to maturity will be higher than that assumed at the time of purchase.

Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both federal and state consumer protection laws may allow set-offs against certain amounts owed.

The Municipal Bond Portfolio will only invest in participation interests in municipal securities, municipal leases or in pools of securities backed by municipal assets if, in the opinion of counsel, any interest income on the participation interest will be exempt from federal income tax to the same extent as the interest on the underlying securities.

REPURCHASE AGREEMENTS. Each Bond Portfolio may invest in repurchase agreements, which were previously described under "Money Market Portfolios - Repurchase Agreements."

SECURITIES LENDING. Each Bond Portfolio may lend securities, within the limitations previously described under "Money Market Portfolios - Securities Lending". The Municipal Bond Portfolio has no current intention of lending its portfolio securities and would do so only under unusual market conditions since the interest income that a Portfolio receives from lending its securities is taxable.

U.S. GOVERNMENT OBLIGATIONS. Each Bond Portfolio may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (See "Money Market Portfolios - U.S. Government Obligations.")

VARIABLE AND FLOATING RATE SECURITIES. Each Bond Portfolio may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Portfolio investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

Each of the Bond Portfolios may also purchase inverse floaters that are floating rate instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater's price is considerably more volatile than that of a fixed rate security. For example, an issuer may decide to issue two variable rate instruments instead of a single long-term, fixed rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed rate bond multiplied by two minus the interest rate paid on the short-term instrument. Depending on market availability, the two variable rate instruments may be combined to form a fixed rate bond. The market for inverse floaters is relatively new.

WHEN-ISSUED SECURITIES. Each Bond Portfolio may buy when-issued securities or sell securities on a delayed-delivery basis, which were previously described under "Money Market Portfolios - When-Issued Securities."

The Municipal Bond Portfolio may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness ("refunding contracts"). These contracts require the issuer to sell and the Portfolio to buy municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. The offering proceeds are then used to refinance existing municipal obligations. Although the Municipal Bond Portfolio may sell its rights under a refunding contract, the secondary market for these contracts may be less liquid than the secondary market for other types of municipal securities. The Portfolio generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts usually provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). The Portfolio may secure its obligation under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provision of the refunding contract. When required by SEC guidelines, the Portfolio will place liquid assets in a segregated custodial account equal in amount to its obligations under outstanding refunding contracts.

ZERO COUPON BONDS. Each Bond Portfolio may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause a Portfolio to liquidate investments in order to make the required distributions.

Risk Factors Applicable to the Municipal Bond Portfolio:

HEALTH CARE SECTOR. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for those programs. Numerous other factors may affect the industry, such as (i) general and local economic conditions, (ii) demand for services, (iii) expenses (including malpractice insurance premiums), and (iv) competition among health care providers. In the future, the following may adversely affect the industry:
(i) adoption of legislation proposing a national health insurance program, (ii) medical and technological advances which alter the demand for health services or the way in which such services are provided, and (iii) efforts by employers, insurers and governmental agencies to reduce the costs of health insurance and health care services.

Health care facilities include life care facilities, nursing homes and hospitals. The Municipal Bond Portfolio may invest in bonds to finance these facilities which are typically secured by the revenues from the facilities and not by state or local government tax payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be a risk of default in the payment of principal or interest on a bond issue if the facility does not maintain adequate financial reserves for debt service.

HOUSING SECTOR. The Municipal Bond Portfolio may invest in housing revenue bonds which typically are issued by state, county and local housing authorities and are secured only by the revenues of mortgages originated by those authorities using the proceeds of the bond issues. Factors that may affect the financing of multi-family housing projects include acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes in regulatory requirements.

Since the demand for mortgages from the proceeds of a bond issue cannot be precisely predicted, the proceeds may be in excess of demand, which would result in early retirement of the bonds by the issuer. Since the cash flow from mortgages cannot be precisely predicted, differences in the actual cash flow from the assumed cash flow could have an adverse impact upon the issuer's ability to make scheduled payments of principal and interest or could result in early retirement of the bonds.

Scheduled principal and interest payments are often made from reserve or sinking funds. These reserves are funded from the bond proceeds, assuming certain rates of return on investment of the reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate.

ELECTRIC UTILITIES SECTOR. The electric utilities industry has experienced, and may experience in the future (i) problems in financing large construction programs in an inflationary period, (ii) cost increases and delays caused by environmental considerations (particularly with respect to nuclear facilities),
(iii) difficulties in obtaining fuel at reasonable prices, (iv) the effects of conservation on the demand for energy, (v) increased competition from alternative energy sources, and (vi) the effects of rapidly changing licensing and safety requirements.

PROPOSED LEGISLATION. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. For example, Federal tax law now limits the types and amounts of tax-exempt bonds issuable for industrial development and other types of private activities. These limitations may affect the future supply and yields of private activity securities. Further proposals affecting the value of tax-exempt securities may be introduced in the future. In addition, proposals have been made, such as that involving the "flat tax," that could reduce or eliminate the value of that exemption. If the availability of municipal securities for investment or the value of the Municipal Bond Portfolio's holdings could be materially affected by such changes in the law, the Board of Trustees would reevaluate the Portfolio's investment objective and policies or consider the Portfolio's dissolution.

PORTFOLIO TURNOVER. Portfolio turnover rates for the past 2 fiscal years, were:

                                         12 MONTHS ENDED                 12 MONTHS ENDED
                                            6/30/03                          6/30/02
                                            -------                          -------
Short/Intermediate Bond                        82%                            136%

Broad Market Bond                              77%                            180%

Municipal Bond                                 21%                             28%

Short-Term Income                              N/A                             N/A

THE EQUITY PORTFOLIOS

The "Equity Portfolios" are the Large Cap Growth, the Mid Cap Growth, the Small Cap Growth, the Large Cap Core, the Small Cap Core, the Large Cap Value, the Mid Cap Value and the Small Cap Value Portfolios.

The Large Cap Growth, the Mid Cap Growth and the Small Cap Core Portfolios seek superior long-term growth of capital. The Large Cap Core, the Large Cap Value, the Mid Cap Value, the Small Cap Value and the Small Cap Growth Portfolios seek to achieve long-term capital appreciation. Each of the foregoing investment objectives may not be changed without shareholder approval.

The Large Cap Growth Portfolio will invest at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of corporations with a market cap of $5 billion or more, which have above average earnings potential compared to the securities market as a whole. The Small Cap Growth Portfolio will invest at least 80% of its net assets in securities of companies with a market capitalization, at the time of purchase, equal to or less than the largest stock in the S&P SmallCap 600 Index. The Mid Cap Series will invest at least 80% of its net assets in securities of companies with a market capitalization, at the time of purchase, within the capitalization range of companies that make up in the S&P MidCap 400 Index. The Large Cap Core Portfolio will invest at least 80% of its total assets, primarily in a diversified portfolio of U.S. equity (or related) securities of large cap corporations. The Small Cap Core Portfolio will invest at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities with a market cap which at the time of purchase is less than that of the largest stock in the Russell 2000 Index. The foregoing policies may be changed upon 60 days' written notice to shareholders.

The Large Cap Value Portfolio will invest its assets in the Large Cap Value Series which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap, at the time of purchase, equal that of the smallest company in the Russell 1000 Value Index ("large cap company").

The Mid Cap Value Portfolio will invest its assets in the Mid Cap Value Series which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap, at the time of purchase, between the capitalization of the smallest and largest company in the Russell Midcap Value Index ("mid cap company").

The Small Cap Value Portfolio will invest its assets in the Small Cap Value Series which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap, at the time of purchase, less than the capitalization of the largest stock in the Russell 2000 Value Index.

The foregoing policies may be changed upon 60 days' written notice to shareholders.

CASH MANAGEMENT. The Large Cap Growth, the Mid Cap Growth, the Small Cap Growth and the Small Cap Core Portfolios each will under normal market conditions invest no more than 15% of its total assets in cash and cash equivalents including high-quality money market instruments and money market funds in order to manage cash flow in the Portfolio. Certain of these instruments are described below.

         - MONEY MARKET FUNDS. Each Equity Portfolio may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. (See "Money Market Portfolios - Investment Company Securities.")

         - U.S. GOVERNMENT OBLIGATIONS. Each Equity Portfolio may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (See "Money Market Portfolios - U.S. Government Obligations.")

         - COMMERCIAL PAPER. Each Equity Portfolio may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolios may invest only in commercial paper rated A-1 or higher by S&P or Moody's or if not rated, determined by the investment adviser to be of comparable quality.

         - BANK OBLIGATIONS. Each Equity Portfolio may invest in the same obligations of U.S. banks as the Money Market Portfolios. (See "Money Market Portfolios - Bank Obligations.")

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

Each Equity Portfolio may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by an NRSRO such as Moody's or S&P, or if unrated, are determined by the investment adviser, as applicable, to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Portfolio's purchase of the security, the investment adviser, as applicable, will determine whether it is in the best interest of the Portfolio to retain the security.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DEPOSITARY RECEIPTS. American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

FOREIGN SECURITIES. Each Equity Portfolio may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares for foreign securities. (See "Depositary Receipts" above.) Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of ADRs and EDRs. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets. Investing in foreign securities involves certain special risks and considerations that are not typically associated with investing in U.S. companies, including, but not limited to, (i) generally less liquid and less efficient securities markets, (ii) generally greater price volatility, (iii) exchange rate fluctuations and exchange controls, (iv) the imposition of restrictions on the expatriation of funds or other assets, (v) less publicly available information about issuers, (vi) the imposition of taxes (vii) higher transaction and custody costs, (viii) settlement delays and risk of loss, (ix) difficulties in enforcing contracts, (x) less liquidity and smaller market capitalizations, (xi) lesser regulation of securities markets, (xii) different accounting and disclosure standards, (xiii) governmental interference, (xiv) higher inflation, (xv) social, economic and political uncertainties, (xvi) the risk of expropriation of assets, (xvii) and the risk of war.

HEDGING STRATEGIES. Each Equity Portfolio may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. Each Equity Portfolio may invest no more than 15% of its net assets in illiquid securities. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Portfolio's investment adviser to the Board of Trustees.

INVESTMENT COMPANY SECURITIES. The Equity Portfolios may invest in investment company securities issued by open-end and closed-end investment companies, including ETFs. Such investments are subject to limitations prescribed by the 1940 Act. (See "Money Market Portfolios - Investment Company Securities".)

OPTIONS ON SECURITIES AND SECURITIES INDICES. The Large Cap Growth, Mid Cap Growth, Small Cap Growth, Large Cap Value and Small Cap Core Portfolios each may purchase call options on securities that the investment adviser intends to include in the Portfolios in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Portfolios may purchase put options to hedge against a decline in the market value of securities held in the Portfolios or in an attempt to enhance return. The Portfolios may write (sell) put and covered call options on securities in which they are authorized to invest. The Portfolios may also purchase put and call options, and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of a Portfolio that are invested in equity (or related) securities, the Portfolio may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

REPURCHASE AGREEMENTS. Each Equity Portfolio may invest in repurchase agreements, which were previously described under "Money Market Portfolios - Repurchase Agreements."

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Each of the Equity Portfolios is subject to a Portfolio's investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the investment adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser intends to purchase securities that are exempt from registration under Rule 144A.

SECURITIES LENDING. Each Equity Portfolio may lend securities subject to the same conditions applicable to the Money Market Portfolios, as described under "Money Market Portfolios - Securities Lending."

TEMPORARY DEFENSIVE POSITION. Each Equity Portfolio may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Portfolio will be unable to achieve its investment objective.

PORTFOLIO TURNOVER. Portfolio turnover rates for the past 2 fiscal years were:

                                12 MONTHS ENDED       12 MONTHS ENDED
                                    6/30/03               6/30/02
                                    -------               -------
Large Cap Growth                      51%                   75%
Large Cap Core                        50%                   68%
Small Cap Core                        62%                   44%
Large Cap Value                       87%                  100%
Mid Cap Value                        142%                  143%
Small Cap Value                       74%                   61%
Mid Cap Growth                       N/A                   N/A
Small Cap Growth                      86%*                 N/A

*not annualized

THE BALANCED PORTFOLIO

AMERICAN DEPOSITARY RECEIPTS (ADRS) AND EUROPEAN DEPOSITARY RECEIPTS (EDRS). The Balanced Portfolio may invest in ADRs and EDRs as previously described under "The Equity Portfolios - American Depositary Receipts (ADRs) And European Depositary Receipts (EDRs)."

ASSET-BACKED SECURITIES. The Balanced Portfolio may invest in asset-backed securities as previously described under "The Bond Portfolios - Asset-Backed Securities."

BANK OBLIGATIONS. The Balanced Portfolio may invest in U.S. dollar-denominated obligations of major banks as previously described under "Money Market Portfolios - Bank Obligations."

CONVERTIBLE SECURITIES. The Balanced Portfolio may invest in convertible securities as previously described under "The Equity Portfolios - Convertible Securities."

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Balanced Portfolio may invest in corporate bonds, notes and commercial paper as previously described under "The Bond Portfolios - Corporate Bonds, Notes And Commercial Paper."

DEPOSITARY RECEIPTS. The Balanced Portfolio may invest in depositary receipts as previously described under "The Equity Portfolios - Depositary Receipts."

FOREIGN SECURITIES. The Balanced Portfolio may invest in foreign securities as previously described under "The Equity Portfolios - Foreign Securities."

GUARANTEED INVESTMENT CONTRACTS. The Balanced Portfolio may invest in guaranteed investment contracts as previously described under "The Bond Portfolios - Guaranteed Investment Contracts."

HEDGING STRATEGIES. The Balanced Portfolio may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. The Balanced Portfolio may not invest more than 15% of the value of its net assets in illiquid securities.

INVESTMENT COMPANY SECURITIES. The Bond Portfolios may invest in investment company securities issued by open-end and closed-end investment companies, including ETFs. Such investments are subject to limitations prescribed by the 1940 Act. (See "Money Market Portfolios - Investment Company Securities".)

MONEY MARKET FUNDS. The Balanced Portfolio may invest in the securities of money market mutual funds, within the limits prescribed by the 1940 Act, as previously described under "The Money Market Portfolios - Investment Company Securities."

MORTGAGE-BACKED SECURITIES. The Balanced Portfolio may invest in mortgage-backed securities as previously described under "The Bond Portfolios - Mortgage - Backed Securities."

MUNICIPAL SECURITIES. The Balanced Portfolio may invest in municipal securities as previously described under "The Bond Portfolios - Municipal Securities."

OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. The Balanced Portfolio may use options, futures contracts and forward currency contracts as previously described under "The Bond Portfolios - Options, Futures and Forward Currency Contract Strategies.". For additional information regarding such investment strategies, see Appendix A to this SAI.

PARTICIPATION INTERESTS. The Balanced Portfolio may invest in participation interests in fixed income securities within the limitations previously described under "The Bond Portfolios -- Participation Interests."

REPURCHASE AGREEMENT. The Balanced Portfolio may invest in repurchase agreements, within the limitations previously described under "Money Market Portfolios - Repurchase Agreements."

RESTRICTED SECURITIES. The Balanced Portfolio may invest in restricted securities, within the limitations previously described under "The Equity Portfolios - Restricted Securities."

SECURITIES LENDING. The Balanced Portfolio may lend securities, which was previously described under "Money Market Portfolios - Securities Lending".

U.S. GOVERNMENT OBLIGATIONS. The Balanced Portfolio may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities as previously described under "Money Market Portfolios - U.S. Government Obligations."

VARIABLE AND FLOATING RATE SECURITIES. The Balanced Portfolio may invest in variable and floating rate securities as previously described under "The Bond Portfolios - Variable and Floating Rate Securities."

WHEN-ISSUED SECURITIES. The Balanced Portfolio may buy when-issued securities or sell securities on a delayed-delivery basis, which were previously described under "Money Market Portfolios - When-Issued Securities."

ZERO COUPON BONDS. The Balanced Portfolio may invest in zero coupon bonds of government or private issuers as previously described under "The Bond Portfolios
- Zero Coupon Bonds."

INVESTMENT LIMITATIONS

Except as otherwise provided, the Portfolios and their corresponding Series have adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Portfolio present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Portfolio. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Portfolio's assets or redemptions of shares will not be considered a violation of the limitation.

MONEY MARKET PORTFOLIOS: Each Money Market Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that each of the Prime Money Market and Premier Money Market Portfolios may invest more than 25% of its total assets in the obligations of banks;

3. borrow money, except (1) from a bank for temporary or emergency purposes (not for leveraging or investment) or (2) by engaging in reverse repurchase agreements if the Portfolio's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Portfolio's total assets;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that the Portfolio may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein;

7. purchase or sell physical commodities or contracts, provided that currencies and currency-related contracts will not be deemed physical commodities; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, provided that the Portfolio's use of options, futures contracts and options thereon or currency-related contracts will not be deemed to be senior securities for this purpose.

The investment limitations described above do not prohibit a Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding series of WT Investment Trust I.

With respect to the exclusion from the investment limitation described in number 2 above, the Money Market Portfolios have been advised that it is the SEC staff's current position, that the exclusion may be applied only to U.S. bank obligations; the Money Market Portfolios, however, will consider both foreign and U.S. bank obligations within this exclusion. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy.

The following non-fundamental policies apply to each Money Market Portfolio unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Each Money Market Portfolio will not:

1.       make short sales of securities except short sales against the box;

2. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

3. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, and if at any time the Portfolio's bank borrowings exceed its fundamental borrowing limitations due to a decline in net assets, such borrowings will be promptly (within 3 days) reduced to the extent necessary to comply with such limitations;

4. make loans of portfolio securities unless such loans are fully collateralized by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and securities, marked to market daily; or

5. with respect to the U.S. Government, Prime Money Market and Premier Money Market Portfolios only, purchase the securities of any one issuer if as a result more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

BOND PORTFOLIOS:

Each Bond Portfolio will not as a matter of fundamental policy (except for the Short-Term Income Portfolio for which the following are non-fundamental policies which can be changed upon 60 days' written notice to shareholders):

1. purchase the securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including repurchase agreements fully collateralized by U.S. Government obligations) or to tax-exempt municipal securities;

3. borrow money, provided that the Portfolio may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) or by engaging in reverse repurchase agreements if the Portfolio's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Portfolio's total assets;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or real estate limited partnership interests, provided that the Portfolio may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities or commodities contracts except financial and foreign currency futures contracts and options thereon, options on foreign currencies and forward currency contracts; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, provided that futures, options and forward currency transactions will not be deemed to be senior securities for purposes of this limitation.

The investment limitations described above do not prohibit a Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding series of WT Investment Trust I.

The following non-fundamental policies apply to the Bond Portfolios and may be changed by the Board of Trustees without shareholder approval. Each Bond Portfolio will not:

1. pledge, mortgage or hypothecate its assets, except the Portfolio may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of its total assets to secure borrowings, and the Portfolio may deposit initial and variation margin in connection with transactions in futures contracts and options on futures contracts;

2.       make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Portfolio may make initial and variation margin deposits in connection with permitted transactions in options or futures;

4. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets;

5. purchase or sell non-hedging futures contracts or related options if aggregate initial margin and premiums required to establish such positions would exceed 5% of the Portfolio's total assets. For purposes of this limitation, unrealized profits and unrealized losses on any open contracts are taken into account, and the in-the-money amount of an option that is in-the-money at the time of purchase is excluded;

6. write put or call options having aggregate exercise prices greater than 25% of the Portfolio's net assets, except with respect to options attached to or acquired with or traded together with their underlying securities and securities that incorporate features similar to options; or

When engaging in options, futures and forward currency contract strategies, a Portfolio will either: (1) earmark or set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

EQUITY PORTFOLIOS:

Each Equity Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. purchase securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3. borrow money, provided that (1) each of the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3% of a Portfolio's assets; and (2) each of the Large Cap Growth, Mid Cap Growth, Small Cap Growth, Large Cap Core and Small Cap Core Portfolios may borrow money for temporary or emergency purposes, and then in an aggregate amount not in excess of 10% of a Portfolio's total assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that (1) the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios additionally may not invest in any interest in real estate except securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein; (2) the Large Cap Growth, Mid Cap Growth, Small Cap Growth, Large Cap Core and Small Cap Core Portfolios each may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, provided that (1) the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios additionally are restricted from purchasing or selling contracts, options or options on contracts to purchase or sell physical commodities and (2) the Large Cap Growth, Mid Cap Growth, Small Cap Growth, Large Cap Core and Small Cap Core Portfolios each may invest in purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8. issue senior securities, except to the extent permitted by the 1940 Act, provided that each of the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios may borrow money subject to its investment limitation on borrowing.

The investment limitations described above do not prohibit a Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding series of WT Investment Trust I.

The following non-fundamental policies apply to each Equity Portfolio unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Each Equity Portfolio will not:

1. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Portfolio, provided that (1) this limitation does not apply to the Large Cap Growth, Mid Cap Growth, Small Cap Growth, Large Cap Core and Small Cap Core Portfolios; and (2) with respect to the Large Cap Value, Small Cap Value, Mid Cap Value and International Multi-Manager Portfolios, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecations for this purpose;

2.       make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that Large Cap Value, Small Cap Value and Mid Cap Value Portfolios may make initial and variation margin deposits in connection with permitted transactions in options without violating this limitation; or

4. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, provided that (1) the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios may not borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made.

When engaging in options, futures and forward currency contract strategies, a Portfolio will either: (1) set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while he strategy is outstanding, unless they are replaced with similar assets.

The Balanced Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including repurchase agreements fully collateralized by U.S. Government obligations) or to tax-exempt municipal securities;

3. borrow money, provided that the Portfolio may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) or by engaging in reverse repurchase agreements if the Portfolio's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Portfolio's total assets;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or real estate limited partnership interests, provided that the Portfolio may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities or commodities contracts except financial and foreign currency futures contracts and options thereon, options on foreign currencies and forward currency contracts; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, provided that futures, options and forward currency transactions will not be deemed to be senior securities for purposes of this limitation.

The investment limitations described above do not prohibit the Balanced Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding series of WT Investment Trust I.

The following non-fundamental policies apply to the Balanced Portfolio and may be changed by the Board of Trustees without shareholder approval. The Balanced Portfolio will not:

1. pledge, mortgage or hypothecate its assets, except the Portfolio may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of its total assets to secure borrowings, and the Portfolio may deposit initial and variation margin in connection with transactions in futures contracts and options on futures contracts;

2.       make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Portfolio may make initial and variation margin deposits in connection with permitted transactions in options or futures; or

4. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets.

When engaging in options, futures and forward currency contract strategies, the Portfolio will either: (1) earmark or set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

                              TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Fund. All persons named as Trustees and officers also serve in a similar capacity for WT Investment Trust I (the "Trust"). Each person listed under "Interested Trustees" below is an "interested person" of the Series' investment advisers, the Fund or the Trust, within the meaning of the 1940 Act. Each person who is not an "interested person" of the Series' investment advisers, the Fund or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. For purposes of the information below, "Fund Complex" refers to the Fund and the Trust, collectively. The address of each Trustee as it relates to the Fund's business is 1100 North Market Street, Wilmington, DE 19890.

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                            PRINCIPAL              FUND
                                                TERM OF OFFICE AND        OCCUPATION(S)           COMPLEX           OTHER
                          POSITION(S) HELD        LENGTH OF TIME           DURING PAST          OVERSEEN BY      DIRECTORSHIPS
NAME AND DATE OF BIRTH        WITH FUND               SERVED                FIVE YEARS            TRUSTEE       HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
ROBERT J.                 Trustee,             Shall serve until        Chief Investment            57          RSMC (registered
CHRISTIAN(1)              President, Chief     death, resignation or    Officer of                              investment
Date of Birth: 2/49       Executive Officer    removal.  Trustee,       Wilmington Trust                        adviser);
                          and Chairman of      President and            Company since                           Wilmington Low
                          the Board            Chairman of the Board    February 1996.                          Volatility Fund
                                               since October 1998.                                              of Funds
                                                                                                                (close-end
                                                                                                                registered
                                                                                                                investment
                                                                                                                company)
--------------------------------------------------------------------------------------------------------------------------------
WILLIAM P.                Trustee              Shall serve until        Managing Director           57          None
RICHARDS, JR.(2)                               death, resignation or    and Senior
Date of Birth: 11/36                           removal.  Trustee        Portfolio Manager,
                                               since October 1999.      Roxbury Capital
                                                                        Management LLC
                                                                        since 1998.
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
ROBERT ARNOLD             Trustee              Shall serve until        Founder and                 57                 N/A
Date of Birth: 3/44                            death, resignation or    co-manages, R. H.
                                               removal. Trustee         Arnold & Co., Inc.
                                               since May 1997.          (investment banking
                                                                        company) since
                                                                        1989.
--------------------------------------------------------------------------------------------------------------------------------
DR. ERIC BRUCKER          Trustee              Shall serve until        Dean, School of             57          Wilmington Low
Date of Birth: 12/41                           death, resignation or    Business                                Volatility Fund
                                               removal. Trustee         Administration of                       of Funds
                                               since October 1999.      Widener                                 (close-end
                                                                        University                              registered
                                                                        since July 2001.                        investment
                                                                        Prior to that,                          company).
                                                                        Dean, College of
                                                                        Business, Public
                                                                        Policy and Health
                                                                        at the University
                                                                        of Maine from
                                                                        September 1998 to
                                                                        June 2001.
--------------------------------------------------------------------------------------------------------------------------------
NICHOLAS                       Trustee           Shall serve until      Consultant,                 57          Kalmar Pooled
GIORDANO                                       death, resignation or    financial services                      Investment
Date of Birth: 3/43                               removal. Trustee      organizations from                      Trust;
--------------------------------------------------------------------------------------------------------------------------------

-------------
(1) Mr. Christian is an "Interested Trustee" by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "Interested Trustee" by reason of his position as Managing Director of Roxbury Capital Management LLC, an investment adviser to the Trust.

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                            PRINCIPAL              FUND
                                                TERM OF OFFICE AND        OCCUPATION(S)           COMPLEX           OTHER
                          POSITION(S) HELD        LENGTH OF TIME           DURING PAST          OVERSEEN BY      DIRECTORSHIPS
NAME AND DATE OF BIRTH        WITH FUND               SERVED                FIVE YEARS            TRUSTEE       HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
                                                since October 1998.     1997 to present;                        Independence
                                                                        Interim President,                      Blue Cross;
                                                                        LaSalle University                      Fotoball, U.S.A.
                                                                        from 1998 to 1999.                      (sporting and
                                                                                                                athletics goods
                                                                                                                manufacturer),
                                                                                                                DaisyTek
                                                                                                                International
                                                                                                                (wholesale paper
                                                                                                                and paper
                                                                                                                products); and
                                                                                                                Selas
                                                                                                                Corporation of
                                                                                                                America
                                                                                                                (industrial
                                                                                                                furnaces and
                                                                                                                ovens);
                                                                                                                Wilmington Low
                                                                                                                Volatility Fund
                                                                                                                of Funds
                                                                                                                (close-end
                                                                                                                registered
                                                                                                                investment
                                                                                                                company).
--------------------------------------------------------------------------------------------------------------------------------
LOUIS KLEIN, JR.               Trustee         Shall serve until        Self-employed               57          Manville
Date of Birth: 5/35                            death, resignation or    financial                               Personal Injury
                                               removal. Trustee         consultant since                        Settlement Trust
                                               since October 1999.      1991.                                   and WHX
                                                                                                                Corporation
                                                                                                                (industrial
                                                                                                                manufacturer)
--------------------------------------------------------------------------------------------------------------------------------
CLEMENT C.                     Trustee         Shall serve until        Managing Partner,           57                 N/A
MOORE, II                                      death, resignation or    Mariemont
Date of Birth: 9/44                            removal.  Trustee        Holdings, LLC,
                                               since October 1999.      (real estate
                                                                        holding and
                                                                        development
                                                                        company) since
                                                                        1980.
--------------------------------------------------------------------------------------------------------------------------------
JOHN J. QUINDLEN               Trustee         Shall serve until        Retired since 1993.         57                 N/A
Date of Birth: 5/32                            death, resignation or
                                               removal. Trustee
                                               since October 1999.
--------------------------------------------------------------------------------------------------------------------------------
MARK A. SARGENT                Trustee         Shall serve until        Dean and Professor          57          St. Thomas More
Date of Birth: 4/51                            death, resignation or    of Law, Villanova                       Society of
                                               removal. Trustee         University School                       Pennsylvania;
                                               since November 2001.     of Law since July                       Wilmington Low
                                                                        1997.                                   Volatility Fund
                                                                                                                of Funds (close-
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                            PRINCIPAL              FUND
                                                TERM OF OFFICE AND        OCCUPATION(S)           COMPLEX           OTHER
                         POSITION(S) HELD         LENGTH OF TIME           DURING PAST          OVERSEEN BY      DIRECTORSHIPS
NAME AND DATE OF BIRTH      WITH FUND                SERVED                FIVE YEARS            TRUSTEE       HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                end registered
                                                                                                                investment
                                                                                                                company).
--------------------------------------------------------------------------------------------------------------------------------

As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of, the Fund, the Trust, any of the Series' investment advisers or the Distributor or of any company controlled by or under common control with such entities.

EXECUTIVE OFFICERS

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                                                                        PRINCIPAL            FUND
                                             TERM OF OFFICE AND       OCCUPATION(S)         COMPLEX           OTHER
NAME, ADDRESS AND         POSITION(S) HELD     LENGTH OF TIME          DURING PAST        OVERSEEN BY      DIRECTORSHIPS
 DATE OF BIRTH                WITH FUND            SERVED              FIVE YEARS           TRUSTEE       HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
ERIC K. CHEUNG            Vice President     Shall serve at the   Vice President,             N/A               N/A
1100 North Market Street                     pleasure of the      Wilmington Trust
Wilmington, DE 19890                         Board and until      Company since 1986;
Date of Birth: 12/54                         successor is         and Vice President
                                             elected and          and Director,
                                             qualified.           Rodney Square
                                             Officer since        Management
                                             October 1998.        Corporation since
                                                                  2001.
--------------------------------------------------------------------------------------------------------------------------
JOSEPH M. FAHEY, JR.      Vice President     Shall serve at the   Vice President,             N/A               N/A
1100 North Market Street                     pleasure of the      Rodney Square
Wilmington, DE 19890                         Board and until      Management
Date of Birth: 1/57                          successor is         Corporation since
                                             elected and          1992.
                                             qualified. Officer
                                             since November 1999.
--------------------------------------------------------------------------------------------------------------------------
FRED FILOON               Vice President     Shall serve at the   Senior Vice                 N/A               N/A
520 Madison Avenue                           pleasure of the      President, Cramer
New York, NY 10022                           Board and until      Rosenthal McGlynn,
Date of Birth: 3/42                          successor is         LLC since 1989.
                                             elected and
                                             qualified. Officer
                                             since August 2000.
--------------------------------------------------------------------------------------------------------------------------
JOHN R. GILES             Chief              Shall serve at the   Senior Vice                 N/A               N/A
1100 North Market Street  Financial          pleasure of the      President,
Wilmington, DE 19890      Officer and        Board and until      Wilmington Trust
Date of Birth: 8/57       Vice President     successor is         Company since 1996.
                                             elected and
                                             qualified. Officer
                                             since December 1999.
--------------------------------------------------------------------------------------------------------------------------
PAT COLLETTI              Vice President     Shall serve at the   Vice President and          N/A               N/A
--------------------------------------------------------------------------------------------------------------------------

301 Bellevue Parkway      and Treasurer      pleasure of the      Director of
Wilmington, DE 19809                         Board and until      Investment
Date of Birth:  11/58                        successor is         Accounting and
                                             selected and         Administration of
                                             qualified. Officer   PFPC Inc. since
                                             since May 1999.      From 1986 to April
                                                                  1999, Controller for
                                                                  the Reserve Funds
--------------------------------------------------------------------------------------------------------------------------
LEAH M. ANDERSON          Secretary          Shall serve at the   Officer, Wilmington         N/A               N/A
1100 North Market Street                     pleasure of the      Trust Company since
Wilmington, DE  19890                        Board and until      1998. Officer,
Date of Birth: 08/65                         successor is         Rodney Square
                                             elected and          Management
                                             qualified.           Corporation since
                                             Officer since        1992
                                             October 2002.
--------------------------------------------------------------------------------------------------------------------------

RESPONSIBILITIES OF THE BOARD AND COMMITTEES BOARD. The primary responsibility of the Board is to represent the interests of the shareholders of the Portfolio and to provide oversight management of the Portfolios. Currently the Board is comprised of nine individuals, two of whom are considered Interested Trustees as defined by the 1940 Act. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (i.e. at least quarterly) to review the investment performance of the Portfolios and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met five times during the fiscal year ended June 30, 2003. Currently, the Board has a Nominating Committee, an Audit Committee, a Regulatory Oversight Committee and a Valuation Committee. The responsibilities of each committee and its members are described below.

NOMINATING COMMITTEE. The Board has a Nominating Committee, comprised of Independent Trustees. Currently, Messrs. Giordano and Quindlen serve on the Nominating Committee. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Trustees. During the fiscal year ended June 30, 2003, there were no meetings of the Nominating Committee. Upon the written request of shareholders holding at least 10% of the Fund's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as Trustees as specified in such written request.

AUDIT COMMITTEE. The Board has an Audit Committee comprised of Messrs. Giordano, Klein and Quindlen, each an Independent Trustee. Mr. Giordano serves as the chairman of the committee. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) select the Fund's independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of the Fund's basic accounting system and the effectiveness of the Fund's internal accounting controls. During the fiscal year ended June 30, 2003, there were four meetings of the Audit Committee.

REGULATORY OVERSIGHT COMMITTEE. The Board has a Regulatory Oversight Committee, comprised of Messrs. Arnold, Brucker, Moore and Sargent, each an Independent Trustee. Mr. Moore serves as the chairman of the committee. The Regulatory Oversight Committee focuses on any regulatory developments in the mutual fund industry and various regulatory aspects of the operation of the Portfolios'. The committee also performs such other tasks as the Board deems necessary. During the fiscal year ended June 30, 2003, there were four meetings of the Regulatory Oversight Committee.

VALUATION COMMITTEE. The Board has a Valuation Committee, comprised of officers of the Fund, which reviews and monitors the Valuation Procedures adopted by the Board. The Valuation Committee is responsible for determining the fair value of a Portfolio's securities as needed in accordance with the

Valuation Procedures and performs such other tasks as the Board deems necessary. The Valuation Committee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by a Portfolio. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Valuation Committee's meeting. During the fiscal year ended June 30, 2003, there were no meetings of the Valuation Committee.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in the Portfolios and in all registered investment companies overseen by the Trustee within the family of investment companies, as of December 31, 2002.

                                                                                     AGGREGATE DOLLAR RANGE
                                                                                    OF EQUITY SECURITIES IN
                                                                                   ALL REGISTERED INVESTMENT
                                                                                 COMPANIES OVERSEEN BY TRUSTEE
                                        DOLLAR RANGE OF EQUITY SECURITIES             WITHIN THE FAMILY OF
NAME OF TRUSTEE                           IN EACH PORTFOLIO OF THE FUND               INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
ROBERT J. CHRISTIAN

   Prime Money Market                             Over $100,000                          Over $100,000
   Large Cap Growth                              $50,001-$100,000
   Small Cap Core                              $ 50,001 $ 100,000-
   Large Cap Value                              $ 10,001-$ 50,000

WILLIAM P. RICHARDS                                    NONE                                $1-$10,000

INDEPENDENT TRUSTEES

ROBERT ARNOLD                                           NONE                                  NONE

ERIC BRUCKER                                           NONE                                   NONE

NICHOLAS GIORDANO                                      NONE                             $10,001-$50,000

LOUIS KLEIN, JR.                                       NONE                              Over $100,000

CLEMENT C. MOORE, II

   Prime Money Market                             Over $ 100,000                         Over $ 100,000
   Tax-Exempt                                     Over $100,000
   Small Cap Core                               $ 50,001-$ 100,000

JOHN J. QUINDLEN                                                                         Over $100,000
   Broad Market Bond                             $10,001-$50,000
   Large Cap Growth                               Over $100,000
   Large Cap Core                                 Over $100,000
   Small Cap Core                                 Over $100,000

MARK A. SARGENT                                        NONE                                   NONE

As of December 31, 2002, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the investment advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or the Distributor.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS. Each of the Portfolio's assets are invested in a corresponding series of the Trust that has the same investment objectives, strategies and limitations as the investing Portfolio. Since each Portfolio operates as a "feeder fund" in a master/feeder structure with a corresponding Series of the Trust, none of the Portfolios have an investment adviser that directly manages its assets. The Portfolios receive investment advisory services indirectly from the investment advisers of the Series. The Trust has retained Cramer Rosenthal McGlynn, LLC ("CRM"), Roxbury Capital Management LLC ("Roxbury"), and Rodney Square Management Corporation ("RSMC") to manage the assets of certain series of the Trust. Each of these investment advisers has been retained pursuant to a separate investment advisory agreement (collectively, the "Investment Advisory Agreements") which have been approved by the Board of Trustees of the Trust, including the Independent Trustees. Each Investment advisory agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Trust's Board of Trustees or by a majority of the outstanding voting securities of the Trust, and in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for such purpose.

The Board's decision to approve each Investment Advisory Agreement reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the Series' Investment Advisory Agreements, the Board considered many factors, including: (1) the Series' investment objectives and long-term performance; (2) the investment adviser's management philosophy, personnel and processes; (3) the expectations of shareholders; (4) the state of competition in the mutual fund industry; (5) comparable fees in the mutual fund industry; (6) the range and quality of services provided to the Series, the Portfolios and their shareholders in addition to investment advisory services; and (7) the Portfolio's relationship to other portfolios in the Fund Complex.

In assessing an investment adviser's performance of its obligations, the Board also considered whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Investment Advisory Agreement. In this regard, the Board is mindful of the potential disruption to the operations of the Series and Portfolio and the risks or other effects that could occur as a result of a decision to terminate or not renew an Investment Advisory Agreement. In particular, the Board recognized that most shareholders have invested in the Portfolios on the strength of an investment adviser's reputation and in the expectation that the investment adviser will have a continuing role in providing advisory services to the Portfolio.

The Board also considered the compensation and benefits received by the investment adviser. This includes fees received for services provided to the Series by an investment adviser, sub-adviser or its affiliates and research services received by the investment adviser from brokers that execute trades for each Series, as well as advisory fees. The Board was aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the investment adviser, including the performance of the Series; the investment adviser's cost of providing the services; the extent to which the investment adviser may realize "economies of scale" as the Portfolio grows larger; any indirect benefits that may accrue to the investment adviser and its affiliates as a result of the investment adviser's relationship with the Trust and the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about the facts bearing on the investment adviser's service and fee. The Board is aware of these factors and takes them into account in its review of each Investment Advisory Agreement.

The Board considered these circumstances in light of its accumulated experience in governing the Trust and the Fund and working with the investment adviser on matters relating to the Trust and the Fund, and was assisted by the advice of legal counsel. In this regard, the Board receives a significant amount of information about the Series, the investment adviser and the Wilmington Trust Company ("Wilmington Trust") organization on an ongoing basis. The investment adviser and Wilmington Trust provide information at each regular meeting of the Board, and furnish additional reports in connection with the Board's formal review of the Investment Advisory Agreements. Thus, the Board's evaluation of an Investment Advisory Agreement is informed by reports concerning such matters as: the investment adviser's investment philosophy, personnel and processes; each Series' short-term and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor funds), and comments on the reasons for performance; the Portfolio's expenses (including the advisory fee itself and the overall expense structure of the Portfolio, both in absolute terms and relative to competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Series' portfolio securities; the nature and extent of the advisory and other services provided to the Series by the investment adviser and its affiliates; compliance and audit reports concerning the Portfolios and the companies that service them; and relevant developments in the mutual fund industry. The Board also considers the relationship of the Portfolio to the other portfolios in the Fund Complex, the interdependence resulting from shareholders' asset allocation processes and the exchange privileges between Portfolios.

Not all of the factors and considerations identified above are relevant to every series, nor does the Board consider any one of them to be determinative. The Board bases its decision to approve an Investment Advisory Agreement on all the relevant factors in light of its reasonable business judgment, and with a view to past and future long-term considerations.

Each Investment Advisory Agreement may be terminated by the Trust or the applicable investment adviser on 60 days' written notice without penalty. Each Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.

Additional information regarding the Investment Advisory Agreements and the fees paid to each of the investment advisers may be found under the heading of "Investment Advisory and Other Services."

COMPENSATION. The fees and expenses of the Independent Trustees are paid by the Fund. The following table shows the fees paid during the fiscal year ended June 30, 2003 to the Independent Trustees for their service to the Fund and the total compensation paid to the Trustees by the Fund Complex.

                                                    PENSION OR                                  TOTAL
                                                    RETIREMENT                               COMPENSATION
                                AGGREGATE        BENEFITS ACCRUED         ESTIMATED              FROM
[INDEPENDENT                  COMPENSATION        AS PART OF FUND      ANNUAL BENEFITS       FUND COMPLEX
TRUSTEE                       FROM THE FUND          EXPENSES          UPON RETIREMENT     PAID TO TRUSTEES
-----------------------------------------------------------------------------------------------------------
Robert H. Arnold                 $37,125               None                 None               $49,500

Dr. Eric Brucker                 $37,125               None                 None               $49,500

Nicholas Giordano                $37,125               None                 None               $49,500

Louis Klein, Jr.                 $35,250               None                 None               $47,000

Clement C. Moore, II             $35,250               None                 None               $47,000

John J. Quindlen                 $36,000               None                 None               $48,000

Mark A. Sargent                  $37,125               None                 None               $49,500

                                 CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, the Fund, the Trust, and each investment adviser and sub-adviser to the Series of the Trust has adopted a Code of Ethics.

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, the Trust or the Fund. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Series under certain circumstances.

Under the Joint Code of Ethics adopted by RSMC, the Trust and the Fund, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the individual Codes of Ethics adopted by CRM and Roxbury, personal trading is subject to pre-clearance and other conditions set forth in their respective Codes.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Trust and the Fund, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Fund's registration statement with the SEC.

PROXY VOTING. The Board of Trustees has adopted proxy voting procedures and delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Series to each investment adviser, subject to the Board's continuing oversight. For those Series which employ a sub-adviser, the investment adviser may further delegate proxy voting responsibilities to a sub-adviser of the Series. In exercising its voting obligations, an investment adviser or sub-adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Series, and for the purpose of providing benefits to such Series. An investment adviser or sub-adviser will consider the factors that could affect the value of a Series' investment in its determination on a vote.

The investment advisers and the Board have identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. Each of the investment adviser's proxy voting procedures address these considerations and establish a framework for an investment adviser's consideration of a vote that would be appropriate for a Series. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

Finally, the proxy voting procedures establish a protocol for voting of proxies in cases in which an investment adviser or sub-adviser may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. In such instances, the investment adviser or sub-adviser will submit a separate report to the Trustees indicating the nature of the potential conflict of interest and how the determination of such vote was achieved.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons or organizations beneficially owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" the Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of the shareholders of that Portfolio. As of October 10, 2003, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of a Portfolio were as follows:

PREMIER MONEY MARKET PORTFOLIO (INSTITUTIONAL SHARES)

Kiewit Coal Properties, Inc.                                           14.77%
One Thousand Kiewit Plaza
Omaha, NE 68131

Southeast Corridor Cons.                                                7.70%
One Thousand Kiewit Plaza
Omaha, NE 68131

Kiewit Construction                                                    31.05%
One Thousand Kiewit Plaza
Omaha, NE 68131

Northwest Parkway Con.                                                  5.05%
Attn. Kevin Anderson
One Thousand Kiewit Plaza
Omaha, NE 68131

PRIME MONEY MARKET PORTFOLIO (INVESTOR SHARES)

Saxon & Co.                                                            75.75%
P.O. Box 7780-1888
Philadelphia, PA 19182

PRIME MONEY MARKET PORTFOLIO (SERVICE SHARES)

Lack & Lindsay                                                         69.54%
Attn: Mutual Funds Unit
1100 North Market Street
Wilmington, DE 19890

Wilmington Trust Company                                               25.31%
Attn: Cash Management
1100 North Market Street
Wilmington, DE 19890

National Financial Services                                             5.05%
FBO our Customers
Attn Mutual Funds
200 Liberty Street, 5th Floor
New York, NY 10281

U.S. GOVERNMENT PORTFOLIO (INVESTOR SHARES)

Wilmington Trust Company                                               95.41%
Pondview Load Trust
FBO Chase Manhattan Bank
270 Park Avenue
New York, NY 10017

U.S. GOVERNMENT PORTFOLIO (SERVICE SHARES)

Lack & Lindsay                                                         87.76%
Attn: Mutual Funds Unit
1100 North Market Street
Wilmington, DE 19890

Wilmington Trust Company                                               11.19%
Attn Cash Management
1100 North Market Street
Wilmington, DE 19890

TAX-EXEMPT PORTFOLIO (INVESTOR SHARES)

Saxon & Co.                                                            94.77%
P.O. Box 7780-1888
Philadelphia, PA 19182

TAX-EXEMPT PORTFOLIO (SERVICE SHARES)

Lack & Lindsay                                                         82.35%
Attn: Mutual Funds Unit
1100 North Market Street
Wilmington, DE 19890

Wilmington Trust Company                                               16.26%
Attn: Cash Management
1100 North Market Street
Wilmington, DE 19890

SHORT/INTERMEDIATE BOND PORTFOLIO (INSTITUTIONAL SHARES)

Wilmington Trust Company                                                6.66%
FBO WTC Pension Fund
1100 N. Market Street
Wilmington, DE 19890

Wilmington Trust Company                                                6.00%
FBO University of Delaware
1100 N. Market Street
Wilmington, DE 19890

Northern Trust Company                                                  8.50%
FBO Continental Kiewit Inc. Pension Plan
P.O. Box 92956
Chicago, IL 60675

Kiewit Construction Group, Inc.                                        26.94%
One Thousand Kiewit Plaza
Omaha, NE 68131

SHORT/INTERMEDIATE BOND PORTFOLIO (INVESTOR SHARES)

Delaware Community Foundation                                         100.00%
100 West 10th Street, Suite 115
Wilmington, DE 19801

BROAD MARKET BOND PORTFOLIO (INSTITUTIONAL SHARES)

Wilmington Trust Company                                               19.41%
FBO WTC Pension Fund
1100 N. Market Street
Wilmington, DE 19899

Kiewit Construction Group, Inc.                                        22.27%
One Thousand Kiewit Plaza
Omaha, NE 68131

Delaware Charter Guarantee                                              9.77%
FBO Principal Financial Group
711 High Street
Des Moines, IA 50392

MUNICIPAL BOND PORTFOLIO (INSTITUTIONAL SHARES)

100 West 10th Street Corp.                                             16.06%
1100 North Market Street
Wilmington, DE 19890

National Financial Services Corp.                                       8.65%

For Attn: Rick Ricon
One World Financial Center, Church Street Station
P.O. Box 3908
New York, NY 10008-3908

SHORT-TERM INCOME PORTFOLIO (INSTITUTIONAL SHARES)

Wilmington Trust Corporation                                           15.05%
c/o Joan Siegle
1100 North Market Street
Wilmington, DE 19890

Wilmington Trust Company                                                6.04%
W/the Newark Insurance Company
P.O. Box 8882
Wilmington, DE 19899

LARGE CAP CORE PORTFOLIO (INSTITUTIONAL SHARES)

Northern Trust Company                                                 34.39%
Trustee for Continental Kiewit Inc. Pension Plan
P.O. Box 92956
Chicago, IL 60675

State Street                                                           10.49%
FBO Decker Coal Company Pension Plan
200 Newport Ave
North Quincy, MA 02171

State Street                                                            7.62%
FBO Black Butte Comp. Pension Plan
200 Newport Ave
North Quincy, MA 02171

Wilmington Trust Company                                               18.23%
FBO WTC Pension Plan
1100 N. Market Street
Wilmington, DE 19890

State Street                                                            8.23%
FBO United Metro/San Xavier Pension Plan
200 Newport Ave.
North Quincy, MA 02171

LARGE CAP GROWTH PORTFOLIO (INSTITUTIONAL SHARES)

Wilmington Trust Company                                               20.36%
For Wilmington Trust Company Pension Trust
c/o Mutual Funds
P.O. Box 8882
Wilmington, DE 19899

Wilmington Trust Company                                                8.61%
FBO University of Virginia
c/o Mutual Funds

P.O. Box 8882
Wilmington, DE 19899

Delaware Charter Guarantee & FBO Principal                             25.67%
P.O. Box 8704
Wilmington, DE 19899

SMALL CAP GROWTH PORTFOLIO (INSTITUTIONAL SHARES)

Saxon & Co                                                             12.15%
FBO 35-35-400-3891345
P.O. Box 7780-1888
Philadelphia, PA 19182

John D Gray Trustee U/A Dated 9/25/2002                                11.05%
John D Gray Grantor Trust
6135 SW Riverpoint Lane
Portland, OR 97239

Wilmington Trust FSB                                                    5.28%
For the Anthony & Gay Browne Rev Trust
c/o Mutual Funds
P.O. Box 8882
Wilmington, DE 19899

LARGE CAP VALUE PORTFOLIO (INSTITUTIONAL SHARES)

Wilmington Trust Company                                               22.24%
For Wilmington Trust Company Pension Trust
P.O Box 8882
Wilmington, DE 19899

Delaware Charter Guarantee                                             31.12%
FBO Principal Financial Group
711 High Street
Des Moines, IA 50392

SMALL CAP CORE PORTFOLIO (INSTITUTIONAL SHARES)

Wilmington Trust Company                                               16.76%
FBO WTC Pension Fund
P.O. Box 8882
Wilmington, DE 19899

Delaware Charter Guarantee                                             22.94%
FBO Principal Financial Group
711 High Street
Des Moines, IA 50392

                     INVESTMENT ADVISORY AND OTHER SERVICES

                      RODNEY SQUARE MANAGEMENT CORPORATION

RSMC serves as the investment adviser to the Large Cap Core, Small Cap Core, Short/Intermediate Bond, Broad Market Bond, Municipal Bond, Short-Term Income, Prime Money Market, Premier Money Market, U.S. Government, Tax-Exempt, and WT Balanced Series. RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation.

Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB, wholly owned subsidiaries of Wilmington Trust Corporation, is a registered investment adviser. In addition, Wilmington Brokerage Services Company, and Balentine and Company LLC, subsidiaries of Wilmington Trust, are registered investment advisers and broker-dealers. Cramer Rosenthal McGlynn, LLC. ("CRM") and Roxbury Capital Management ("Roxbury") are both registered investment advisers. Wilmington Trust Corporation has controlling interest in both CRM and Roxbury.

Under an Investment Advisory Agreement dated May 9, 2001, the Large Cap Core Series pays a monthly fee to RSMC at the annual rate of 0.70% of the Series' first $1 billion of average daily net assets; 0.65% of the Series' next $1 billion of average daily net assets; and 0.60% of the Series' average daily net assets over $2 billion. The Small Cap Core Series pays RSMC a monthly advisory fee at the annual rate of 0.60% of the Series' first $1 billion of average daily net assets; 0.55% of the Series' next $1 billion of average daily net assets; and 0.50% of the Series' average daily net assets over $2 billion. Each of the Short/Intermediate Bond, Broad Market Bond, Municipal Bond and Short-Term Income Series pays a monthly fee to RSMC at the annual rate of 0.35% of the Series' first $1 billion of average daily net assets; 0.30% of the Series' next $1 billion of average daily net assets; and 0.25% of the Series' average daily net assets over $2 billion. Each of the Prime Money Market Series, the U.S. Government Series and the Tax-Exempt Series pays a monthly fee to RSMC at the annual rate of 0.47% of the Series' first $1 billion of average daily net assets; 0.43% of the Series' next $500 million of average daily net assets; 0.40% of the Series' next $500 million of average daily net assets; and 0.37% of the Series' average daily net assets in excess of $2 billion, as determined at the close of business on each day throughout the month. The Balanced Series pays a monthly fee to RSMC at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets in excess of $2 billion, as determined at the close of business on each day throughout the month. The Premier Money Market Series pays a monthly fee to RSMC at the annual rate of 0.20% of its average daily net assets.

For its services as investment adviser, RSMC received the following fees:

                                                12 MONTHS ENDED   12 MONTHS ENDED   12 MONTHS ENDED
                                                    6/30/03           6/30/02           6/30/01
                                                ---------------   ---------------   ---------------
Premier Money Market Series                     $     1,323,465   $     1,270,445   $     1,202,341
Prime Money Market Series                       $    10,780,391   $    11,213,385   $    10,433,544
U.S. Government Series                          $     5,051,852   $     5,090,402   $     4,519,119
Tax-Exempt Series                               $     2,734,988   $     2,737,675   $     2,394,803
Short/Intermediate Bond Series                  $       616,739   $       577,725   $        72,564(1)
Large Cap Core Series                           $       448,592   $       698,806   $       111,101(1)
Broad Market Bond Series                        $       418,055   $       419,753   $        55,847(1)
Municipal Bond Series                           $       134,747   $        94,309   $        11,289(1)
Short-Term Income Series                                    N/A               N/A               N/A
Small Cap Core Series                           $       461,397   $       770,570   $       112,621(1)

(1) For the period May 9, 2001 through June 30, 2001.

RSMC has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed the following amounts with respect to the following portfolios:

PORTFOLIO/CLASS                                                             EXPENSE CAP
---------------                                                             -----------
Wilmington Premier Money Market Portfolio
         Institutional                                                         0.20%
         Service                                                               0.45%
Wilmington Large Cap Core Portfolio
         Institutional                                                         0.80%
         Investor                                                              1.05%
Balentine Premier Money Market Portfolio
         Service                                                               0.93%
Wilmington Municipal Bond Portfolio
         Institutional                                                         0.75%
         Investor                                                              1.00%
Wilmington Short-Term Income Portfolio
         Institutional                                                         0.65%
         Investor                                                              0.90%

These waivers will remain in place until November 1, 2005, except for the Wilmington Short-Term Income Portfolio's waiver, which will remain in place until July 1, 2006. The Board may, in its discretion, terminate the expense limitation arrangement with respect to any Portfolio or class thereof prior to such termination date. Pursuant to RSMC's contractual waiver obligations, RSMC waived fees and/or reimbursed expenses in the following amounts:

                                                12 MONTHS ENDED   12 MONTHS ENDED   12 MONTHS ENDED
                                                    6/30/03           6/30/02           6/30/01
                                                ---------------   ---------------   ---------------
Premier Money Market Series                     $       354,155   $       374,950   $       342,356
  Wilmington Premier Money Market
  Portfolio                                     $       254,514   $       235,112   $       132,113
Large Cap Core Series                           $        46,668   $        41,238   $         3,822(1)
  Wilmington Large Cap Core
  Portfolio                                     $       150,766   $       157,395   $        10,194(1)
Municipal Bond Series                           $             0   $             0   $         9,088(1)
  Wilmington Municipal Bond
  Portfolio                                     $        51,519   $        49,087   $        15,366(1)

(1) For the period May 9, 2001 through June 30, 2001.

Prior to May 9, 2001, Wilmington Trust served as the investment adviser to the Short/Intermediate Bond Series, the Broad Market Bond Series, the Municipal Bond Series, the Large Cap Core Series and the Small Cap Core Series. For Wilmington Trust's services as investment adviser to each Series, Wilmington Trust received the following fees:

                                               6/30/00 TO
                                                 5/9/01
                                                 ------
Short/Intermediate Bond Series                  $432,655
Large Cap Core Series                           $694,972
Broad Market Bond Series                        $281,121
Municipal Bond Series                           $ 53,999
Small Cap Core Series                           $549,354

For its services as investment adviser, Wilmington Trust waived the following fees:

                                            12 MONTHS ENDED
                                                6/30/01
                                                -------
Short/Intermediate Bond Series                  $ 84,213
Large Cap Core Series                           $195,843
Broad Market Bond Series                        $108,377

Municipal Bond Series                           $ 39,851
Small Cap Core Series                           $ 72,629

                          CRAMER ROSENTHAL MCGLYNN, LLC

CRM is located at 707 Westchester Avenue, White Plains, New York 10604, and serves as investment adviser to the Large Cap Value, the Mid Cap Value and the Small Cap Value Series. CRM and its predecessors have managed investments in small, medium and large capitalization companies for over 29 years. CRM is 36.53% owned by Cramer, Rosenthal, McGlynn, Inc. ("CRM, Inc."), the controlling member of CRM. All shareholders of CRM, Inc. are senior officers of CRM. CRM is registered as an investment adviser with the SEC. Wilmington Trust Corporation has controlling interest in CRM.

Under the Investment Advisory Agreement, the Large Cap Value Series pays a monthly advisory fee to CRM at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets over $2 billion. The Mid Cap Value Series and the Small Cap Value Series each pay a monthly advisory fee to CRM at the annual rate of 0.75% of the Series' first $1 billion of average daily net assets; 0.70% of the Series' next $1 billion of average daily net assets; and 0.65% of the Series' average daily net assets over $2 billion. For the past three fiscal years, CRM received the following fees:

                                                12 MONTHS ENDED   12 MONTHS ENDED   12 MONTHS ENDED
                                                    6/30/03           6/30/02           6/30/01
                                                ---------------   ---------------   ---------------
Large Cap Value Series                          $       260,508   $       425,733   $       449,744
Mid Cap Value Series                            $     1,015,210   $       629,680   $       242,848
Small Cap Value Series                          $     2,457,745   $     2,579,092   $     1,635,197

Prior to April 2, 2001, CRM agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that limited annual operating expenses to not more than 1.25% of average daily net assets for the Mid Cap Value Series, and Small Cap Value Series, and 1.00% of average daily net assets for the Large Cap Value Series. The termination of these expense limitations was approved by the Board of Trustees effective April 2, 2001.

                           ROXBURY CAPITAL MANAGEMENT

Roxbury, 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, serves as the investment adviser to the WT Large Cap Growth Series, Mid Cap Growth Series and the Small Cap Growth Series. Roxbury is engaged in a variety of investment advisory activities including the management of separate accounts. Wilmington Trust Corporation has controlling interest in Roxbury.

Under the Investment Advisory Agreement, the WT Large Cap Growth Series pays a monthly advisory fee to Roxbury at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets. The Small Cap Growth Series pays a monthly advisory fee to Roxbury at the annual rate of 1.00% of the Series' first $1 billion of average daily net assets; 0.95% for the Series' next billion of average daily net assets; and 0.90% of the Series' average daily net assets over $2 billion. The Mid Cap Series pays a monthly advisory fee to Roxbury at the annual rate of 0.75% of the Series' first $1 billion of average daily net assets; 0.70% of the Series' next billion of average daily net assets; and 0.65% of the Series' average daily net assets over $2 billion.

Roxbury has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses to the extent total operating expenses, as a percentage of average net assets, exceed 1.75% with respect to the Institutional Shares of the Wilmington Small Cap Growth Portfolio, 2.00% with respect to the Investor Shares of the Wilmington Small Cap Growth Portfolio 1.80% with respect to the Investor Shares Wilmington Mid Cap Growth Portfolio. Unless the Board of Trustees approves its earlier termination, the undertaking with respect to the Wilmington Small Cap Portfolio will remain in place until January 1, 2006 and the undertaking with respect to the Wilmington Mid Cap Growth Portfolio.

For the past three fiscal years, Roxbury received the following fees:

                             12 MONTHS ENDED   12 MONTHS ENDED   12 MONTHS ENDED
                                 6/30/03           6/30/02           6/30/01
                             ---------------   ---------------   ---------------
WT Large Cap Growth Series   $       314,850   $       628,823   $     1,196,668
Mid Cap Series               $         3,641   $         1,636   $           263
Small Cap Growth Series      $        13,345               N/A               N/A

For its services as investment adviser, Roxbury waived and reimbursed the following fees:

                                 12 MONTHS ENDED   12 MONTHS ENDED   12 MONTHS ENDED
                                     6/30/03           6/30/02           6/30/01
                                 ---------------   ---------------   ---------------
Mid Cap Series                   $        24,512   $        20,071   $        16,513
Small Cap Growth Series          $         19134               N/A               N/A
   Wilmington Small Cap Growth
   Portfolio                     $        52,608               N/A               N/A

Prior to April 2, 2001, Roxbury agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that limited annual operating expenses to not more than 1.00% of average daily net assets for the WT Large Cap Growth Series. The termination of these expense limitations was approved by the Board of Trustees effective April 2, 2001.

ADVISORY SERVICES. Under the terms of each Investment Advisory Agreement, each investment adviser agrees to: (a) direct the investments of each Series, subject to and in accordance with the Series' investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for each Series, securities and other investments consistent with the Series' objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Series; (d) pay the salaries of all personnel of the investment adviser performing services relating to research, statistical and investment activities on behalf of the Series; (e) make available and provide such information as the Series and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Fund for consultation and discussion regarding the management of each Series and its investment activities. Additionally, each investment adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Series. The Trust and/or each investment adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the investment adviser delegates any or all of its duties as listed.

The Investment Advisory Agreements provide that each investment adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and the Interested Trustees who are affiliated with an investment adviser and the salaries of all personnel of each investment adviser performing services for each Portfolio relating to research, statistical and investment activities are paid by the investment adviser.

                     ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to an Administration and Accounting Services Agreement dated September 1, 2002, RSMC, an affiliate of the Trust, performs certain administrative services for the Fund. For its services, the Fund pays RSMC a fee of .09% of the Portfolios' average daily net assets up to $1 billion; .07% of the next $500 million of average daily net assets; .05% of the next $500 million of average daily net assets; and .03% of the Portfolios' average daily net assets that are greater than $2 billion.

The Administration and Accounting Services Agreement permits RSMC to delegate its responsibilities to another party. RSMC has retained PFPC Inc. ("PFPC") to serve as a sub-administrator to provide certain services such as preparing shareholder reports, providing statistical and research data, assisting the investment advisers in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Portfolios and the Series. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Fund. The accounting services performed by PFPC include determining the net asset value per share of each Portfolio and maintaining records relating to the securities transactions of the Portfolio. Prior to September 1, 2002, PFPC provided administrative and accounting services for the Fund.

                          ADDITIONAL SERVICE PROVIDERS

INDEPENDENT AUDITORS. Ernst & Young, LLP, Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, serves as the independent auditor to the Fund and WT Investment Trust I, providing services which include (1) auditing the annual financial statements for the Portfolios, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax returns filed on behalf of each Portfolio.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Fund and WT Investment Trust I.

CUSTODIAN. Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890, serves as the Custodian.

TRANSFER AGENT. PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

The Distributor is currently located at 760 Moore Road, King of Prussia, PA 19406. The Distributor serves as the underwriter of the Portfolios' shares pursuant to a Distribution Agreement with the Fund. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Portfolios as agent for the Fund. Shares of the Portfolios are offered continuously.

Under the terms of the Distribution Agreement, the Distributor agrees to use all reasonable efforts to secure purchasers for Investor Shares of the Portfolios and to pay expenses of printing and distributing prospectuses, statements of additional information and reports prepared for use in connection with the sale of Investor Shares and any other literature and advertising used in connection with the offering, out of the compensation it receives pursuant to the Portfolios' Plans of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Portfolios' Institutional Shares.

The Distribution Agreement became effective as of January 2, 2001 and continues in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees.. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Portfolios or their shareholders for losses arising in connection with the sale of Portfolio shares.

The Distribution Agreement terminates automatically in the event of an assignment. The Distribution Agreement is also terminable without payment of any penalty with respect to any Portfolio (i) (by vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Portfolio or any agreements related to a 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Portfolio) on sixty (60) days' written notice to the Distributor; or (ii) by the Distributor on sixty (60) days' written notice to the Portfolio. The Distributor will be compensated for distribution services according to the Investor Shares 12b-1 Plan which became effective on November 1, 1999 regardless of the Distributor's expenses.

The Investor Shares 12b-1 Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with the Distributor ("Service Organizations") and other financial institutions for distribution and shareholder servicing activities.

The Investor Shares 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed (i) 0.25% on an annualized basis of the Investor Shares of each Portfolio's average net assets; and (ii) limitations set from time to time by the Board of Trustees. The Board of Trustees has only authorized implementation of a 12b-1 fee for annual payments of up to 0.10% of the Investor Shares of each of the Money Market Portfolio's average net assets to reimburse the Distributor for making payments to certain Service Organizations who have sold Investor Shares of the Portfolios and for other distribution expenses.

Under the Investor Shares 12b-1 Plan, if any payments made by the investment adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Portfolio of the distribution of its Investor Shares, such payments are authorized. Each Series may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. An investment adviser places portfolio transactions on behalf of a Series, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Portfolio transactions placed by an investment adviser may be effected through the trading desk of the investment adviser, its broker-affiliate or a sub-adviser. Debt securities purchased and sold by the Series are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Series) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

Brokerage commissions paid by each of the Series for the last three fiscal years ended June 30, 2003 are as follows:

                          12 MONTHS ENDED   12 MONTHS ENDED   12 MONTHS ENDED
                              6/30/03           6/30/02           6/30/01
                          ---------------   ---------------   ---------------
Large Cap Growth Series   $       107,660   $       214,073   $       264,249
Large Cap Core Series     $       158,900   $       199,976   $       174,835
Small Cap Core Series     $       360,758   $       207,130   $       126,029
Large Cap Value Series    $       198,522   $       280,192   $       271,295
Mid Cap Value Series      $       914,855   $       678,656   $       244,108
Small Cap Value Series    $     1,638,916   $     1,157,309   $       682,244
Small Cap Growth          $        32,811               N/A               N/A

The variation in brokerage commissions paid by Large Cap Core Series for the last three fiscal years was due to the Series' investment adviser disposing of and acquiring a number of securities in an effort to more closely track the holdings and performance of the Series' benchmark. The variation in brokerage commissions paid by the Mid Cap Value Series and Small Cap Value Series for the fiscal year ended June 30, 2003, as compared to the prior fiscal year, was due to a significant fluctuation of asset levels and a volatile market, which in effect resulted in an increase in transactions on which commissions were paid.

When buying or selling securities, the Series may pay commissions to brokers who are affiliated with the investment adviser, a sub-adviser or the Series.

BROKERAGE SELECTION. The primary objective of each investment adviser in placing orders on behalf of a Series for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting and monitoring a broker or dealer, an investment adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Series or to the investment adviser. The investment adviser may also consider the sale of shares of the Portfolios as a factor in the selection of a broker or dealer to effect transactions for the Series, subject to the investment adviser's and sub-advisers' duty to seek best execution. Each investment adviser is authorized to allocate portfolio transactions in a manner that takes into account the assistance received in the distribution of shares of the Portfolios or other portfolios of WT Mutual Fund. The allocation of portfolio transactions may also take into account the receipt of research reports and services of brokerage firms. An investment adviser may place trades with certain brokers with which it is under common control, including Balentine & Company LLC or Wilmington Brokerage Services Co., each an indirect, wholly-owned subsidiary of Wilmington Trust Corporation, provided that the investment adviser determines that the affiliate's services and costs are comparable to those of non-affiliated, qualified brokerage firms.

In selecting and monitoring broker-dealers and negotiating commissions, an investment adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. A broker-dealer may be willing to furnish certain research services to the investment adviser or sub-adviser for no consideration except for standard brokerage commissions or dealer spreads. The investment adviser may use such broker-dealers to effect securities transactions. The investment adviser may also consider the sale of shares of the Portfolios and other mutual funds that they advise as a factor in the selection of brokers or dealers to effect transactions for the Series, subject to their duty to seek best execution; however, whether or not a particular broker or dealer sells shares of the WT Mutual Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Portfolios. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Portfolios, or to the investment adviser.

Section 28(e) of the Securities Exchange Act of 1934 provides that an investment adviser, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), the investment adviser is required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the investment adviser, as the case may be, in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Series may pay a higher broker commission than those available from another broker.

Research services received from broker-dealers supplement the investment adviser own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of equipment used to communicate research information and the providing of specialized consultations with the investment adviser or sub-adviser's personnel with respect to computerized systems and data furnished to the investment adviser or sub-adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information. The outside research assistance is useful to the investment adviser and sub-advisers since the broker-dealers used by the investment adviser and sub-advisers tend to follow a broad universe of securities and the research provided by such broker-dealers may provide the investment adviser and sub-advisers with a diverse perspective on financial markets. Research services provided to the investment adviser or sub-adviser by broker-dealers are available for the benefit of all accounts managed or advised by the investment adviser or sub-adviser or by their respective affiliates. The investment adviser and sub-advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. However, the investment adviser or sub-advisers will not direct fund transactions to dealers solely on the basis of research services provided.

During the fiscal year ended June 30, 2003, each Series directed transactions and paid related brokerage commissions because of research services provided in the following amounts:

                                                      12 MONTHS ENDED 6/30/03
                                           COMMISSIONS PAID          TRANSACTIONS DIRECTED
                                           ----------------          ---------------------
Large Cap Growth Series                        $ 19,044                       $0
Large Cap Value Series                         $ 27,066                       $0
Mid Cap Value Series                           $ 84,343                       $0
Small Cap Value Series                         $101,583                       $0
Small Cap Growth Series                        $ 12,777                       $0

ALLOCATION OF FUND TRANSACTIONS. Some of an investment adviser's other clients have investment objectives and programs similar to that of the Series. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Series. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of each investment adviser not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Series and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between a Series and the other clients as to amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

The Fund issues three separate classes of shares. Each Portfolio offers Institutional and Investor Shares, except (1) the Premier Money Market Portfolio which issues Institutional and Service Shares only (2) the Prime Money Market Portfolio, the U.S. Government Portfolio and the Tax-Exempt Portfolio which issue Investor and Service Shares only and (3) the Balanced Portfolio which issues Institutional, Investor and Service Shares. The shares of each Portfolio, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that
(i) Investor Shares pay Rule 12b-1 distribution expenses (and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid), and (ii) the Service Shares pay a shareholder service fee of 0.25% of the average net assets of the Service Shares. The net income attributable to Investor or Service Shares and the dividends payable on such shares will be reduced by the amount of any shareholder service or Rule 12b-1 distribution fees; accordingly, the net asset value of the Investor and Service Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

Shares of a Portfolio entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Portfolio and class take separate votes on matters affecting only that Portfolio or class. For example, a change in the fundamental investment policies for a Portfolio would be voted upon only by shareholders of that Portfolio.

The Portfolios do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Portfolio's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

Individual Retirement Accounts: You may purchase shares of the Portfolios for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Portfolio IRA, call the transfer agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Portfolio shares owned by the IRA will be redeemed automatically as payment.

Automatic Investment Plan: You may purchase Portfolio shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $1,000 minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Portfolio shares will be effected at their offering price at 12:00 p.m. Eastern time for the Tax-Exempt Portfolio, at 2:00 p.m. Eastern Time for the Prime Money Market, Premier Money Market and U.S. Government Portfolios, or at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), for the Bond and Equity Portfolios, on or about the 20th day of the month. For an application for the Automatic Investment Plan, check the appropriate box of the application or call the transfer agent at (800) 336-9970. This service is generally not available for Wilmington Trust's trust account clients, since similar services are provided through Wilmington Trust. This service also may not be available for Service Organization clients who are provided similar services through those organizations.

Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Portfolio shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the Distributor, the investment advisers or the transfer agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

By Check: You may utilize the check writing option to redeem shares of the Prime Money Market, the U.S. Government and the Tax-Exempt Portfolios by drawing a check for $500 or more against a Portfolio account. When the check is presented for payment, a sufficient number of shares will be redeemed from your Portfolio account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Portfolio shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the check writing procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "insufficient funds" and returned checks. These charges will be paid by redeeming an appropriate number of Portfolio shares automatically. Each Portfolio and the transfer agent reserve the right to terminate or alter the check writing service at any time. The transfer agent also reserves the right to impose a service charge in connection with the check writing service. If you are interested in the check writing service, contact the transfer agent for further information. This service is generally not available for clients of Wilmington Trust through their trust or corporate cash management accounts, since it is already provided for these customers through Wilmington Trust. The service may also not be available for Service Organization clients who are provided a similar service by those organizations.

By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Portfolio shares.

Systematic Withdrawal Plan: If you own shares of a Portfolio with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Portfolio shares will be effected at the NAV determined on or about the 25th day of the month. This service is generally not available for Wilmington Trust's trust accounts or certain Service Organizations, because a similar service is provided through those organizations.

Additional Information Regarding Redemptions: To ensure proper authorization before redeeming shares of the Portfolios, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Wilmington Trust who have purchased shares through their trust accounts at Wilmington Trust and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact Wilmington Trust or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, RSMC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Portfolio's securities or to determine the value of a Portfolio's net assets, or
(d) ordered by a governmental body having jurisdiction over a Portfolio for the protection of the Portfolio's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Portfolio may withdraw their requests for redemption or may receive payment based on the net asset value of the Portfolio next determined after the suspension is lifted.

Each Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption "in-kind") chosen by the Portfolio and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Portfolio. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Portfolio has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Portfolio for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. Each of the Money Market Portfolios' securities is valued on the basis of the amortized cost valuation technique. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. The valuation of a Money Market Portfolio's securities based upon their amortized cost and the accompanying maintenance of each Portfolio's per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act. Certain conditions imposed by that Rule are set forth under "Investment Policies - Money Market Portfolios." In connection with the use of the amortized cost valuation technique, each Portfolio's Board of Trustees has established procedures delegating to the investment adviser the responsibility for maintaining a constant net asset value per share. Such procedures include a daily review of each Portfolio's holdings to determine whether a Portfolio's net asset value, calculated based upon available market quotations, deviates from $1.00 per share. Should any deviation exceed 1/2 of 1% of $1.00, the Trustees will promptly consider whether any corrective action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such corrective action may include selling of portfolio securities prior to maturity to realize capital gains or losses, shortening average portfolio maturity, withholding dividends, redeeming shares in kind and establishing a net asset value per share based upon available market quotations.

Should a Money Market Portfolio incur or anticipate any unusual expense or loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Trustees would at that time consider whether to adhere to the current dividend policy or to revise it in light of the then

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prevailing circumstances. For example, if a Portfolio's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Trustees could suspend or reduce further dividend payments until the net asset value returned to $1.00 per share. Thus, such expenses or losses or depreciation could result in investors receiving no dividends or reduced dividends for the period during which they held their shares or in their receiving upon redemption a price per share lower than that which they paid.

The net asset value per share is determined as of 12:00 p.m. Eastern time for the Tax-Exempt Portfolio and as of 2:00 p.m. Eastern time for the Premier Money Market, Prime Money Market Portfolio and U.S. Government Portfolio on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The net asset value per share is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio

For the Bond Portfolios and the Equity Portfolios, the net asset value per share of each Portfolio is determined by dividing the value of the Portfolio's net assets by the total number of Portfolio shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) each day the Portfolios are open for business. The Portfolios are open for business on days when the Exchange and PFPC are open for business.

In valuing a Portfolio's assets, a security listed on the Exchange (and not subject to restrictions against sale by the Portfolio on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Portfolio on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each Business Day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days and on which the International Multi-Manager Portfolio's net asset value is not calculated and investors will be unable to buy or sell shares of the Portfolio. Calculation of the Portfolio's net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                                    DIVIDENDS

Dividends from the Money Market Portfolios are declared on each Business Day and paid to shareholders ordinarily on the first Business Day of the following month. The dividend for a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income for the subsequent non-Business Days on which dividends are not declared. However, no such dividend includes any amount of net income earned in a subsequent semiannual accounting period. A portion of the dividends paid by the U.S. Government Portfolio may be exempt from state taxes.

Dividends from the Bond Portfolios' net investment income are declared on each Business Day and paid to shareholders ordinarily on the first Business Day of the following month. The dividend for a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income expected for the subsequent non-Business Days on which dividends are not declared. However, no such dividend included any amount of net income earned in a subsequent semiannual period. Net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Portfolio, if any, after deducting any available capital loss carryovers, are declared and paid annually.

Dividends, if any, from the Equity Portfolios' net investment income and distributions, if any, of (1) net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Portfolio, after deducting any available capital loss carryovers are declared and paid annually.

Dividends, if any, from the Balanced Portfolio's net investment income dividends are declared and paid quarterly. Dividends, if any, from the Balanced Portfolio's capital gains are declared and paid annually. A dividend or distribution paid by a Portfolio which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

                           TAXATION OF THE PORTFOLIOS

GENERAL. Each Portfolio is treated as a separate corporation for federal income tax purposes. Each Portfolio has qualified, elected and intends to continue to qualify to be classified under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as a regulated investment company ("RIC"). To qualify or continue to qualify for treatment as a RIC under the Code, each Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain determined without regard to the dividend received deduction) and, in the case of the International Multi-Manager Portfolio, net gains from certain foreign currency transactions) and at least 90% of its net income from tax-exempt obligations as well as meet several additional requirements. For each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer or of any two or more issuers that a Portfolio controls and which are determined to be engaged in the same trade or business or similar or related trades or businesses.

If a Portfolio failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate income tax rates with reduction for distributions paid to shareholders and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

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Each Portfolio will be subject to a nondeductible 4% excise tax (the "Excise
Tax") to the extent it fails to distribute by the end of any calendar year substantially all (at least 98%) of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Portfolio will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. Each Portfolio is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis by the difference between the amount of includable gain and tax deemed paid. Currently, an individual's maximum tax rate on long-term capital gains is 15%. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the investor has owned shares in a Portfolio. If a Portfolio invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Portfolio realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain. If a Portfolio invests in equity investments and the Portfolio makes distributions, the portion designated as qualified dividend income will be taxed at the same rate as long-term capital gains through 2008.

Dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if they are paid by the Portfolio during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

Investors should be aware that if Portfolio shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares and are disallowed to the extent any distribution of exempt-interest dividends received with respect to such shares.

MONEY MARKET PORTFOLIOS: With respect to the U.S. Government Portfolio, Premier Money Market Portfolio and Prime Money Market Portfolio, distributions from a Portfolio's investment company taxable income, if any, are taxable to its shareholders as ordinary income to the extent of the Portfolio's earnings and profits. Because each of the Portfolios' net investment income is derived from interest rather than dividends, no portion of the distributions thereof is eligible for the dividends-received deduction allowed to corporate shareholders or to be taxed at capital gain rates as qualified dividend income.

BOND PORTFOLIOS: Each Bond Portfolio may acquire zero coupon securities issued with original issue discount. As a holder of those securities, a Portfolio must take into account the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Portfolio must distribute annually substantially all of its investment company taxable income and net tax-exempt income, including any original issue discount, to satisfy the distribution requirements for RICs under the Code and (except with respect to tax-exempt income) avoid imposition of the Excise Tax, a Portfolio may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Portfolio's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Portfolio may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

TAX-EXEMPT PORTFOLIO AND MUNICIPAL BOND PORTFOLIO: Each of these Portfolios will be able to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is excludable from gross income under Section 103(a) of the Code; both Portfolios intend to continue to satisfy this requirement. Distributions that a Portfolio properly designates as exempt-interest dividends are treated by its shareholders as interest excludable from their gross income for federal income tax purposes but may be tax preference items for purposes of the Alternative Minimum Tax ("AMT"). If the aggregate exempt interest dividends exceed a Portfolio's net tax-exempt income, then only a portion of the excess dividend will be excludable from the shareholders' gross income. The shareholders' treatment of dividends from a Portfolio under state and local income tax laws may differ from the treatment thereof under the Code. In order to qualify to pay exempt-interest dividends, each Portfolio may be limited in its ability to engage in taxable transactions such as repurchase agreements, options and futures strategies and portfolio securities lending.

Tax-exempt interest attributable to certain "private activity bonds" ("PABs") (including, in the case of a RIC receiving interest on those bonds, a proportionate part of the exempt-interest dividends paid by the RIC) is a tax preference item for AMT purposes. Furthermore, even interest on tax-exempt securities held by a Portfolio that are not PABs, which interest otherwise would not be a tax preference item, nevertheless may be indirectly subject to the AMT in the hands of corporate shareholders when distributed to them by the Portfolio. Generally, PABs are issued by or on behalf of public authorities to finance various privately operated facilities. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or PABs should consult their tax advisors before purchasing a Portfolio's shares. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

Individuals who receive Social Security and railroad retirement benefits may be required to include up to 85% of such benefits in taxable income if their modified adjusted gross income (including income from tax-exempt sources such as the Tax-Exempt and Municipal Bond Portfolios) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from each Portfolio still are tax-exempt to the extent described in the prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

The Municipal Bond Portfolio may invest in municipal bonds that are purchased with "market discount." For these purposes, market discount is the amount by which a bond's purchase price is exceeded by its stated redemption price at maturity or, in the case of a bond that was issued with original issue discount ("OID"), the sum of its issue price plus accrued OID, except that market discount that is less than the product of (1) 1/4 of 1% of the redemption price at maturity multiplied by (2) the number of complete years to maturity after the taxpayer acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, the Municipal Bond Portfolio may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

The Tax-Exempt and Municipal Bond Portfolios inform shareholders within 60 days after their fiscal year-end of the percentage of its income distributions designated as exempt-interest dividends. The percentage is applied uniformly to all distributions made during the year, so the percentage designated as tax-exempt for any particular distribution may be substantially different from the percentage of a Portfolio's income that was tax-exempt during the period covered by the distribution.

SHORT/INTERMEDIATE BOND PORTFOLIO, BROAD MARKET BOND AND SHORT-TERM INCOME
PORTFOLIO: Interest and dividends received by the Short/Intermediate Bond Portfolio and the Broad Market Bond Portfolio, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on their securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

EQUITY PORTFOLIOS: It is anticipated that all or a portion of the dividends from the net investment income of each Equity Portfolio will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of these Portfolios are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid, to the extent of the Portfolio's qualifying dividend income. The qualifying portion may not exceed the aggregate dividends received by the Portfolio from taxable U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the AMT. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction. Individual shareholders who receive qualified dividend income will be taxed on such qualified dividend income at long term capital gain rates. Qualified dividend income generally means dividend income received from (i) a domestic corporation or (ii) from certain foreign corporations.

Each Equity Portfolio will inform shareholders within 60 days after their fiscal year-end of the percentage of its dividends designated as (i) qualifying for the dividends received deduction or (ii) qualified dividend income taxable as net capital gain.

FOREIGN SECURITIES. Dividends and interest received, and gains realized, by the Small Cap Growth and Mid Cap Growth Portfolio may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the Small Cap Growth and Mid Cap Growth Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by the Portfolio. If the election is made, the Portfolio will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) will be required to treat that share of those taxes and of any dividend paid by the Portfolio that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Portfolio will report to its shareholders within 60 days after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions, as well as the amount of foreign taxes that are not allocable as a credit, if it makes this election. If the Portfolio makes this election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

The Small Cap Growth and Mid Cap Growth Portfolio may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation
- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Portfolio is a U.S. shareholder -- that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Portfolio acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. In general, an excess distribution is the excess (if any) of (i) the amount of distributions received by a PFIC stockholder during the taxable year; over (ii) 125% of the average amount received during the preceding three years (or, if shorter, the holding period). The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

If the Small Cap Growth and Mid Cap Growth Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio by the QEF; those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Small Cap Growth and Mid Cap Growth Portfolios may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, the Portfolios also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Portfolios for prior taxable years. A Portfolio's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under the PFIC rules, mark to market gains are treated as an excess distribution (as ordinary income).

HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Portfolio with respect to its business of investing in securities qualify as permissible income under the source of income requirement.

SECTION 1256 CONTRACTS. Futures and foreign currency forward contracts and certain options that are subject to Section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which a Portfolio has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by a Portfolio at the end of its taxable year generally will be "marked-to-market" (that is, deemed to have been sold for their market value) for federal income tax purposes. The net gain or loss, if any, resulting from such deemed sales, together with any gain or loss resulting from actual sales of Section 1256 contracts, must be taken into account by the Portfolio in computing its taxable income for such year. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss (which when distributed to shareholders is taxed as ordinary income). Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. See Section 988 below. In case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss.

CODE SECTION 988. Section 988 of the Code may apply to forward currency contracts and options on foreign currencies. Under Section 988 of the Code, gains and losses of the Portfolio on the acquisition and disposition of foreign currency (e.g. the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under
Section 988, foreign currency gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Portfolio's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by the Portfolio. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by the Portfolio has a long-term holding period.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Portfolio may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules (see above), which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Portfolio makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Portfolio of straddle transactions are not entirely clear.

CONSTRUCTIVE SALE. If a Portfolio has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Portfolio or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

The foregoing federal tax discussion is a summary included for general informational purposes only. Each shareholder is advised to consult his/her own tax advisor with respect to the specific tax consequences of an investment in a Portfolio, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

Shortly after the end of each year, PFPC calculates the federal income tax status of all distributions made during the year. In addition to federal income tax, shareholders may be subject to state and local taxes on distributions from a Portfolio. Shareholders should consult their tax advisors regarding specific questions relating to federal, state and local taxes.

                     CALCULATION OF PERFORMANCE INFORMATION

The performance of a Portfolio may be quoted in terms of its yield and its total return in advertising and other promotional materials. Performance data quoted represents past performance and is not intended to indicate future performance. Performance of the Portfolios will vary based on changes in market conditions and the level of each Portfolio's expenses. These performance figures are calculated in the following manner:

MONEY MARKET PORTFOLIOS:

         A. YIELD for a money market fund is the net annualized yield for a specified 7 calendar days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

             The yield for the 7-day period ended June 30, 2003 was:

Prime Money Market Portfolio          Investor Shares            0.45%
Premier Money Market Portfolio        Institutional Shares       0.98%
U.S. Government Portfolio             Investor Shares            0.57%
Tax-Exempt Portfolio                  Investor Shares            0.24%

         B. EFFECTIVE YIELD is the net annualized yield for a specified 7 calendar days assuming reinvestment of income or compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

            Effective yield = [(Base Period Return + 1) (365/7)] - 1.

        The effective yield for the 7-day period ended June 30, 2003 was:

Prime Money Market Portfolio          Investor Shares            0.45%
Premier Money Market Portfolio        Institutional Shares       0.98%
U.S. Government Portfolio             Investor Shares            0.57%
Tax-Exempt Portfolio                  Investor Shares            0.24%

         C. TAX-EQUIVALENT YIELD is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 7-day period assuming a reinvestment of all dividends paid during such period. Tax-equivalent yield is calculated by dividing that portion of the Portfolio's yield (computed as in the yield description above) which is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax-exempt.

The tax-equivalent yield for the 7-day period ended June 30, 2003 was:

Tax-Exempt Portfolio                  Investor Shares                   0.37%

         D. TAX-EQUIVALENT EFFECTIVE YIELD is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate for a specified 7 calendar days assuming reinvestment of income or compounding. Tax-equivalent effective yield will be calculated by dividing that portion of the Portfolio's effective yield (as described above) that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Portfolio's effective yield that is not tax-exempt.

The tax-equivalent effective yield for the 7-day period ended June 30, 2003 was:

Tax-Exempt Portfolio                  Investor Shares                 0.37%

The following table, which is based upon federal income tax rates in effect on the date of this SAI, illustrates the yields that would have to be achieved on taxable investments to produce a range of hypothetical tax-equivalent yields:

         E.       TAX-EQUIVALENT YIELD TABLE

                                      Tax-Equivalent Yields Based on Tax-Exempt Yields of:
Federal Marginal                      ----------------------------------------------------
Income Tax Bracket        2%           3%          4%          5%         6%           7%           8%
------------------        --           --          --          --         --           --           --
       25%               2.8          4.2          5.6        6.9         8.3          9.7         11.1
       28%               2.9          4.3          5.8        7.2         8.7         10.1         11.6
       33%               3.1          4.7          6.3        7.8         9.4         10.9         12.5
       35%               3.3          5.0          6.6        8.3         9.9         11.6         13.2

ALL PORTFOLIOS:

         F. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded rate of return for the one, five and ten year periods (or for periods of the Portfolio's operations) that would equate the initial amount invested to the ending redeemable value according to the following formula:

                             T = (ERV/P)1/n - 1

                    Where:   P  =  a hypothetical initial investment of
                                   $1,000

                             T  =  average annual total return

                             n  =  number of years

                    ERV         =  ending redeemable value: ERV is the
                                   value, at the end of the applicable
                                   period, of a hypothetical $1,000
                                   investment made at the beginning of the
                                   applicable period.

The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Portfolio's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Portfolio during the periods is reflected. The ending redeemable value (variable `ERV' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period.

G. AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) is the average annual compounded rate of return over the 1-, 5-, and 10-year periods (or for the periods of the Portfolio's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                           P(1+T)(n) = ATV(D)

                           Where:

                           P = a hypothetical initial payment of $1,000.

                           T = average annual total return (after taxes on
                               distributions).

                           n = number of years.

                           ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

The calculation for average annual total return after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Portfolio's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Portfolio during the periods is reflected. The Portfolio assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending value (variable `ATVD' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period. The Portfolio assumes that the redemption has no tax consequences. The Portfolio calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Portfolio on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. The Portfolio calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The Portfolio has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

         H. AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) is the average annual compounded rate of return over the 1-, 5-, and 10-year periods (or for the periods of the Portfolio's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                           P(1 + T)(n) = ATV(DR)

                           Where:

                           P = a hypothetical initial payment of $1,000.

                           T = average annual total return (after taxes on
                               distributions and redemption).

                           n = number of years.

                           ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

The calculation for average annual total return after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Portfolio's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Portfolio during the periods is reflected. The Portfolio assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The Portfolio calculates the taxes due on any distributions as described above under `Average Annual Total Returns (After Taxes on Distributions)'. The ending value (variable `ATV(DR)' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges, the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit from capital losses at the end of the measuring period. The Portfolio calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges). The Portfolio separately tracks the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Portfolio includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Portfolio does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. The Portfolio calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Portfolio assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

         I.       AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED JUNE 30, 2003

BEFORE TAXES                                              1 YEAR          5 YEARS         10 YEARS      SINCE INCEPTION
------------                                              ------          -------         --------      ---------------
Prime Money Market
  Investor Shares                                          1.07%           3.84%           4.30%              --
  Service Shares                                           0.87%            N/A             N/A              1.70%
Premier Money Market
  Institutional Shares                                     1.37%           4.14%            N/A              4.75%
U.S. Government
  Investor Shares                                          0.95%           3.68%           4.18%              --
  Service Shares                                           0.75%            N/A             N/A              1.55%
Tax-Exempt
  Investor Shares                                          0.73%           2.27%           2.59%              --
  Service Shares                                           0.52%            N/A             N/A              1.00%
Short/Intermediate Bond
  Institutional Shares                                    10.70%           7.11%           6.43%              --
  Investor Shares                                           N/A             N/A             N/A               N/A
Broad Market Bond
  Institutional Shares                                    12.77%           7.28%           6.72%              --
  Investor Shares                                           N/A             N/A             N/A               N/A
Municipal Bond
  Institutional Shares                                     6.75%           5.22%            N/A              5.10%
  Investor Shares                                           N/A             N/A             N/A               N/A
Large Cap Growth
  Institutional Shares                                     0.35%          (7.80)%          5.37%              --
  Investor Shares                                           N/A             N/A             N/A               N/A
Small Cap Growth
  Institutional Shares                                      N/A             N/A             N/A             27.60%
  Investor Shares                                           N/A             N/A             N/A               N/A
Large Cap Core
  Institutional Shares                                    (2.86)%         (4.62)%           N/A              6.56%

  Investor Shares                                           N/A             N/A             N/A               N/A
Small Cap Core
  Institutional Shares                                    (6.12)%         (0.51)%           N/A              5.40%
  Investor Shares                                           N/A             N/A             N/A               N/A
Large Cap Value
  Institutional Shares                                     0.92%          (2.27)%          7.04%              --
  Investor Shares                                           N/A             N/A             N/A               N/A
Mid Cap Value (1)
  Institutional Shares                                    (0.78)%          12.70%           N/A             13.43%
  Investor Shares                                         (1.07)%           N/A             N/A             10.53%
  Retail Shares                                             N/A             N/A             N/A             10.47%
Small Cap Value (1)
  Institutional Shares                                    (1.98)%          5.95%            N/A              7.55%
  Investor Shares                                         (2.26)%          5.69%            N/A             13.17%

AFTER TAXES ON DISTRIBUTIONS                               1 YEAR          5 YEARS        10 YEARS      SINCE INCEPTION
----------------------------                               ------          -------        --------      ---------------
Prime Money Market
  Investor Shares                                          0.66%            2.31%          2.58%              --
  Service Shares                                           0.53%             N/A            N/A              1.04%
Premier Money Market
  Institutional Shares                                     0.84%            2.49%           N/A              2.85%
U.S. Government
  Investor Shares                                          0.58%            2.21%          2.51%              --
  Service Shares                                           0.46%             N/A            N/A              0.95%
Tax-Exempt
  Investor Shares                                          0.73%            2.27%          2.59%              --
  Service Shares                                           0.52%             N/A            N/A              1.00%
Short/Intermediate Bond
  Institutional Shares                                     8.73%            4.85%          4.06%              --
  Investor Shares                                           N/A              N/A            N/A               N/A
Broad Market Bond
  Institutional Shares                                     10.76%           4.92%          5.54%              --
  Investor Shares                                           N/A              N/A            N/A               N/A
Municipal Bond
  Institutional Shares                                     6.69%            5.15%           N/A              5.07%
  Investor Shares                                           N/A              N/A            N/A               N/A
Large Cap Growth
  Institutional Shares                                     0.35%           (9.91)%         2.78%              --
  Investor Shares                                           N/A              N/A            N/A               N/A
Small Cap Growth
  Institutional Shares                                      N/A              N/A            N/A             27.60%
  Investor Shares                                           N/A              N/A            N/A               N/A
Large Cap Core
  Institutional Shares                                    (3.24)%          (5.23)%          N/A              5.19%
  Investor Shares                                           N/A              N/A            N/A               N/A
Small Cap Core
  Institutional Shares                                    (6.12)%          (1.07)%          N/A              4.92%
  Investor Shares                                           N/A              N/A            N/A               N/A
Large Cap Value
  Institutional Shares                                     0.53%           (2.89)%         6.70%              --
  Investor Shares                                          0.49%             N/A            N/A             (0.64)%
Mid Cap Value (1)
  Institutional Shares                                    (0.88)%          11.72%           N/A             12.52%
  Investor Shares                                         (1.17)%            N/A            N/A              8.96%
  Retail Shares                                             N/A              N/A            N/A             10.35%
Small Cap Value (1)

  Institutional Shares                                    (2.82)%           5.01%           N/A              6.67%
  Investor Shares                                         (3.11)%           4.73%           N/A              2.11%

AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS              1 YEAR          5 YEARS         10 YEARS      SINCE INCEPTION
---------------------------------------------             ------          -------         --------      ---------------
Prime Money Market
  Investor Shares                                          0.66%           2.31%           2.58%              --
  Service Shares                                           0.53%            N/A             N/A              1.04%
Premier Money Market
  Institutional Shares                                     0.84%           2.49%            N/A              2.85%
U.S. Government
  Investor Shares                                          0.58%           2.21%           2.51%              --
  Service Shares                                           0.46%            N/A             N/A              0.95%
Tax-Exempt
  Investor Shares                                          0.73%           2.27%           2.59%              --
  Service Shares                                           0.52%            N/A             N/A              1.00%
Short/Intermediate Bond
  Institutional Shares                                     6.55%           4.57%           3.95%              --
  Investor Shares                                           N/A             N/A             N/A               N/A
Broad Market Bond
  Institutional Shares                                     7.85%           4.65%           4.97%              --
  Investor Shares                                           N/A             N/A             N/A               N/A
Municipal Bond
  Institutional Shares                                     5.47%           4.99%            N/A              4.94%
  Investor Shares                                           N/A             N/A             N/A               N/A
Large Cap Growth
  Institutional Shares                                     0.21%          (5.04)%          4.68%              --
  Investor Shares                                           N/A             N/A             N/A               N/A
Small Cap Growth
  Institutional Shares                                      N/A             N/A             N/A             16.95%
  Investor Shares                                           N/A             N/A             N/A               N/A
Large Cap Core
  Institutional Shares                                    (1.74)%         (3.67)%           N/A              5.31%
  Investor Shares                                           N/A             N/A             N/A               N/A
Small Cap Core
  Institutional Shares                                    (3.76)%         (0.39)%           N/A              4.44%
  Investor Shares                                           N/A             N/A             N/A               N/A
Large Cap Value
  Institutional Shares                                     0.56%          (2.03)%          5.79%              --
  Investor Shares                                          0.32%            N/A             N/A              0.44%
Mid Cap Value (1)
  Institutional Shares                                    (0.41)%          10.06%           N/A             10.78%
  Investor Shares                                         (0.58)%           N/A             N/A              7.78%
  Retail Shares                                             N/A             N/A             N/A              6.51%
Small Cap Value (1)
  Institutional Shares                                    (0.85)%          4.49%            N/A              5.87%
  Investor Shares                                         (1.02)%          4.27%%           N/A             10.80%

(1) The Mid Cap Value and Small Cap Value Portfolios show the performance of the CRM Mid Cap Value and the Small Cap Value Funds.

YIELD CALCULATIONS. From time to time, an Equity or Bond Portfolio may advertise its yield. Yield for these Portfolios is calculated by dividing the Portfolio's investment income for a 30-day period, net of expenses, by the average number of shares entitled to receive dividends during that period according to the following formula:

                           YIELD = 2[((A-B)/CD + 1)6-1]

               where:

        a =       dividends and interest earned during the period;

        b =       expenses accrued for the period (net of
                  reimbursements);

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

        d = the maximum offering price per share on the last day of the period.

The result is expressed as an annualized percentage (assuming semiannual compounding) of the maximum offering price per share at the end of the period.

Except as noted below, in determining interest earned during the period (variable "a" in the above formula), PFPC calculates the interest earned on each debt instrument held by a Portfolio during the period by: (i) computing the instrument's yield to maturity, based on the value of the instrument (including actual accrued interest) as of the last business day of the period or, if the instrument was purchased during the period, the purchase price plus accrued interest; (ii) dividing the yield to maturity by 360; and (iii) multiplying the resulting quotient by the value of the instrument (including actual accrued interest). Once interest earned is calculated in this fashion for each debt instrument held by the Portfolio, interest earned during the period is then determined by totaling the interest earned on all debt instruments held by the Portfolio.

For purposes of these calculations, the maturity of a debt instrument with one or more call provisions is assumed to be the next date on which the instrument reasonably can be expected to be called or, if none, the maturity date. In general, interest income is reduced with respect to debt instruments trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and increased with respect to debt instruments trading at a discount by adding a portion of the discount to daily income. In determining dividends earned by any preferred stock or other equity securities held by a Portfolio during the period (variable "a" in the above formula), PFPC accrues the dividends daily at their stated dividend rates. Capital gains and losses generally are excluded from yield calculations.

Because yield accounting methods differ from the accounting methods used to calculate net investment income for other purposes, a Portfolio's yield may not equal the dividend income actually paid to investors or the net investment income reported with respect to the Portfolio in the Fund's financial statements.

Yield information may be useful in reviewing a Portfolio's performance and in providing a basis for comparison with other investment alternatives. However, the Portfolios' yields fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should recognize that in periods of declining interest rates, the Portfolios' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolios' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of the Portfolios' holdings, thereby reducing the current yields of the Portfolios. In periods of rising interest rates, the opposite can be expected to occur.

COMPARISON OF PORTFOLIO PERFORMANCE. A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Portfolio with performance quoted with respect to other investment companies or types of investments. For example, it is useful to note that yields reported on debt instruments are generally prospective, contrasted with the historical yields reported by a Portfolio.

In connection with communicating its performance to current or prospective shareholders, a Portfolio also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. In addition, rankings, ratings and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

From time to time, in marketing and other literature, the Bond and Equity Portfolios' performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indices of comparable securities with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc. (an organization which provides performance ranking information for broad classes of mutual funds), Lipper, Inc. ("Lipper") (a mutual fund research firm which analyzes over 1,800 mutual funds), CDA Investment Technologies, Inc. (an organization which provides mutual fund performance and ranking information), Morningstar, Inc. (an organization which analyzes over 2,400 mutual funds) and other independent organizations. When Lipper's tracking results are used, a Portfolio will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. When other organizations' tracking results are used, a Portfolio will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

Since the assets in all funds are always changing, a Portfolio may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Portfolio in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in a Portfolio's investment policies and investments, a Portfolio's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.

                              FINANCIAL STATEMENTS

The audited financial statements and financial highlights of the Wilmington Premier Money Market, Prime Money Market, U.S. Government, Tax-Exempt, Short/Intermediate Bond, Broad Market Bond, Municipal Bond, Large Cap Growth, Large Cap Core, Small Cap Core and Large Cap Value, including each of their corresponding Series for the fiscal year ended June 30, 2003, are set forth in the Annual Reports to shareholders, including the notes thereto and the reports of Ernst & Young, LLP thereon. The Annual Reports are incorporated herein by reference.

The Wilmington Balanced, Mid Cap Value, Small Cap Value and Mid Cap Growth Portfolios have not yet commenced operations and therefore, have no financial statements to report. Each of the Wilmington Short-Term Income Portfolio and Small Cap Growth Portfolio was first offered on July 1, 2003, and therefore had no financial statements to present as of June 30, 2003.

                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the prospectus, in managing a Portfolio's corresponding Series, the investment adviser may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the prospectus, the investment adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Portfolio's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Portfolios will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. No Series will use leverage in their options, futures, and in the case of the International Multi-Manager Series, its forward currency contract strategies. Accordingly, the Series will comply with guidelines established by the SEC with respect to coverage of these strategies by either
(1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of the Series' assets could impede portfolio management, or the Series' ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. A Series may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

Each Series may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Series to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Series either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Series may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables the Series to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Series below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Series realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Series may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, the Series may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Series purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Series may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Series declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by the Series. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Series will be obligated to sell the security at less than its market value.

Each Series may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Series will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case the Series would expect to suffer a loss.

Each Series may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Series invests. Perfect correlation is not possible because the securities held or to be acquired by the Series will not exactly match the composition of indices on which options are purchased or written.

Each Series may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. The Series would enter into a long straddle when the investment adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Series would enter into a short straddle when the investment adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Series will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Series may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives the Series the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Series holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the Series holds a put warrant and the value of the underlying index falls, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The Series holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; the Series holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If the Series does not exercise an index warrant prior to its expiration, then the Series loses the amount of the purchase price that it paid for the warrant.

Each Series will normally use index warrants as it may use index options. The risks of the Series' use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Series' ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Series has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

                  (1) each Series will write only covered options, and each such option will remain covered so long as the Series is obligated thereby; and

                  (2) no Series will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Series may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Series wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, the Series may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Series may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Series to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Series is unable to effect a closing purchase transaction with respect to options it has acquired, the Series will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Series is unable to effect a closing purchase transaction with respect to covered options it has written, the Series will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and the Series may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

                  (1) The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the investment adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

                  (2) Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by the Series is exercised or unless a closing transaction is effected with respect to that position, the Series will realize a loss in the amount of the premium paid and any transaction costs.

                  (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Series intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option;
                  (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits;
                  (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

                  (4) With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If the Series writes a call option on an index, the Series will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If the Series holds an index option and exercises it before the closing index value for that day is available, the Series runs the risk that the level of the underlying index may subsequently change.

                  (5) A Series' activities in the options markets may result in a higher Series turnover rate and additional brokerage costs; however, the Series also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Series may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Series may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Series' securities holdings. To the extent that a portion of a Series' holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Series correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the Series' holdings. A Series may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion.

This strategy may minimize the effect of all or part of an increase in the market price of securities that a Series intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Series may purchase a call option on an index futures contract to hedge against a market advance in securities that the Series plans to acquire at a future date. The Series may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by the Series. This is analogous to writing covered call options on securities. The Series also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Series.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Series has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

                  (1) Each Series will engage only in covered futures transactions, and each such transaction will remain covered so long as the Series is obligated thereby.

                  (2) No Series will write' options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Series is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Series upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Series may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Series purchases a contract and the value of the contract rises, the Series receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Series is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Series' obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Series to close a position and, in the event of adverse price movements, the Series would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Series' use of futures contracts and related options, particular note should be taken of the following:

                  (1) Successful use by a Series of futures contracts and related options will depend upon the investment adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Series would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Series has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Series may need to sell assets at a time when such sales are disadvantageous to the Series. If the price of the futures contract moves more than the price of the underlying securities, a Series will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

                  (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

                  (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Series intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Series would continue to be required to make variation margin payments.

                  (4) Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

                  (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Series purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Series when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

                  (6) As is the case with options, a Series' activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Series also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

HEDGING STRATEGIES. The Short-Term Income Series' investment adviser may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by the Short-Term Income Series. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.

The Short-Term Income Series may enter into forward currency contracts either with respect to specific transactions or with respect to the Series' positions. When the investment adviser believes that a particular currency may decline compared to the U.S. dollar, the Series may enter into a forward contract to sell the currency that the sub-adviser expects to decline in an amount approximating the value of some or all of the Series' securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when the Series anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.

The Short-Term Income Series also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, the Short-Term Income Series may write and purchase put and call options on securities and stock indices to hedge against the risk of fluctuations in the prices of securities held by the Short-Term Income Series or which the investment adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. The Series also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect the Series' securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. The Short-Term Income Series may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

The Short-Term Income Series will not enter into an options, futures or forward currency contract transaction that exposes the Short-Term Income Series to an obligation to another party unless the Series either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS

Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the Series' position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.

As with other options and futures positions, the Short-Term Income Series' ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although the Short-Term Income Series will not purchase or write such positions unless and until, in the investment adviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, no Series will enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Short-Term Income Series must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.

SWAP AGREEMENTS. The Short-Term Income Series may enter into swaps relating to indices, currencies, interest rates, and equity interests. A swap transaction is an agreement between the Short-Term Income Series and a counter party to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Short-Term Income Series with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock.

The Short-Term Income Series may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Short-Term Income Series anticipates purchasing at a later date. Swaps have special risks including possible default by the counter party to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

SPECIAL RISKS RELATED TO SWAP AGREEMENTS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Short-Term Income Series is contractually obligated to make or receive. If the counter party to a swap defaults, the Series' risk of loss consists of the net amount of payments that the Series is contractually entitled to receive. The Series will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering the Series' investment objective will depend on the Investment adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. The Series will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, the Series will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under the Series' repurchase agreement guidelines. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

APPENDIX B

DESCRIPTION OF RATINGS

Moody's, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P and Fitch to the securities in which the Portfolios' corresponding Series may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The investment advisers and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Series, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Series. In that event, an investment adviser will consider whether it is in the best interest of the Series to continue to hold the securities.

                                 MOODY'S RATINGS

CORPORATE AND MUNICIPAL BONDS.

Aaa:     Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:      Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A:       Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa:     Bonds that are rated Baa are considered as medium-grade obligations
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:      Bonds that are rated Ba offer questionable financial security. Often the ability of these entities to meet obligations may be moderate and not well safeguarded in the future.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                                      B-1

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         -        Well-established access to a range of financial markets and assured sources of alternate liquidity.

MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

                                   S&P RATINGS

CORPORATE AND MUNICIPAL BONDS.

AAA:     Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA:      Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A:       Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB:     Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB:      Bonds rated BB is less vulnerable in the near term than other lower rated obligators. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions, which could lead to the obligator's inadequate capacity to meet its financial commitments. B An obligor rated "B" is more vulnerable than the obligators rated "BB", but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingne4ss to meet its financial commitments

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

                                  FITCH RATINGS

DESCRIPTION OF FITCH'S HIGHEST STATE AND MUNICIPAL NOTES RATING.

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

                                      B-2

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F-1+-    Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1-     Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

BB       Issues assigned this rating indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not considered investment grade

                                      B-3